As filed with the Securities and Exchange Commission on July 10, 2017
Securities Act File No. [  ]

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

Form N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. ☐

The Hartford Mutual Funds, Inc.

(Exact Name of Registrant as Specified in Charter)

690 Lee Road

Wayne, Pennsylvania 19087
(Address of Principal Executive Offices) (Zip Code)

1-610-386-4068
(Registrant’s Area Code and Telephone Number)

Thomas R. Phillips, Esq.

Hartford Funds Management Company, LLC
690 Lee Road

Wayne, Pennsylvania 19087

(Name and Address of Agent for Service)

With copies to:

John V. O’Hanlon, Esq.

Dechert LLP

One International Place, 40th Floor
100 Oliver Street
Boston, Massachusetts 02110-2605

Approximate Date of Proposed Public Offering:

As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective on August 9, 2017, pursuant to Rule 488 under the Securities Act of 1933, as amended.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

THE HARTFORD MUTUAL FUNDS, INC.

FORM N-14

CONTENTS OF REGISTRATION STATEMENT ON FORM N-14

This Registration Statement consists of the following papers and documents:

Cover Sheet

Contents of Registration Statement on Form N-14

Letter to Shareholders

Part A — Combined Information Statement and Prospectus

Part B — Statement of Additional Information

Part C — Other Information

Signature Page

Exhibits

THE HARTFORD MUTUAL FUNDS, INC.,

ON BEHALF OF

THE HARTFORD UNCONSTRAINED BOND FUND

[August 10], 2017

Dear Shareholder:

At a meeting held on May 1-2, 2017, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., a Maryland corporation (the “Company”), approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”) that provides for the reorganization of The Hartford Unconstrained Bond Fund (“Unconstrained Bond Fund”), a series of the Company, into The Hartford Strategic Income Fund (“Strategic Income Fund” and, collectively, with Unconstrained Bond Fund, the “Funds”), another series of the Company (the “Reorganization”). The Reorganization does not require shareholder approval.  The Reorganization is expected to occur on or about September 25, 2017 (the “Closing Date”), at which time you will receive shares of Strategic Income Fund of the same class and of equivalent dollar value to your shares in Unconstrained Bond Fund as of the Closing Date.

After carefully considering the merits of the Reorganization, the Board determined that combining the Funds is in the best interests of each Fund. In connection with the Reorganization, you should note the following:

•	The Reorganization is expected to qualify as a tax-free transaction;

•	The value of your investment will not change as a result of the Reorganization; and

•	The Reorganization is also expected to provide shareholders of both Funds with the opportunity to potentially benefit from economies of scale.

Hartford Funds Management Company, LLC (“HFMC”), the Funds’ investment adviser, is committed to offering a differentiated product line that it believes adds value for shareholders.

The Reorganization Agreement provides for:

•

the transfer of all of the assets of Unconstrained Bond Fund to Strategic Income Fund in exchange for shares of Strategic Income Fund that have an aggregate net asset value equal to the aggregate net asset value of the shares of Unconstrained Bond Fund on the valuation date for the Reorganization;

•	the assumption by Strategic Income Fund of all of the liabilities of Unconstrained Bond Fund; and

•	the distribution of shares of Strategic Income Fund to the shareholders of Unconstrained Bond Fund in complete liquidation of Unconstrained Bond Fund.

The Reorganization is expected to be completed on or about September 25, 2017 at 8:00 a.m. Eastern Time based on the net asset value of each Fund as of the close of regular trading on the New York Stock Exchange on September 22, 2017, or at such earlier or later date as determined by an officer of the Company. Existing shareholders will be able to purchase additional shares of Unconstrained Bond Fund through the close of business on or about September 22, 2017. Unconstrained Bond Fund was closed to new investors effective June 12, 2017.

The Reorganization does not require shareholder approval, and you are not being asked to vote or take any other action in connection with the Reorganization. We do, however, ask that you review the enclosed combined Information Statement/Prospectus, which contains information about Strategic Income Fund, including its investment objective, strategies, risks, performance, fees and expenses.  As of the date of the Reorganization, your assets will automatically be invested in Strategic Income Fund, which has a similar investment objective, similar investment strategies (through different investment styles as explained in the attached materials) and similar risk factors as Unconstrained Bond Fund.

Enclosed is an Information Statement/Prospectus which provides details of the Reorganization.

If you have any questions, please call the Funds at 1-888-843-7824.

Sincerely,

James E. Davey

PRESIDENT AND CHIEF EXECUTIVE OFFICER

COMBINED INFORMATION STATEMENT/PROSPECTUS

[August 10], 2017

INFORMATION STATEMENT FOR:

THE HARTFORD UNCONSTRAINED BOND FUND

(a series of The Hartford Mutual Funds, Inc.)

690 Lee Road

Wayne, Pennsylvania 19087

PROSPECTUS FOR:

THE HARTFORD STRATEGIC INCOME FUND

(a series of The Hartford Mutual Funds, Inc.)

690 Lee Road

Wayne, Pennsylvania 19087

610-386-4068

THE SECURITIES AND EXCHANGE COMMISSION AND THE COMMODITY FUTURES TRADING COMMISSION HAVE NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS INFORMATION STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

QUESTIONS AND ANSWERS ABOUT THE INFORMATION STATEMENT/PROSPECTUS

General Information About the Reorganization

Q.                                    Why am I receiving this Information Statement/Prospectus?

A.            The Hartford Unconstrained Bond Fund (“Unconstrained Bond Fund”) is being reorganized into The Hartford Strategic Income Fund (“Strategic Income Fund”) (the “Reorganization”). You are receiving this combined Information Statement and Prospectus (“Information Statement/Prospectus”) because you were a shareholder of Unconstrained Bond Fund as of the close of business on July 21, 2017 (the “Record Date”) and so that we can provide you with details about the Reorganization. The Unconstrained Bond Fund and Strategic Income Fund are referred to herein as the “Funds.” Each of the Funds is a separate series of The Hartford Mutual Funds, Inc., a Maryland corporation (the “Company”).

The Funds have similar investment objectives, similar investment strategies (through different investment styles) and similar risk factors. At the time of the Reorganization, shareholders of Unconstrained Bond Fund (the “Shareholders”) will become shareholders of Strategic Income Fund.

This Information Statement/Prospectus provides the information about Strategic Income Fund that Shareholders should know when evaluating the Reorganization. We suggest that you keep this Information Statement/Prospectus for your records and future reference.

All documents may be obtained without charge by writing to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022 or by calling 1-888-843-7824.

Q.                                    How did the Board reach its decision to approve the Reorganization?

A.            In determining whether to approve the Reorganization, the Board considered, among other things, the potential impact of the Reorganization on each Fund’s shareholders and a variety of related factors, including, among others, (1) the comparability of the Funds’ investment objectives, policies and restrictions; (2) the terms and conditions of the Reorganization Agreement, including provisions intended to avoid any dilution of Shareholder interests; (3) the costs to the Funds of the Reorganization; (4) the fact that the Reorganization is intended to qualify as a tax-free reorganization under federal tax laws; (5) the fact that the pro forma gross and net operating expenses of Strategic Income Fund after the Reorganization are estimated to be lower than the current gross and net operating expenses of Unconstrained Bond Fund; (6) the fact that the management fee schedule of Strategic Income Fund is identical to the management fee schedule of Unconstrained Bond Fund at all asset levels; (7) the fact that the Reorganization would increase the assets of Strategic Income Fund, which may reduce Strategic Income Fund’s overall costs through economies of scale with possible beneficial effects on Strategic Income Fund’s expense ratio; and (8) possible alternatives to the Reorganization. The Board also considered that the Reorganization does not require, and, therefore, would be effected without, a vote of Unconstrained Bond Fund’s Shareholders.

After careful consideration, the Board determined that the Reorganization is in the best interests of Strategic Income Fund and Unconstrained Bond Fund.

Q.                                    Who is receiving this Information Statement/Prospectus?

A.                                    Shareholders of record of Unconstrained Bond Fund on the Record Date are receiving this Information Statement/Prospectus.

Q.                                    Who will bear the costs of the Reorganization?

A.            The legal and shareholder communication costs relating to the Reorganization will be borne solely by Hartford Funds Management Company, LLC (“HFMC”), the investment adviser to both Funds, or its affiliates. No such costs shall be borne by Unconstrained Bond Fund or Strategic Income Fund. All other expenses, including any brokerage fees and brokerage-related expenses, incurred in connection with the Reorganization will be borne by the Unconstrained Bond Fund and Strategic Income Fund.

Q.                                    How will the Reorganization affect me as a Shareholder?

A.            Upon the Closing Date, shareholders of Unconstrained Bond Fund will become shareholders of Strategic Income Fund. Specifically, shareholders of Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class Y, and Class F shares, respectively, of Unconstrained Bond Fund will receive shares of the corresponding class of Strategic Income Fund that are equal in value to their shares in Unconstrained Bond Fund as of the Closing Date. The number of shares you receive will depend on the relative net asset value of the Funds’ shares immediately prior to the Reorganization. Thus, although the aggregate net asset value of the shares in your account will be the same, you may receive a greater or lesser number of shares than you currently hold in Unconstrained Bond Fund.

Q.                                    Can I exchange or redeem my Unconstrained Bond Fund shares before the Reorganization takes place?

A.            Yes. You may exchange your Unconstrained Bond Fund shares for appropriate shares, as described in Appendix D – Exchanging Shares, of another fund offered by the Company, or redeem your shares, at any time before the Reorganization takes place, as set forth in Unconstrained Bond Fund’s prospectus. If you choose to do so, your request will be treated as a normal exchange or redemption of shares and may be a taxable transaction.  Unconstrained Bond Fund was closed to new investors effective June 12, 2017. Existing shareholders will be able to purchase shares of Unconstrained Bond Fund through the close of business on or about September 22, 2017. No purchases of Unconstrained Bond Fund’s shares will be allowed after that time.

General Information About the Funds

Q.                                    How comparable are the Funds’ investment objectives and investment strategies?

A.            Unconstrained Bond Fund and Strategic Income Fund have similar investment objectives. Unconstrained Bond Fund’s investment objective is to maximize long-term total return. Strategic Income Fund’s investment objective is to provide current income and long-term total return. Although the Funds have similar investment strategies, each Fund uses a different investment style.

Unconstrained Bond Fund invests at least 80% of its net assets in fixed income securities and derivatives related to fixed income securities and expects that its average portfolio duration will normally vary from negative 1 year to positive 7 years, while Strategic Income Fund invests primarily in domestic and foreign debt securities of any maturity or duration that the sub-adviser, Wellington Management Company LLP (“Wellington Management”), considers to be attractive from a yield perspective while considering total return.

Unconstrained Bond Fund normally invests in a broad range of fixed income securities, including but not limited to, non-investment grade debt securities (also known as “junk bonds”), highly rated securities and foreign securities, including those from emerging markets, other asset classes of U.S. or foreign issuers, including, but not limited to, bank loans or loan participation interests in secured, second lien or unsecured variable, fixed or floating rate loans, securitized debt, convertible securities, preferred stock, and common stock. Strategic Income Fund also normally invests in junk bonds, highly rated securities and foreign securities, including those from emerging markets.

Unconstrained Bond Fund principally may use derivatives for the purposes of enhancing Fund returns, increasing liquidity, gaining exposure to particular instruments in more efficient or less expensive ways and/or hedging risks related to changes in interest rates and other market factors. Strategic Income Fund principally may use derivatives to manage portfolio risk, for efficient replication of securities the Fund could buy or for other investment purposes.

Both Funds will also generally hold a diversified portfolio of investments in various sectors, but the Funds are not required to invest in all sectors at all times and may invest 100% of their net assets in one sector if conditions warrant. Both Funds may also trade securities actively.

For more information regarding each Fund’s investment strategies and styles, please see the “COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, AND MANAGEMENT OF UNCONSTRAINED BOND FUND AND STRATEGIC INCOME FUND” section below.

Q.                                    How comparable are the Funds’ risks?

A.            The Funds have comparable risk factors, with the exception of those risks identified immediately below.  The risks of investing in each Fund are identified in the “COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, AND MANAGEMENT OF UNCONSTRAINED BOND FUND AND STRATEGIC INCOME FUND” section below.

The following principal risk is unique to an investment in Unconstrained Bond Fund: Event Risk (Principal Risk).

The following principal risk is unique to an investment in Strategic Income Fund: Sovereign Debt Risk (Principal Risk).

Additional Information is Available. This Information Statement/Prospectus provides the information about Strategic Income Fund that Shareholders should know when evaluating the Reorganization. We suggest that you keep this Information Statement/Prospectus for your records and future reference. A Statement of Additional Information (“SAI”) dated [August 10], 2017 relating to this Information Statement/Prospectus, and containing additional information about the Reorganization Agreement and the parties thereto, has been filed with the U.S. Securities and Exchange Commission (“SEC”) and is incorporated by reference.  In addition, the following documents have been filed with the SEC are available, without charge, on the Funds’ website at www.hartfordfunds.com, by calling 1-888-843-7824, or by writing to the Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022: the Prospectuses of Unconstrained Bond Fund and Strategic Income Fund; and each Fund’s annual report dated October 31, 2016 and semi-annual report dated April 30, 2017 (File Nos. 811-07589 (Unconstrained Bond Fund and Strategic Income Fund)).

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS INFORMATION STATEMENT/PROSPECTUS AND IN THE MATERIALS EXPRESSLY INCORPORATED BY REFERENCE. IF ANY PERSON PROVIDES ANY OTHER REPRESENTATION OR INFORMATION, YOU SHOULD NOT RELY ON THOSE OTHER REPRESENTATIONS OR INFORMATION SINCE NEITHER UNCONSTRAINED BOND FUND NOR STRATEGIC INCOME FUND HAS AUTHORIZED THOSE REPRESENTATIONS.

TABLE OF CONTENTS

INTRODUCTION	12
THE REORGANIZATION	12
COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, AND MANAGEMENT OF UNCONSTRAINED BOND FUND AND STRATEGIC INCOME FUND	13
REASONS FOR THE REORGANIZATION	26
BOARD CONSIDERATIONS AND BENEFITS OF THE REORGANIZATION	27
BOARD CONSIDERATIONS REGARDING THE APPROVAL OF STRATEGIC INCOME FUND’S INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS	29
COMPARISON OF FEES AND EXPENSES OF UNCONSTRAINED BOND FUND AND STRATEGIC INCOME FUND	29
OPERATING EXPENSES	29
PORTFOLIO TURNOVER	39
MANAGEMENT AND PERFORMANCE OF STRATEGIC INCOME FUND	39
THE INVESTMENT ADVISER AND SUB-ADVISER	39
PERFORMANCE OF UNCONSTRAINED BOND FUND AND STRATEGIC INCOME FUND	40
INFORMATION ABOUT THE REORGANIZATION	44
THE REORGANIZATION AGREEMENT	44
TAX CONSIDERATIONS	45
EXPENSES OF THE REORGANIZATION	46
ACCOUNTING SURVIVOR	46
ADDITIONAL INFORMATION ABOUT THE FUNDS	46
FORM OF ORGANIZATION	46
DIVIDENDS AND DISTRIBUTIONS	47
DISCLOSURE OF PORTFOLIO HOLDINGS	47
CAPITALIZATION OF THE FUNDS	47
GENERAL INFORMATION	50
THE INVESTMENT MANAGER	50
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	50
SHAREHOLDER REPORTS	50
BENEFICIAL OWNERS	50
INFORMATION ABOUT THE FUNDS	50
LEGAL PROCEEDINGS	51
MORE INFORMATION REGARDING THE FUNDS	51
INVESTMENT MANAGEMENT ARRANGEMENTS	51
PURCHASE AND REDEMPTION OF SHARES	52
EXCHANGING SHARES	54
ADDITIONAL INVESTOR SERVICES – CLASS A AND CLASS C SHARES	55
DISTRIBUTION ARRANGEMENTS	56
DISTRIBUTION PLANS	56
PAYMENTS TO FINANCIAL INTERMEDIARIES AND OTHER ENTITIES	57
EXECUTION OF REQUESTS	59
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES	60
TAXES	60
TAXABILITY OF DIVIDENDS	60
TAXABILITY OF TRANSACTIONS	60
ADDITIONAL INFORMATION	61
FINANCIAL HIGHLIGHTS FOR STRATEGIC INCOME FUND	63

INTRODUCTION

You should read this entire Information Statement/Prospectus carefully.  For additional information, you should consult each Fund’s Prospectus and the Combined Statement of Additional Information of the Company and The Hartford Mutual Funds II, Inc. (“The Hartford Mutual Funds II” and collectively with the Company, “Hartford Funds”) (File Nos. 333-02381/811-07589 (Unconstrained Bond Fund and Strategic Income Fund)), as supplemented, and the Reorganization Agreement.  A copy of the Reorganization Agreement is attached hereto as APPENDIX A.

THE REORGANIZATION

At a meeting held on May 1-2, 2017, the Board reviewed a proposal from HFMC regarding the future of Unconstrained Bond Fund, given, among other reasons, HFMC’s belief that Unconstrained Bond Fund would not experience meaningful future net inflows or growth in assets. For the reasons set forth herein, the Board approved a Reorganization Agreement that provides for the reorganization of Unconstrained Bond Fund into Strategic Income Fund. The Reorganization does not require shareholder approval.  The Reorganization is expected to occur on or about September 25, 2017 (the “Closing Date”), at which time you will receive shares of Strategic Income Fund of the same class and of equal value to your shares in Unconstrained Bond Fund as of the Closing Date.

The Reorganization Agreement provides for:

•                             the transfer of all of the assets of Unconstrained Bond Fund to Strategic Income Fund in exchange for shares of Strategic Income Fund that have an aggregate net asset value equal to the aggregate net asset value of the shares of Unconstrained Bond Fund on the valuation date for the Reorganization;

•                             the assumption by Strategic Income Fund of all of the liabilities of Unconstrained Bond Fund; and

•                             the distribution of shares of Strategic Income Fund to the shareholders of Unconstrained Bond Fund in complete liquidation of Unconstrained Bond Fund.

The Reorganization is expected to be completed on the Closing Date at 8:00 a.m. Eastern Time based on the net asset value of each Fund’s shares as of the close of business on the New York Stock Exchange on September 22, 2017 (the “Valuation Date”) and after the declaration of any dividends on September 22, 2017. Unconstrained Bond Fund was closed to new investors effective June 12, 2017. Existing shareholders will be able to purchase shares of Unconstrained Bond Fund through the close of business on or about September 22, 2017. No purchases of Unconstrained Bond Fund’s shares will be allowed after that time.

The Reorganization does not require shareholder approval, and you are not being asked to vote or take any other action in connection with the Reorganization. As of the date of the Reorganization, your assets will automatically be invested in Strategic Income Fund, which has a similar investment objective, similar investment strategies (through different investment styles as explained below) and similar risk factors as Unconstrained Bond Fund.

Effects of the Reorganization on Shareholders

The Reorganization Agreement approved by the Board provides for the reorganization of Unconstrained Bond Fund with and into Strategic Income Fund in exchange for Class A, Class T, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class Y, and Class F shares issued by Strategic Income Fund. The net asset value of the Class A, Class T, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class Y, and Class F shares, respectively, issued by Strategic Income Fund in connection with the Reorganization will be equal at the time of the Reorganization to the net asset value of the Class A, Class T, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class Y, and Class F shares, respectively, of Unconstrained Bond Fund acquired by Strategic Income Fund. As a result of the Reorganization, each Shareholder of Unconstrained Bond Fund will cease to be a shareholder of that Fund and will instead become a shareholder of Strategic Income Fund and will own that number of full and fractional Class A, Class T, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class Y, and Class F shares of Strategic Income Fund that have an aggregate net asset value at the time of the Reorganization equal to the aggregate net asset value of the Class A, Class T, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class Y, and Class F shares, respectively, of Unconstrained Bond Fund that were held by that Shareholder at the Valuation Date.

Tax Consequences

Strategic Income Fund and Unconstrained Bond Fund anticipate receiving a tax opinion from Dechert LLP to the effect that, based on certain facts, assumptions and representations, the Reorganization will be a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Consequently, in general, no gain or loss is expected to be recognized for federal income tax purposes by Unconstrained Bond Fund or its shareholders as a result of the Reorganization. Additional information about the federal income tax consequences of the Reorganization is included under “INFORMATION ABOUT THE REORGANIZATION – Tax Considerations.”

COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, AND MANAGEMENT OF UNCONSTRAINED BOND FUND AND STRATEGIC INCOME FUND

The investment objectives, principal investment strategies, and risks of Unconstrained Bond Fund and Strategic Income Fund are similar in many respects.  Each Fund is managed by the same investment adviser and sub-adviser, using the same team of portfolio managers.  The charts and summaries below describe the important similarities and differences between Unconstrained Bond Fund and Strategic Income Fund.  There can be no assurance that either Unconstrained Bond Fund or Strategic Income Fund will achieve its stated goal.  Each Fund’s investment objective may be changed by the Board without approval of the shareholders of the Fund. Unconstrained Bond Fund may engage in transition management techniques in anticipation of the Reorganization, during which time it may not pursue its investment objective and principal investment strategies.

There are some differences in the investment objectives, principal investment strategies and principal investment risks of Unconstrained Bond Fund and Strategic Income Fund, including:

•        Unconstrained Bond Fund’s investment objective is to seek to maximize long-term total return, while Strategic Income Fund’s investment objective is to seek to provide current income and long-term total return.

•                         Unconstrained Bond Fund invests at least 80% of its net assets in fixed income securities and derivatives related to fixed income securities, while Strategic Income Fund invests primarily in domestic and foreign debt securities of any maturity or duration that the sub-adviser, Wellington Management, considers to be attractive from a yield perspective while considering total return.

•                         Although both Funds may invest in debt securities, Unconstrained Bond Fund invests in a broad range of fixed income securities, including other asset classes of U.S. or foreign issuers, including, but not limited to, bank loans or loan participation interests in secured, second lien or unsecured variable, fixed or floating rate loans, securitized debt, convertible securities, preferred stock, and common stock. Both Funds invest in junk bonds, highly rated securities and foreign securities, including those from emerging markets.

•                         Both Funds may trade securities actively and may invest in debt securities of any maturity. However, the Unconstrained Bond Fund also expects that its average portfolio duration will normally vary from negative 1 year to positive 7 years, depending on the sub-adviser’s forecast of interest rates and assessment of market risks generally, whereas the principal investment strategies of Strategic Income Fund do not contain such a limitation.

•                         Unconstrained Bond Fund’s principal investment risks are similar but not identical to those of Strategic Income Fund. In contrast to Strategic Income Fund, a principal risk of investing in Unconstrained Bond Fund is Event Risk, which is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly. Strategic Income Fund may be subject to Event Risk from time to time but, generally, does not anticipate investing in corporate issuers that may undergo restructuring to the same extent as does Unconstrained Bond Fund.

Additionally, in contrast to Unconstrained Bond Fund, a principal risk of investing in Strategic Income Fund is Sovereign Debt Risk, which is the risk that the issuer of the non-U.S. sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due. This may result from political or social factors, the general economic environment of a country or economic region, levels of foreign debt or foreign currency exchange rates. Unconstrained Bond Fund is subject to Sovereign Debt Risk but does not invest in sovereign debt to the same extent as does Strategic Income Fund.

There are no differences between the rights of shareholders of Unconstrained Bond Fund and Strategic Income Fund.

	UNCONSTRAINED BOND FUND	STRATEGIC INCOME FUND
Investment objective	Seeks to maximize long-term total return.	Seeks to provide current income and long-term total return.
Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing at least 80% of its net assets in fixed income securities and derivatives related to fixed income securities. The Fund normally invests in a broad range of fixed income securities, including but not limited to, non-investment grade debt securities (also known as “junk bonds”), highly rated securities and foreign securities, including those from emerging markets, other asset classes of U.S. or foreign issuers, including, but

The Fund seeks to achieve its investment objective by investing primarily in domestic and foreign debt securities that the sub-adviser, Wellington Management, considers to be attractive from a yield perspective while considering total return. The Fund normally invests in non-investment grade debt securities (also known as “junk bonds”), highly rated securities and foreign securities, including those from emerging markets. The Fund may invest in other asset classes of U.S. or

UNCONSTRAINED BOND FUND	STRATEGIC INCOME FUND

not limited to, bank loans or loan participation interests in secured, second lien or unsecured variable, fixed or floating rate loans, securitized debt, convertible securities, preferred stock, and common stock. The sub-adviser, Wellington Management, may use derivatives including futures contracts, options, swaps and forward foreign currency contracts for the purposes of enhancing Fund returns, increasing liquidity, gaining exposure to particular instruments in more efficient or less expensive ways and/or hedging risks relating to changes in interest rates and other market factors. The Fund will generally hold a diversified portfolio of investments in various sectors, although the Fund is not required to invest in all sectors at all times and may invest 100% of its net assets in one sector if conditions warrant. The Fund may trade securities actively and may invest in debt securities of any maturity. The Fund expects that its average portfolio duration will normally vary from negative 1 year to positive 7 years, depending on the sub-adviser’s forecast of interest rates and assessment of market risks generally. Duration is a measure of the sensitivity of a fixed income security’s price to changes in interest rates. The Fund’s average duration measure incorporates a bond’s yield, coupon, final maturity, and the effect of derivatives, such as interest rate swaps and futures that may be used to manage the Fund’s interest rate risk. The use of derivatives, such as interest rate swaps and futures, may have the effect of shortening or lengthening the duration of a fixed income portfolio. The Fund may invest in “to-be-announced” investments, including when-issued and delayed delivery securities and forward commitment transactions. The Fund may invest in “Rule 144A” securities, which are privately placed, restricted securities that may only be resold under certain circumstances to other qualified institutional buyers. As part of the Fund’s secondary investment strategy, foreign issuers, including, but not limited to, bank loans or loan participation interests in secured, second lien or unsecured variable, fixed or floating rate loans, securitized debt (such as mortgage-backed and asset-backed securities (which may include “to-be-announced” investments)), convertible securities, preferred stock, and common stock. The Fund may use derivatives, including futures contracts, swaps, options, and forward foreign currency contracts, to manage portfolio risk, for efficient replication of securities the Fund could buy or for other investment purposes. The Fund will generally hold a diversified portfolio of investments in various sectors, although the Fund is not required to invest in all sectors at all times and may invest 100% of its net assets in one sector if conditions warrant. The Fund may invest in “Rule 144A” securities, which are privately placed, restricted securities that may only be resold under certain circumstances to other qualified institutional buyers. The Fund may trade securities actively and may invest in debt securities of any maturity or duration. As part of the Fund’s secondary investment strategy, the Fund may also engage in short-selling of “to-be-announced” investments and the Fund may enter into bond forwards. The sub-adviser, Wellington Management, blends longer-term, strategic positioning with shorter term, tactical investment strategies. Wellington Management seeks to add value from top-down sector rotation decisions, bottom-up security selection within sectors, and interest rate management. Wellington Management may also consider certain environmental, social and/or governance (ESG) factors during its assessment. In order to implement the Fund’s investment strategy, the portfolio managers may allocate a portion of the Fund’s assets to another portfolio management team within Wellington Management. Non-investment grade debt securities are securities rated “Ba”

UNCONSTRAINED BOND FUND	STRATEGIC INCOME FUND

the Fund may also engage in short-selling of “to-be-announced” investments and may enter into bond forwards. Wellington Management combines top-down strategy with bottom-up fundamental research and comprehensive risk management within the portfolio construction process. Bottom-up, internally generated, fundamental research is combined with top down/sector themes which includes an analysis of the economic cycle, together with sector and quality positioning. An important component of the portfolio construction process aims to build portfolios that are well diversified by industry and issuer but also take advantage of favorable secular or cyclical industry and company trends. Economic cycle analysis is important in determining the overall risk posture of the Fund. Risk control is emphasized throughout the investment process through strong credit research, portfolio diversification, and sophisticated analytics. Wellington Management may also consider certain environmental, social and/or governance (ESG) factors during its assessment. In order to implement the Fund’s investment strategy, the portfolio managers may allocate a portion of the Fund’s assets to another portfolio management team within Wellington Management. Investment grade securities are securities within the four highest categories assigned by Moody’s (“Aaa”, “Aa”, “A” or “Baa”) or S&P (“AAA”, “AA”, “A” or “BBB”) or Fitch (“AAA”, “AA”, “A” or “BBB”) or are unrated securities that are judged by Wellington Management to be of comparable quality to securities rated within these four highest categories. Non-investment grade securities are securities rated “Ba” or lower by Moody’s, “BB” or lower by S&P or “BB” or lower by Fitch, or securities which, if unrated, are determined by Wellington Management to be of comparable quality.

or lower by Moody’s, “BB” or lower by S&P or “BB” or lower by Fitch, or securities which, if unrated, are determined by Wellington Management to be of comparable quality. Highly rated securities include, but are not limited to, U.S. government securities, mortgage-backed securities, asset-backed securities and commercial mortgage backed securities that are rated investment grade. Investment grade securities are securities rated within the four highest categories assigned by Moody’s (“Aaa”, “Aa”, “A” or “Baa”)or S&P (“AAA”, “AA”, “A” or “BBB”) or Fitch (“AAA”, “AA”, “A” or “BBB”) or are unrated securities that are judged by Wellington Management to be of comparable quality to securities rated within these four highest categories. Foreign securities are securities issued by foreign corporations or governments, including issuers located in emerging markets.

	UNCONSTRAINED BOND FUND	STRATEGIC INCOME FUND
Principal Risks

The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.

Market Risk –Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends, including adverse changes to credit markets.

Interest Rate Risk –The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the U.S. are at, or near, historic lows.

Credit Risk –Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when

The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.

Market Risk –Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends, including adverse changes to credit markets.

Interest Rate Risk –The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the U.S. are at, or near, historic lows.

Credit Risk –Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial

UNCONSTRAINED BOND FUND	STRATEGIC INCOME FUND

due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Call Risk –Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Investment Strategy Risk –The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee that the Fund’s investment objective will be achieved.

High Yield Investments Risk –High yield investments rated below investment grade (also referred to as “junk bonds”) are considered to be speculative and are subject to heightened credit risk, which may make the Fund more sensitive to adverse developments in the U.S. and abroad. Lower rated debt securities generally involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.

Loans and Loan Participations Risk – Loans and loan participations, including floating rate loans, are subject to credit risk, including the risk of nonpayment of principal or interest. Also, substantial increases in interest rates may cause an strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

High Yield Investments Risk –High yield investments rated below investment grade (also referred to as “junk bonds”) are considered to be speculative and are subject to heightened credit risk, which may make the Fund more sensitive to adverse developments in the U.S. and abroad. Lower rated debt securities generally involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.

Foreign Investments Risk – Investments in foreign securities may be riskier than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. Certain European countries in which the Fund may invest have recently experienced significant volatility in financial markets and may continue to do so in the future. The impact of the United Kingdom’s intended departure from the European Union, commonly known as “Brexit,” and the potential

UNCONSTRAINED BOND FUND	STRATEGIC INCOME FUND

increase in loan defaults. Although the loans the Fund holds may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In addition, in the event an issuer becomes insolvent, a loan could be subject to settlement risks or administrative disruptions that could adversely affect the Fund’s investment. It may also be difficult to obtain reliable information about a loan or loan participation.

Many loans are relatively illiquid or are subject to restrictions on resale and may be difficult to value, which will have an adverse impact on the Fund’s ability to dispose of particular loans or loan participations when necessary to meet redemption requests or liquidity needs, or to respond to a specific economic event, such as deterioration in the creditworthiness of the borrower. Loans may also be subject to extension risk (the risk that borrowers will repay a loan more slowly in periods of rising interest rates) and prepayment risk (the risk that borrowers will repay a loan more quickly in periods of falling interest rates).

The Fund may acquire a participation interest in a loan that is held by another party. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and it normally would not have any direct rights against the borrower.

Loan interests may not be considered “securities,” and purchasers, such as the Fund, may not, therefore, be entitled to rely on the anti-fraud protections of the federal securities laws. The Fund may be in possession of material non-public information about a borrower or issuer as a result of its ownership of a loan or security of such borrower or issuer. Because of prohibitions on trading in securities of issuers while in possession of such information, the Fund may be unable to enter into a transaction in a loan or security of such a borrower or departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.

Emerging Markets Risk –The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, significant delays in settlement of trades, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.

Derivatives Risk –Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the

UNCONSTRAINED BOND FUND	STRATEGIC INCOME FUND

issuer when it would otherwise be advantageous to do so.

Foreign Investments Risk – Investments in foreign securities may be riskier than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. Certain European countries in which the Fund may invest have recently experienced significant volatility in financial markets and may continue to do so in the future. The impact of the United Kingdom’s intended departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.

Emerging Markets Risk –The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, significant delays in settlement of trades, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

value of any portfolio assets being hedged, the performance of the asset class to which the sub-adviser seeks exposure, or the overall securities markets.

Leverage Risk –Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly. Leverage may also cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so.

Swaps Risk –A swap is a two-party contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Certain swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

Futures and Options Risks –Futures and options may be more volatile than direct investments in the securities underlying the futures and options, may not correlate perfectly to the underlying securities, may involve additional costs, and may be illiquid. Futures and options also may involve the use of leverage as the Fund may make a small initial investment relative to the risk assumed, which could result in losses greater than if futures or options had not been used. Futures and options are also subject to the risk that the other party to the transaction may default on its obligation.

UNCONSTRAINED BOND FUND	STRATEGIC INCOME FUND

Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.

Event Risk –Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.

Derivatives Risk –Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the sub-adviser seeks exposure, or the overall securities markets.

Leverage Risk – Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly. Leverage may also cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation

Forward Currency Contracts Risk – A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in foreign currency exchange rates. While forward foreign currency exchange contracts do not eliminate fluctuations in the value of foreign securities, they do allow the Fund to establish a fixed rate of exchange for a future point in time.

Use of such contracts, therefore, can have the effect of reducing returns and minimizing opportunities for gain.

The Fund could also lose money when the contract is settled. Gains from foreign currency contracts are typically taxable as ordinary income and may significantly increase an investor’s tax liability.

Call Risk –Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Investment Strategy Risk –The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee that the Fund’s investment objective will be achieved.

Mortgage- and Asset-Backed Securities Risk –Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage-backed securities are subject to credit risk, interest rate risk, “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest

UNCONSTRAINED BOND FUND	STRATEGIC INCOME FUND

requirements when it may not be advantageous to do so.

Swaps Risk –A swap is a two-party contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Certain swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

Futures and Options Risks –Futures and options may be more volatile than direct investments in the securities underlying the futures and options, may not correlate perfectly to the underlying securities, may involve additional costs, and may be illiquid. Futures and options also may involve the use of leverage as the Fund may make a small initial investment relative to the risk assumed, which could result in losses greater than if futures or options had not been used. Futures and options are also subject to the risk that the other party to the transaction may default on its obligation.

Forward Currency Contracts Risk – A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in foreign currency exchange rates. While forward foreign currency exchange contracts do not eliminate fluctuations in the value of foreign securities, they do allow the Fund to establish a fixed rate of exchange for a future point in time.

rates). If the Fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.

Rule 144A Securities Risk –Rule 144A investments are subject to certain additional risks compared to publicly traded securities. If there are not enough qualified buyers interested in purchasing Rule 144A securities when the Fund wishes to sell such securities, the Fund may be unable to dispose of such securities promptly or at reasonable prices. For this reason, although Rule 144A securities are generally considered to be liquid, the Fund’s holdings in Rule 144A securities may adversely affect the Fund’s overall liquidity if qualified buyers become uninterested in buying them at a particular time. Issuers of Rule 144A securities are required to furnish information to potential investors upon request. However, the required disclosure is much less extensive than that required of public companies and is not publicly available. Further, issuers of Rule 144A securities can require recipients of the information (such as the Fund) to agree contractually to keep the information confidential, which could also adversely affect the Fund’s ability to dispose of a security.

Loans and Loan Participations Risk –Loans and loan participations, including floating rate loans, are subject to credit risk, including the risk of nonpayment of principal or interest. Also, substantial increases in interest

UNCONSTRAINED BOND FUND	STRATEGIC INCOME FUND

Use of such contracts, therefore, can have the effect of reducing returns and minimizing opportunities for gain.

The Fund could also lose money when the contract is settled. Gains from foreign currency contracts are typically taxable as ordinary income and may significantly increase an investor’s tax liability.

Mortgage- and Asset-Backed Securities Risk –Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage-backed securities are subject to credit risk, interest rate risk, “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates). If the Fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.

Rule 144A Securities Risk –Rule 144A investments are subject to certain additional risks compared to publicly traded securities. If there are not enough qualified buyers interested in purchasing Rule 144A securities when the Fund wishes to sell such securities, the Fund may be unable to dispose of such securities promptly or at reasonable prices. For this reason, although Rule 144A securities are generally considered to be liquid, the Fund’s holdings in rates may cause an increase in loan defaults. Although the loans the Fund holds may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In addition, in the event an issuer becomes insolvent, a loan could be subject to settlement risks or administrative disruptions that could adversely affect the Fund’s investment. It may also be difficult to obtain reliable information about a loan or loan participation.

Many loans are relatively illiquid or are subject to restrictions on resale and may be difficult to value, which will have an adverse impact on the Fund’s ability to dispose of particular loans or loan participations when necessary to meet redemption requests or liquidity needs, or to respond to a specific economic event, such as deterioration in the creditworthiness of the borrower. Loans may also be subject to extension risk (the risk that borrowers will repay a loan more slowly in periods of rising interest rates) and prepayment risk (the risk that borrowers will repay a loan more quickly in periods of falling interest rates).

The Fund may acquire a participation interest in a loan that is held by another party. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and it normally would not have any direct rights against the borrower.

Loan interests may not be considered “securities,” and purchasers, such as the Fund, may not, therefore, be entitled to rely on the anti-fraud protections of the federal securities laws. The Fund may be in possession of material non-public information about a borrower or issuer as a result of its ownership of a loan or security of such borrower or issuer. Because of prohibitions on trading in securities of issuers while in possession of such information, the Fund may be unable to enter into a transaction in a loan or security of such a borrower or

UNCONSTRAINED BOND FUND	STRATEGIC INCOME FUND

Rule 144A securities may adversely affect the Fund’s overall liquidity if qualified buyers become uninterested in buying them at a particular time. Issuers of Rule 144A securities are required to furnish information to potential investors upon request. However, the required disclosure is much less extensive than that required of public companies and is not publicly available. Further, issuers of Rule 144A securities can require recipients of the information (such as the Fund) to agree contractually to keep the information confidential, which could also adversely affect the Fund’s ability to dispose of a security.

Liquidity Risk –The risk that the market for a particular investment or type of investment is or becomes relatively illiquid, making it difficult for the Fund to sell that investment at an advantageous time or price. Illiquidity may be due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund’s performance.

U.S. Government Securities Risk –Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Securities backed by the U.S. Treasury or the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to issuer when it would otherwise be advantageous to do so.

U.S. Government Securities Risk – Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Securities backed by the U.S. Treasury or the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government. U.S. Government securities are also subject to the risk that the U.S. Treasury will be unable to meet its payment obligations.

Sovereign Debt Risk –Investments in sovereign debt are subject to the risk that the issuer of the non-U.S. sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due. This may result from political or social factors, the general economic environment of a country or economic region, levels of foreign debt or foreign currency exchange rates.

Liquidity Risk –The risk that the market for a particular investment or type of investment is or becomes relatively illiquid, making it difficult for the Fund to sell that investment at an advantageous time or price. Illiquidity may be due to events relating to the issuer of the securities, market events, rising interest rates, economic

UNCONSTRAINED BOND FUND	STRATEGIC INCOME FUND

do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government. U.S. Government securities are also subject to the risk that the U.S. Treasury will be unable to meet its payment obligations.

To Be Announced (TBA) Transactions Risk –TBA investments include when-issued and delayed delivery securities and forward commitments. TBA transactions involve the risk that the security the Fund buys will lose value prior to its delivery. The Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for a transaction. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. The Fund may also take a short position in a TBA investment when it owns or has the right to obtain, at no added cost, identical securities. If the Fund takes such a short position, it may reduce the risk of a loss if the price of the securities declines in the future, but will lose the opportunity to profit if the price rises.

Asset Allocation Risk –The risk that if the Fund’s strategy for allocating assets among different portfolio management teams does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. The investment styles employed by the portfolio managers may not be complementary, which could adversely affect the performance of the Fund.

Active Trading Risk –Active trading could increase the Fund’s transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may adversely affect Fund performance.

conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund’s performance.

To Be Announced (TBA) Transactions Risk –TBA investments include when-issued and delayed delivery securities and forward commitments. TBA transactions involve the risk that the security the Fund buys will lose value prior to its delivery. The Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for a transaction. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. The Fund may also take a short position in a TBA investment when it owns or has the right to obtain, at no added cost, identical securities. If the Fund takes such a short position, it may reduce the risk of a loss if the price of the securities declines in the future, but will lose the opportunity to profit if the price rises.

Asset Allocation Risk –The risk that if the Fund’s strategy for allocating assets among different portfolio management teams does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. The investment styles employed by the portfolio managers may not be complementary, which could adversely affect the performance of the Fund.

Active Trading Risk –Active trading could increase the Fund’s transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may adversely affect Fund performance.

	UNCONSTRAINED BOND FUND	STRATEGIC INCOME FUND

Fundamental Investment Restrictions	Fundamental investment restrictions are identical to those of Strategic Income Fund.	Fundamental investment restrictions are identical to those of Unconstrained Bond Fund.
Investment Manager and Management Fees

HFMC

The Fund pays HFMC an investment management fee, which is accrued daily and paid monthly, equal on an annual basis to a stated percentage of each Fund’s average daily net assets, shown below.

The management fee set forth in the Fund’s investment advisory agreement is: 0.5500% of the first $500 million, 0.5000% of the next $500 million, 0.4750% of the next $1.5 billion, 0.4650% of the next $2.5 billion, 0.4550% of the next $5 billion, and 0.4450% in excess of $10 billion annually of the Fund’s average daily net assets.

HFMC

The Fund pays HFMC an investment management fee, which is accrued daily and paid monthly, equal on an annual basis to a stated percentage of each Fund’s average daily net assets, shown below.

The management fee set forth in the Fund’s investment advisory agreement is: 0.5500% of the first $500 million, 0.5000% of the next $500 million, 0.4750% of the next $1.5 billion, 0.4650% of the next $2.5 billion, 0.4550% of the next $5 billion, and 0.4450% in excess of $10 billion annually of the Fund’s average daily net assets.

Investment Sub-Adviser and Sub-Advisory Fees	Wellington Management HFMC, not the Fund, pays a sub-advisory fee to Wellington Management.	Wellington Management HFMC, not the Fund, pays a sub-advisory fee to Wellington Management.
Portfolio Manager(s)

Campe Goodman, CFA, Senior Managing Director and Fixed Income Portfolio Manager

Joseph F. Marvan, CFA, Senior Managing Director and Fixed Income Portfolio Manager

Robert D. Burn, CFA, Managing Director and Fixed Income Portfolio Manager

Campe Goodman, CFA, Senior Managing Director and Fixed Income Portfolio Manager

Joseph F. Marvan, CFA, Senior Managing Director and Fixed Income Portfolio Manager

Robert D. Burn, CFA, Managing Director and Fixed Income Portfolio Manager

Net Assets (as of 6/30/17)	$65 million	$385 million

REASONS FOR THE REORGANIZATION

The Reorganization is being proposed to address Unconstrained Bond Fund’s ongoing low asset levels and lack of growth.  The Reorganization is expected to provide Unconstrained Bond Fund shareholders with lower net operating expenses as well as a greater opportunity to realize economies of scale.

HFMC, the investment adviser for both Unconstrained Bond Fund and Strategic Income Fund, or its affiliates will bear all legal and shareholder communication expenses associated with the Reorganization. All other expenses, including any brokerage fees and brokerage-related expenses, incurred in connection with the Reorganization will be borne by Unconstrained Bond Fund and Strategic Income Fund.

BOARD CONSIDERATIONS AND BENEFITS OF THE REORGANIZATION

The Reorganization was presented to the Board of Directors of the Company for consideration and approval at a meeting held on May 1-2, 2017.  In advance of the meeting, the Board requested and received detailed information regarding the Reorganization.  After reviewing and evaluating this information, including the factors summarized below and other information in this Information Statement/Prospectus, the Board, including all of the Directors who are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Directors”) of the Company, unanimously approved the Reorganization.  In approving the Reorganization, the Board, including all of the Independent Directors, determined that the interests of the shareholders of each Fund would not be diluted as a result of the Reorganization, and that the Reorganization was in the best interests of each Fund. The determinations were made on the basis of each Director’s judgment after consideration of all of the factors taken as a whole, though individual Directors may have attributed different weights to various factors.

The Board considered all factors it deemed to be pertinent, including the following:

•                             The Reorganization would address the ongoing low asset levels in Unconstrained Bond Fund and provide an opportunity for shareholders to benefit from potential economies of scale that may be realized by combining the Funds’ assets in the Reorganization.

•                             Unconstrained Bond Fund and Strategic Income Fund have similar investment objectives. Unconstrained Bond Fund’s investment objective is to seek to maximize long-term total return. Strategic Income Fund’s investment objective is to seek to provide current income and long-term total return.

•                             Unconstrained Bond Fund and Strategic Income Fund have similar investment strategies (although different investment styles) and similar risk factors.

•                             Strategic Income Fund has also generated better performance over the past one-year and three-year periods and since transition to Wellington Management as sub-adviser for each Fund (period beginning May 1, 2012) than Unconstrained Bond Fund through March 31, 2017.

•                             Strategic Income Fund’s management fee schedule provides for the same fee rate at all asset levels as the Unconstrained Bond Fund. The Reorganization is expected to result in lower gross and net operating expenses for shareholders of Unconstrained Bond Fund. The contractual operating expense caps for each share class of Strategic Income Fund will remain in effect until February 28, 2018, and, thereafter, the caps, which are automatically renewable for one-year terms, cannot be terminated unless HFMC provides written notice of termination prior to the start of the next term or upon approval of the Board.

•                             Unconstrained Bond Fund and Strategic Income Fund have the same investment adviser, HFMC, and sub-adviser, Wellington Management, and the same portfolio management team. HFMC will continue to oversee the investment program of Strategic Income Fund and the performance of Wellington Management after consummation of the Reorganization. The

Reorganization is not expected to result in diminution in the level or quality of services that Unconstrained Bond Fund shareholders currently receive.

•                             The share purchase and redemption provisions for Unconstrained Bond Fund and Strategic Income Fund are the same.  For additional information on purchase and redemption provisions, see “MORE INFORMATION REGARDING THE FUNDS.”

•                             The Reorganization will not dilute the interests of the shareholders of the Funds because Unconstrained Bond Fund shareholders will receive shares of Strategic Income Fund with the same aggregate net asset value as their Unconstrained Bond Fund shares at the time of the Reorganization.

•                             Unconstrained Bond Fund and Strategic Income Fund anticipate that the Reorganization will be considered a tax-free reorganization within the meaning of Section 368(a)(1) of the Code.  As such, shareholders of Unconstrained Bond Fund and Strategic Income Fund are not expected to recognize gain or loss as a result of the Reorganization.  See “INFORMATION ABOUT THE REORGANIZATION – TAX CONSIDERATIONS.”

•           HFMC or its affiliates will bear the legal and shareholder communication costs relating to the Reorganization. No such costs shall be borne by Unconstrained Bond Fund or Strategic Income Fund. All other expenses, including any brokerage fees and brokerage-related expenses, incurred in connection with the Reorganization will be borne by the Unconstrained Bond Fund and Strategic Income Fund, respectively. HFMC expects that transaction costs to be incurred by the Funds as the assets of Unconstrained Bond Fund are transitioned to Strategic Income Fund’s investment strategies will be minimal.

•                             Strategic Income Fund is the larger fund (approximately $385 million in assets versus $65 million in assets for Unconstrained Bond Fund, as of June 30, 2017).

•                             The share class structure of Unconstrained Bond Fund is identical to that of Strategic Income Fund, except that Strategic Income Fund also offers Class R6 Shares.

•                             The Reorganization does not require shareholder approval.

•                             HFMC’s belief that the Reorganization provides a better resolution for Unconstrained Bond Fund than other options.

•                             HFMC and its affiliates may realize potential benefits from the Reorganization, including as a result of the increase in assets of Strategic Income Fund, which would increase the asset-based fee revenue for HFMC and its affiliates.  HFMC believes that any such potential benefits are outweighed by the benefits to the Funds and their shareholders.

BOARD CONSIDERATIONS REGARDING THE APPROVAL OF STRATEGIC INCOME FUND’S INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

A discussion regarding the basis for the Board’s approval of the investment management and investment sub-advisory agreements of Strategic Income Fund is available in the annual report to shareholders of Strategic Income Fund for the fiscal year ended October 31, 2016.

COMPARISON OF FEES AND EXPENSES OF UNCONSTRAINED BOND FUND AND STRATEGIC INCOME FUND

The following describes and compares the fees and expenses that you may pay if you buy and hold shares of Unconstrained Bond Fund and Strategic Income Fund.  It is expected that combining Unconstrained Bond Fund into Strategic Income Fund in the manner proposed in the Reorganization Agreement may permit shareholders of Strategic Income Fund a greater opportunity to realize economies of scale.  For further information on the fees and expenses of Strategic Income Fund, please see “MORE INFORMATION REGARDING THE FUNDS” in this Information Statement/Prospectus.

OPERATING EXPENSES

The current expenses of each Fund, as of March 1, 2017, and estimated pro forma expenses after giving effect to the proposed Reorganization are shown in the table below.  Pro forma fees and expenses show estimated fees and expenses of Strategic Income Fund after giving effect to the proposed Reorganization as of April 30, 2017. Pro forma numbers are estimated in good faith and are hypothetical.

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Funds.  You may qualify for sales charge discounts with respect to Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Hartford Funds. For purchases of Class T shares, you may qualify for a sales charge discount if you purchase $250,000 or more in a single transaction. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section of each Fund’s statutory prospectus and the “Purchase and Redemption of Shares” section of each Fund’s statement of additional information. In addition, descriptions of any financial intermediary specific sales load waivers and/or discounts are reproduced in Appendix C based on information provided by the financial intermediaries. The tables and examples below do not reflect any transaction fees that may be charged by financial intermediaries. In addition, the tables and examples below do not reflect any commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class F shares.

Shareholder Fees	UNCONSTRAINED BOND FUND	STRATEGIC INCOME FUND	STRATEGIC INCOME FUND PRO FORMA(1)

(fees paid directly from your investment) Class A
Maximum sales charge (load) as a percentage of offering price	4.50%	4.50%	4.50%
Maximum deferred sales charge (load)	None(2)	None(2)	None(2)
Class T
Maximum sales charge (load) as a percentage of offering price	2.50%	2.50%	2.50%
Maximum deferred sales charge (load)	None	None	None

Class B
Maximum sales charge (load) as a percentage of offering price	None	None	None
Maximum deferred sales charge (load)	5.00%	5.00%	5.00%

Class C
Maximum sales charge (load) as a percentage of offering price	None	None	None
Maximum deferred sales charge (load)	1.00%	1.00%	1.00%

Class I
Maximum sales charge (load) as a percentage of offering price	None	None	None
Maximum deferred sales charge (load)	None	None	None

Class R3
Maximum sales charge (load) as a percentage of offering price	None	None	None
Maximum deferred sales charge (load)	None	None	None
Class R4
Maximum sales charge (load) as a percentage of offering price	None	None	None
Maximum deferred sales charge (load)	None	None	None
Class R5
Maximum sales charge (load) as a percentage of offering price	None	None	None
Maximum deferred sales charge (load)	None	None	None
Class Y
Maximum sales charge (load) as a percentage of offering price	None	None	None
Maximum deferred sales charge (load)	None	None	None
Class F
Maximum sales charge (load) as a percentage of offering price	None	None	None
Maximum deferred sales charge (load)	None	None	None

Annual Fund Operating Expenses	UNCONSTRAINED BOND FUND	STRATEGIC INCOME FUND	STRATEGIC INCOME FUND PRO FORMA(1)

(expenses that you pay each year as a percentage of the value of your investment)

Class A

Management fees*	0.55%	0.55%	0.55%
Distribution and service (12b-1) fees	0.25%	0.25%	0.25%
Total other expenses(4)	0.45%	0.23%	0.24%
Administrative services fee	None	None	None
Other expenses	0.45%	0.23%	0.24%
Acquired Fund fees and expenses	0.01%	0.01%	0.01%
Total annual fund operating expenses(5)	1.26%	1.04%	1.05%
Fee waiver and/or expense reimbursement(6)	0.26%	0.08%	0.09%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(6)	1.00%	0.96%	0.96%

Class T

Management fees*	0.55%	0.55%	0.55%
Distribution and service (12b-1) fees	0.25%	0.25%	0.25%
Total other expenses(4)	0.45%	0.23%	0.24%
Administrative services fee	None	None	None
Other expenses	0.45%	0.23%	0.24%
Acquired Fund fees and expenses	0.01%	0.01%	0.01%
Total annual fund operating expenses(5)	1.26%	1.04%	1.05%
Fee waiver and/or expense reimbursement(6)	0.26%	0.08%	0.09%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(6)	1.00%	0.96%	0.96%

Class B

Management fees*	0.55%	0.55%	0.55%
Distribution and service (12b-1) fees	1.00%	1.00%(3)	1.00%(3)
Total other expenses(4)	0.64%	0.32%	0.52%
Administrative services fee	None	None	None
Other expenses	0.64%	0.32%	0.52%
Acquired Fund fees and expenses	0.01%	0.01%	0.01%
Total annual fund operating expenses(5)	2.20%	1.88%	2.08%
Fee waiver and/or expense reimbursement(6)	0.45%	0.17%	0.37%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(6)	1.75%	1.71%	1.71%

Class C

Management fees*	0.55%	0.55%	0.55%
Distribution and service (12b-1) fees	1.00%	1.00%	1.00%
Total other expenses(4)	0.38%	0.19%	0.20%
Administrative services fee	None	None	None
Other expenses	0.38%	0.19%	0.20%
Acquired Fund fees and expenses	0.01%	0.01%	0.01%
Total annual fund operating expenses(5)	1.94%	1.75%	1.76%
Fee waiver and/or expense reimbursement(6)	0.19%	0.04%	0.05%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(6)	1.75%	1.71%	1.71%

Class I

Management fees*	0.55%	0.55%	0.55%
Distribution and service (12b-1) fees	None	None	None
Total other expenses(4)	0.41%	0.20%	0.20%
Administrative services fee	None	None	None
Other expenses	0.41%	0.20%	0.20%
Acquired Fund fees and expenses	0.01%	0.01%	0.01%
Total annual fund operating expenses(5)	0.97%	0.76%	0.76%
Fee waiver and/or expense reimbursement(6)	0.22%	0.05%	0.05%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(6)	0.75%	0.71%	0.71%

Class R3

Management fees*	0.55%	0.55%	0.55%
Distribution and service (12b-1) fees	0.50%	0.50%	0.50%
Total other expenses(4)	0.48%	0.39%	0.38%
Administrative services fee	0.20%	0.20%	0.20%
Other expenses	0.28%	0.19%	0.18%
Acquired Fund fees and expenses	0.01%	0.01%	0.01%
Total annual fund operating expenses(5)	1.54%	1.45%	1.44%
Fee waiver and/or expense reimbursement(6)	0.24%	0.19%	0.18%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(6)	1.30%	1.26%	1.26%

Class R4

Management fees*	0.55%	0.55%	0.55%
Distribution and service (12b-1) fees	0.25%	0.25%	0.25%
Total other expenses(4)	0.42%	0.28%	0.26%
Administrative services fee	0.15%	0.15%	0.15%
Other expenses	0.27%	0.13%	0.11%
Acquired Fund fees and expenses	0.01%	0.01%	0.01%
Total annual fund operating expenses(5)	1.23%	1.09%	1.07%
Fee waiver and/or expense reimbursement(6)	0.23%	0.13%	0.11%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(6)	1.00%	0.96%	0.96%

Class R5

Management fees*	0.55%	0.55%	0.55%
Distribution and service (12b-1) fees	None	None	None
Total other expenses(4)	0.35%	0.20%	0.19%
Administrative services fee	0.10%	0.10%	0.10%
Other expenses	0.25%	0.10%	0.09%
Acquired Fund fees and expenses	0.01%	0.01%	0.01%
Total annual fund operating expenses(5)	0.91%	0.76%	0.75%
Fee waiver and/or expense reimbursement(6)	0.21%	0.10%	0.09%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(6)	0.70%	0.66%	0.66%

Class Y

Management fees*	0.55%	0.55%	0.55%
Distribution and service (12b-1) fees	None	None	None
Total other expenses(4)	0.30%	0.14%	0.14%
Administrative services fee	None	None	None
Other expenses	0.30%	0.14%	0.14%
Acquired Fund fees and expenses	0.01%	0.01%	0.01%
Total annual fund operating expenses(5)	0.86%	0.70%	0.70%
Fee waiver and/or expense reimbursement(6)	0.16%	0.09%	0.09%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(6)	0.70%	0.61%	0.61%

Class F

Management fees*	0.55%	0.55%	0.55%
Distribution and service (12b-1) fees	None	None	None
Total other expenses(4)	0.25%	0.09%	0.09%
Administrative services fee	None	None	None
Other expenses	0.25%	0.09%	0.09%

Acquired Fund fees and expenses	0.01%	0.01%	0.01%
Total annual fund operating expenses(5)	0.81%	0.65%	0.65%
Fee waiver and/or expense reimbursement(6)	0.16%	0.04%	0.04%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(6)	0.65%	0.61%	0.61%

(1)                               Reflects pro forma amounts following the Reorganization.

(2)                               For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(3)                               The reduction in amounts charged in connection with Class B Distribution and Service Plan (12b-1) fees that took effect January 1, 2016, in order to comply with applicable rules of the Financial Industry Regulatory Authority (“FINRA”), caused the effective limit on net operating expenses attributable to Strategic Income Fund Class B shares to be 0.95%.

(4)                               “Total other expenses” are based on estimated amounts for Class T and F shares. “Total other expenses” do not include expenses associated with the Fund’s shareholder meeting that occurred in 2016. If these expenses were included, “Total other expenses” would have been as follows for Unconstrained Bond Fund: 0.48% (Class A), 0.65% (Class B), 0.41% (Class C), 0.39% (Class I), 0.49% (Class R3), 0.43% (Class R4), 0.38% (Class R5) and 0.32% (Class Y). If these expenses were included, “Total other expenses” would have been as follows for Strategic Income Fund: 0.25% (Class A), 0.32% (Class B), 0.20% (Class C), 0.20% (Class I), 0.37% (Class R3), 0.28% (Class R4), 0.21% (Class R5) and 0.15% (Class Y). “Total other expenses” have been restated for Class Y shares to reflect the removal of a cap on the transfer agency fee effective May 1, 2017 for both Funds.

(5)                               “Total annual fund operating expenses” do not correlate to the ratio of expenses to average net assets that is disclosed in the Fund’s annual report in the financial highlights table, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses. The ratio of expenses to average net assets that is disclosed in the Fund’s annual report in the financial highlights table for the applicable period also does not reflect the restated “Total other expenses” for Class Y shares.

(6)                               HFMC has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows for Unconstrained Bond Fund: 0.99% (Class A), 0.99% (Class T), 1.74% (Class B), 1.74% (Class C), 0.74% (Class I), 1.29% (Class R3), 0.99% (Class R4), 0.69% (Class R5), 0.69% (Class Y) and 0.64% (Class F). HFMC has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows for Strategic Income Fund: 0.95% (Class A), 0.95% (Class T), 1.70% (Class B), 1.70% (Class C), 0.70% (Class I), 1.25% (Class R3), 0.95% (Class R4), 0.65% (Class R5), 0.60% (Class Y) and 0.60% (Class F). In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for Class A, T, B, C, I, R3, R4, R5 and Y shares for both Funds. Each contractual arrangement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms thereafter unless HFMC or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of The Hartford Mutual Funds, Inc. HASCO has contractually agreed to reimburse all transfer agency fees for Class F shares until February 28, 2018.

(*)                               The management fees reflect the percentage charged to the Fund based on the management fee rate schedule set forth in the Management and Performance section of the prospectus and the aggregate net assets of the Fund as a whole.

EXAMPLE

The examples below are intended to help you compare the cost of investing in the Funds and in Strategic Income Fund (after the Reorganization) on a pro forma basis.  The examples assume that:

•                 Your investment has a 5% return each year

•                 The Fund’s operating expenses remain the same (except that the examples reflect the expense limitation arrangements for only the first year)

•                 You reinvest all dividends and distributions

•                 You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Class A

	Year 1	Year 3	Year 5	Year 10
UNCONSTRAINED BOND FUND	$547	$807	$1,087	$1,882
STRATEGIC INCOME FUND	$544	$758	$991	$1,657
STRATEGIC INCOME FUND PRO FORMA (1)	$544	$761	$995	$1,667

Class T

	Year 1	Year 3	Year 5	Year 10
UNCONSTRAINED BOND FUND	$349	$615	$900	$1,712
STRATEGIC INCOME FUND	$345	$565	$802	$1,482
STRATEGIC INCOME FUND PRO FORMA (1)	$345	$567	$806	$1,493

Class B

	Year 1	Year 3	Year 5	Year 10
UNCONSTRAINED BOND FUND	$678	$945	$1,339	$2,260
STRATEGIC INCOME FUND	$674	$874	$1,200	$1,968
STRATEGIC INCOME FUND PRO FORMA (1)	$674	$916	$1,285	$2,116

Class C

	Year 1	Year 3	Year 5	Year 10
UNCONSTRAINED BOND FUND	$278	$591	$1,029	$2,249
STRATEGIC INCOME FUND	$274	$547	$945	$2,059
STRATEGIC INCOME FUND PRO FORMA (1)	$274	$549	$949	$2,069

Class I

	Year 1	Year 3	Year 5	Year 10
UNCONSTRAINED BOND FUND	$77	$287	$515	$1,170
STRATEGIC INCOME FUND	$73	$238	$417	$938
STRATEGIC INCOME FUND PRO FORMA (1)	$73	$238	$417	$938

Class R3

	Year 1	Year 3	Year 5	Year 10
UNCONSTRAINED BOND FUND	$132	$463	$817	$1,814
STRATEGIC INCOME FUND	$128	$440	$774	$1,719
STRATEGIC INCOME FUND PRO FORMA (1)	$128	$438	$770	$1,709

Class R4

	Year 1	Year 3	Year 5	Year 10
UNCONSTRAINED BOND FUND	$102	$368	$654	$1,468
STRATEGIC INCOME FUND	$98	$334	$588	$1,317
STRATEGIC INCOME FUND PRO FORMA (1)	$98	$329	$579	$1,296

Class R5

	Year 1	Year 3	Year 5	Year 10
UNCONSTRAINED BOND FUND	$72	$269	$483	$1,100
STRATEGIC INCOME FUND	$67	$233	$413	$933
STRATEGIC INCOME FUND PRO FORMA (1)	$67	$231	$408	$922

Class Y

	Year 1	Year 3	Year 5	Year 10
UNCONSTRAINED BOND FUND	$72	$258	$461	$1,046
STRATEGIC INCOME FUND	$62	$215	$381	$862
STRATEGIC INCOME FUND PRO FORMA (1)	$62	$215	$381	$862

Class F

	Year 1	Year 3	Year 5	Year 10
UNCONSTRAINED BOND FUND	$66	$243	$434	$987
STRATEGIC INCOME FUND	$62	$204	$358	$807
STRATEGIC INCOME FUND PRO FORMA (1)	$62	$204	$358	$807

You would pay the following expenses if you did not redeem your shares:

Class A

	Year 1	Year 3	Year 5	Year 10
UNCONSTRAINED BOND FUND	$547	$807	$1,087	$1,882
STRATEGIC INCOME FUND	$544	$758	$991	$1,657
STRATEGIC INCOME FUND PRO FORMA (1)	$544	$761	$995	$1,667

Class T

	Year 1	Year 3	Year 5	Year 10
UNCONSTRAINED BOND FUND	$349	$615	$900	$1,712
STRATEGIC INCOME FUND	$345	$565	$802	$1,482
STRATEGIC INCOME FUND PRO FORMA (1)	$345	$567	$806	$1,493

Class B

	Year 1	Year 3	Year 5	Year 10
UNCONSTRAINED BOND FUND	$178	$645	$1,139	$2,260
STRATEGIC INCOME FUND	$174	$574	$1,000	$1,968

STRATEGIC INCOME FUND PRO FORMA (1)	$174	$616	$1,085	$2,116

Class C

	Year 1	Year 3	Year 5	Year 10
UNCONSTRAINED BOND FUND	$178	$591	$1,029	$2,249
STRATEGIC INCOME FUND	$174	$547	$945	$2,059
STRATEGIC INCOME FUND PRO FORMA (1)	$174	$549	$949	$2,069

Class I

	Year 1	Year 3	Year 5	Year 10
UNCONSTRAINED BOND FUND	$77	$287	$515	$1,170
STRATEGIC INCOME FUND	$73	$238	$417	$938
STRATEGIC INCOME FUND PRO FORMA (1)	$73	$238	$417	$938

Class R3

	Year 1	Year 3	Year 5	Year 10
UNCONSTRAINED BOND FUND	$132	$463	$817	$1,814
STRATEGIC INCOME FUND	$128	$440	$774	$1,719
STRATEGIC INCOME FUND PRO FORMA (1)	$128	$438	$770	$1,709

Class R4

	Year 1	Year 3	Year 5	Year 10
UNCONSTRAINED BOND FUND	$102	$368	$654	$1,468
STRATEGIC INCOME FUND	$98	$334	$588	$1,317
STRATEGIC INCOME FUND PRO FORMA (1)	$98	$329	$579	$1,296

Class R5

	Year 1	Year 3	Year 5	Year 10
UNCONSTRAINED BOND FUND	$72	$269	$483	$1,100
STRATEGIC INCOME FUND	$67	$233	$413	$933
STRATEGIC INCOME FUND PRO FORMA (1)	$67	$231	$408	$922

Class Y

	Year 1	Year 3	Year 5	Year 10
UNCONSTRAINED BOND FUND	$72	$258	$461	$1,046
STRATEGIC INCOME FUND	$62	$215	$381	$862
STRATEGIC INCOME FUND PRO FORMA (1)	$62	$215	$381	$862

Class F

	Year 1	Year 3	Year 5	Year 10
UNCONSTRAINED BOND FUND	$66	$243	$434	$987
STRATEGIC INCOME FUND	$62	$204	$358	$807

STRATEGIC INCOME FUND PRO FORMA (1)	$62	$204	$358	$807

(1) Reflects pro forma amounts following the Reorganization.

PORTFOLIO TURNOVER

The Funds pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolios). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Funds’ performance. During the most recent fiscal year, the portfolio turnover rate for Unconstrained Bond Fund was 38% and the portfolio turnover rate for Strategic Income Fund was 55%, in each case of the average value of its respective portfolio.

MANAGEMENT AND PERFORMANCE OF STRATEGIC INCOME FUND

THE INVESTMENT ADVISER AND SUB-ADVISER

HFMC has overall responsibility for the management of Strategic Income Fund.  For such services, Strategic Income Fund pays HFMC an investment management fee, which is accrued daily and paid monthly, equal on an annual basis to a stated percentage of Strategic Income Fund’s average daily net assets. The investment management fee paid by Strategic Income Fund to HFMC, as of March 1, 2017, is shown below:

AVERAGE DAILY NET ASSETS	RATE
First $500 million	0.5500%
Next $500 million	0.5000%
Next $1.5 billion	0.4750%
Next $2.5 billion	0.4650%
Next $5 billion	0.4550%
Amount Over $10 billion	0.4450%

For more information about HFMC, see “MORE INFORMATION REGARDING THE FUNDS – INVESTMENT MANAGEMENT ARRANGEMENTS” below.

HFMC has entered into a sub-advisory agreement with Wellington Management to provide day-to-day management for Strategic Income Fund’s portfolio (the “Agreement”). Wellington Management serves as each Fund’s sub-adviser and performs the daily investment of the assets for each Fund. Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of December 31, 2016, Wellington Management had investment management authority with respect to approximately $979 billion in assets.

Pursuant to the Agreement, Wellington Management, subject to the general supervision of the Board and HFMC, is responsible for (among other things) the day-to-day investment and reinvestment of the assets of Strategic Income Fund and furnishing the Fund with advice and recommendations with respect to investments and the purchase and sale of appropriate securities for the Fund.  For such services, Wellington Management receives compensation from HFMC, not Strategic Income Fund.

The following individuals have responsibility for the day-to-day management of Strategic Income Fund:

Campe Goodman, CFA, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management, has served as portfolio manager of the Fund since 2012. Mr. Goodman joined Wellington Management as an investment professional in 2000.

Joseph F. Marvan, CFA, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since 2012. Mr. Marvan joined Wellington Management as an investment professional in 2003.

Robert D. Burn, CFA, Managing Director and Fixed Income Portfolio Manager of Wellington Management, has been involved in portfolio management for the Fund since 2016 and has been involved in securities analysis for the Fund since 2012. Mr. Burn joined Wellington Management as an investment professional in 2007.

Strategic Income Fund’s Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in Strategic Income Fund.

PERFORMANCE OF UNCONSTRAINED BOND FUND AND STRATEGIC INCOME FUND

The performance information below indicates the risks of investing in Unconstrained Bond Fund and Strategic Income Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordfunds.com.  The returns:

•                 Assume reinvestment of all dividends and distributions

•                 Include the Fund’s performance when the Fund’s portfolio pursued a different strategy (for Unconstrained Bond Fund only) and was managed by a previous sub-adviser

•                 Would be lower if each Fund’s operating expenses had not been limited.

The bar charts:

•                 Show how each Fund’s total return has varied from year to year

•                 Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

•                 Show the returns of each Fund’s Class A shares. Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

The table following each Fund’s bar chart shows returns for the Fund over time compared to those of one or more broad-based market indices. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Unconstrained Bond Fund’s Class I shares commenced operations on May 25, 2012 and performance prior to that date is that of the Fund’s Class A shares (excluding sales charges). Class R3, Class R4 and Class R5 shares of the Funds commenced operations on September 30, 2011 and performance prior to that date is that of the Funds’ respective Class Y shares. Class Y shares of Strategic Income Fund commenced operations on August 31, 2007. As of December 31, 2016, Class T shares had not commenced operations and performance is that of the Funds’ Class A shares (adjusted to reflect the Class T sales charge).  As of December 31, 2016, Class F shares had not commenced operations. Accordingly, for Strategic Income Fund, performance for Class F shares reflects the performance of Class I shares. For Unconstrained Bond Fund, performance for Class F Shares reflects the performance of Class I shares from May 25, 2012 through December 31, 2016 and Class A shares (excluding sales charges) prior to May 25, 2012. To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

For more information regarding returns see the “PERFORMANCE NOTES” section following the tables.

UNCONSTRAINED BOND FUND –

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest 8.77% (2nd quarter, 2009) Lowest -5.93% (3rd quarter, 2008)

The Fund’s Class A shares’ year-to-date return as of June 30, 2017 was 3.40%.

Average annual total returns for periods ending December 31, 2016 (including sales charges)	1 Year	5 Years	10 Years
Share Classes
Class A – Return Before Taxes	-0.91%	1.28%	2.84%
– After Taxes on Distributions	-2.31%	0.01%	1.30%
– After Taxes on Distributions and Sale of Fund Shares	-0.53%	0.43%	1.56%
Share Classes (Return Before Taxes)
Class T	1.16%	1.70%	3.06%
Class B	-2.02%	1.11%	2.71%
Class C	1.98%	1.45%	2.55%
Class I	4.02%	2.47%	3.45%
Class R3	3.45%	1.93%	3.32%
Class R4	3.75%	2.24%	3.48%

Class R5	4.06%	2.54%	3.64%
Class Y	4.07%	2.51%	3.62%
Class F	4.02%	2.47%	3.45%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	2.65%	2.23%	4.34%
Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	0.33%	0.12%	0.80%

PERFORMANCE NOTES

The following notes supplement the performance table above and provide additional information for understanding the returns provided in the table.

Prior to January 1, 2013, Unconstrained Bond Fund was managed by Hartford Investment Financial Services, LLC (“HIFSCO”), an affiliate of HFMC, Unconstrained Bond Fund’s current investment manager. There was no change, however, to the personnel providing services to the Fund.

Performance information for Unconstrained Bond Fund includes performance of the Fund’s previous sub-adviser, Hartford Investment Management Company (“HIMCO”), using a different investment strategy and in pursuit of a different investment objective. As of April 23, 2012, HIMCO no longer serves as the sub-adviser to the Fund.

Indices:

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar denominated U.S. Treasury bills publicly issued in the U.S. domestic markets with maturities of 90 days or less that assumes reinvestment of all income.

STRATEGIC INCOME FUND –

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest 9.98% (3rd quarter, 2009) Lowest -10.63% (4th quarter, 2008)

The Fund’s Class A shares’ year-to-date return as of June 30, 2017 was 5.90%.

Average annual total returns for periods ending December 31, 2016 (including sales charges)	1 Year	5 Years	Since Inception*
Share Classes
Class A – Return Before Taxes	4.02%	2.84%	3.83%
– After Taxes on Distributions	1.90%	0.79%	1.65%
– After Taxes on Distributions and Sale of Fund Shares	2.25%	1.32%	2.05%
Share Classes (Return Before Taxes)
Class T	6.20%	3.26%	4.33%
Class B	4.01%	2.85%	3.65%
Class C	7.02%	3.01%	3.56%
Class I	9.06%	4.05%	4.60%
Class R3	8.59%	3.44%	4.57%
Class R4	8.94%	3.77%	4.76%
Class R5	9.15%	4.08%	4.94%
Class Y	9.34%	4.16%	4.97%
Class F	9.06%	4.05%	4.60%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	2.65%	2.23%	4.40%

* Since inception returns for Classes A, T, B, C, I and F and the Bloomberg Barclays U.S. Aggregate Bond Index are since May 31, 2007. Since inception returns for Classes R3, R4, R5 and Y are since August 31, 2007.

PERFORMANCE NOTES

The following notes supplement the performance table above and provide additional information for understanding the returns provided in the table.

Prior to January 1, 2013, Strategic Income Fund was managed by HIFSCO, an affiliate of HFMC, Strategic Income Fund’s current investment manager. There was no change, however, to the personnel providing services to the Fund.

Performance information for the Strategic Income Fund includes performance of the Fund’s previous sub-adviser, HIMCO, using a modified investment strategy. As of April 2, 2012, HIMCO no longer serves as the sub-adviser to the Fund.

Indices:

Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar denominated U.S. Treasury bills publicly issued in the U.S. domestic markets with maturities of 90 days or less that assumes reinvestment of all income.

INFORMATION ABOUT THE REORGANIZATION

THE REORGANIZATION AGREEMENT

The Reorganization Agreement provides for the transfer of all of the assets and liabilities of Unconstrained Bond Fund to Strategic Income Fund solely in exchange for corresponding Class A, Class T, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class Y, and Class F shares of Strategic Income Fund.  Unconstrained Bond Fund will distribute the shares of Strategic Income Fund received in the exchange to its shareholders, and then Unconstrained Bond Fund will be liquidated.

After the Reorganization, each shareholder of Unconstrained Bond Fund will own shares in Strategic Income Fund having an aggregate value equal to the aggregate value of shares of Unconstrained Bond Fund held by that shareholder as of the close of business on the business day preceding the Closing Date.

Generally, the liquidation and distribution will be accomplished by opening accounts on the books of Strategic Income Fund in the names of the shareholders of Unconstrained Bond Fund and transferring to those shareholders’ accounts the same class of shares representing such shareholders’ interests previously credited to the accounts of Unconstrained Bond Fund.  No sales charges or fees of any kind will be charged to the shareholders of Unconstrained Bond Fund in connection with their receipt of shares of Strategic Income Fund in the Reorganization.

Until the Valuation Date, shareholders of Unconstrained Bond Fund will continue to be able to redeem their shares.  Redemption requests received after the Valuation Date will be treated as requests for the redemption of Strategic Income Fund shares received by the shareholder in the Reorganization.

The Reorganization Agreement requires that the Funds take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Agreement.  The Reorganization Agreement may be amended or terminated by mutual agreement of the parties or on certain other grounds.  For a complete description of the terms and conditions of the Reorganization, see the Agreement and Plan of

Reorganization at APPENDIX A, which qualifies in its entirety the foregoing summary of the Reorganization Agreement.

TAX CONSIDERATIONS

The Reorganization is expected to qualify for Federal income tax purposes as a tax-free reorganization under Section 368 of the Code.  It is intended that, as a result of the Reorganization:

(1) the Reorganization will constitute a “reorganization” within the meaning of Code Section 368(a);

(2) the Shareholders will recognize no gain or loss on their receipt of voting shares of Strategic Income Fund solely in exchange for their voting shares of Unconstrained Bond Fund pursuant to the Reorganization;

(3) Unconstrained Bond Fund will not recognize gain or loss on the transfer of all of its assets to Strategic Income Fund solely in exchange for voting shares of Strategic Income Fund and the assumption by Strategic Income Fund of Unconstrained Bond Fund’s Liabilities pursuant to the Reorganization, except that Unconstrained Bond Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code;

(4) Unconstrained Bond Fund will not recognize gain or loss on its distribution of the voting shares of Strategic Income Fund to its Shareholders pursuant to the liquidation of Unconstrained Bond Fund;

(5) Strategic Income Fund will not recognize gain or loss on its acquisition of all of the assets of Unconstrained Bond Fund solely in exchange for voting shares of Strategic Income Fund and the assumption by Strategic Income Fund of Unconstrained Bond Fund’s liabilities;

(6) the aggregate tax basis of the voting shares of Strategic Income Fund received by each of Unconstrained Bond Fund’s Shareholders pursuant to the Reorganization will equal the aggregate tax basis of the voting shares of Unconstrained Bond Fund surrendered in exchange therefor;

(7) the holding period of the voting shares of Strategic Income Fund received by each of the Shareholders pursuant to the Reorganization will include the period that the Shareholder held the voting shares of Unconstrained Bond Fund exchanged therefor, provided that the Shareholder held such shares as a capital asset on the date of the Reorganization;

(8) Strategic Income Fund’s basis in the assets of Unconstrained Bond Fund received pursuant to the Reorganization will equal Unconstrained Bond Fund’s basis in the assets immediately before the Reorganization; and

(9) Strategic Income Fund’s holding period in Unconstrained Bond Fund’s assets received pursuant to the Reorganization will include the period during which Unconstrained Bond Fund held the assets (except where investment activities of Strategic Income Fund have the effect of reducing or eliminating a holding period with respect to an asset).

Shareholders of Unconstrained Bond Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances and, since the foregoing discussion only relates to the federal income tax consequences of the Reorganization, should consult their tax advisors as to state and local tax consequences, if any, of the Reorganization.

Unconstrained Bond Fund may sell certain assets in anticipation of the Reorganization. Sales of Unconstrained Bond Fund’s assets could result in taxable gains to the fund’s shareholders, as well as increased transaction costs regardless of the fact that the Reorganization itself is expected to be tax free. Capital losses of Unconstrained Bond Fund may be available to offset any such taxable gains.

As a condition to the Closing, the Funds will request an opinion from the law firm of Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes.  That opinion will be based in part upon certain assumptions and upon certain representations made by the Funds. Opinions of counsel are not binding upon the Internal Revenue Service (“IRS”) or the courts.  If the Reorganization were consummated but the IRS or the courts were to determine that the Reorganization did not qualify as a tax-free reorganization under the Code, and thus was taxable, Unconstrained Bond Fund would recognize gain or loss on the transfer of its assets to Strategic Income Fund and each shareholder of Unconstrained Bond Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Unconstrained Bond Fund shares and the fair market value of the shares of Strategic Income Fund it received.

In addition, as of October 31, 2016, Unconstrained Bond Fund had capital loss carryforwards of approximately $21 million, approximately $12 million of which will expire if not used prior to the Reorganization. As of October 31, 2016, Strategic Income Fund had capital loss carryovers of approximately $10 million. The amount of the Funds’ capital loss carryovers as of the date of the Reorganization may differ substantially from these amounts.  Strategic Income Fund’s ability to use the capital loss carryovers of Unconstrained Bond Fund, if any, to offset gains of Strategic Income Fund in a given year after the Reorganization may be limited by loss limitation rules under Federal tax law.  The impact of those loss limitation rules will depend on the relative sizes of, and the losses and gains in, Unconstrained Bond Fund and Strategic Income Fund at the time of the Reorganization and thus cannot be calculated precisely at this time.

EXPENSES OF THE REORGANIZATION

HFMC or its affiliates will bear the legal and shareholder communication costs relating to the Reorganization. No such costs shall be borne by Unconstrained Bond Fund or Strategic Income Fund. All other expenses, including any brokerage fees and brokerage-related expenses, incurred in connection with the Reorganization will be borne by the Unconstrained Bond Fund and Strategic Income Fund. As of April 30, 2017, the amount of securities that are expected to be sold in connection with the Reorganization is approximately less than 15% of the combined total assets of Unconstrained Bond Fund and Strategic Income Fund.

ACCOUNTING SURVIVOR

Strategic Income Fund will be the accounting survivor of the Reorganization.

ADDITIONAL INFORMATION ABOUT THE FUNDS

FORM OF ORGANIZATION

Each of Unconstrained Bond Fund and Strategic Income Fund is a series of the Company.  The Company is a Maryland corporation registered as an open-end management investment company.  The Company is governed by its Board, which currently consist of ten (10) directors, nine (9) of whom are not “interested persons” (as defined in the 1940 Act).

DIVIDENDS AND DISTRIBUTIONS

The Board has delegated authority to each Fund’s Treasurer to declare and make payment of dividends, to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid adverse tax consequences.  The current policy for each Fund is to pay dividends from net investment income and to make distributions of realized capital gains, if any, at least once per year. Dividends and distributions are automatically invested in full or fractional shares at the net asset value on the reinvestment date.  Each Fund reserves the right to change its dividend distribution policy at the discretion of the Board.

DISCLOSURE OF PORTFOLIO HOLDINGS

Each Fund will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the Funds’ website at www.hartfordfunds.com no earlier than 25 calendar days after the end of each month. Each Fund also will publicly disclose on its website its largest ten issuers in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of each month. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information.

CAPITALIZATION OF THE FUNDS

The following table shows on an unaudited basis the capitalization of each Fund and the capitalization of Strategic Income Fund after the Reorganization on a pro forma basis after giving effect to the Reorganization, each as of June 16, 2017.

	NET ASSETS	NET ASSET VALUE PER SHARE	SHARES OUTSTANDING

UNCONSTRAINED BOND FUND – CLASS A	$42,232,843	$9.67	4,367,478

UNCONSTRAINED BOND FUND – CLASS T(2)	N/A	N/A	N/A

UNCONSTRAINED BOND FUND – CLASS B	$283,071	$9.67	29,286

UNCONSTRAINED BOND FUND – CLASS C	$8,696,235	$9.69	897,249

UNCONSTRAINED BOND FUND – CLASS I	$4,838,947	$9.67	500,185

UNCONSTRAINED BOND FUND – CLASS R3	$109,701	$9.66	11,353

UNCONSTRAINED BOND FUND – CLASS R4	$571,302	$9.66	59,158

UNCONSTRAINED BOND FUND – CLASS R5	$1,221,485	$9.66	126,428

UNCONSTRAINED BOND FUND – CLASS Y	$10,146	$9.65	1,052

UNCONSTRAINED BOND FUND – CLASS F	$7,315,502	$9.67	756,530

TOTAL	$65,279,231

STRATEGIC INCOME FUND – CLASS A	$118,522,526	$8.96	13,226,811

STRATEGIC INCOME FUND – CLASS T(2)	N/A	N/A	N/A

STRATEGIC INCOME FUND – CLASS B	$852,752	$8.98	94,926

STRATEGIC INCOME FUND – CLASS C	$67,954,112	$8.99	7,559,592

STRATEGIC INCOME FUND – CLASS I	$39,454,041	$8.99	4,388,127

STRATEGIC INCOME FUND – CLASS R3	$214,040	$8.94	23,934

STRATEGIC INCOME FUND – CLASS R4	$91,008	$8.96	10,158

STRATEGIC INCOME FUND – CLASS R5	$417,146	$8.96	46,578

STRATEGIC INCOME FUND – CLASS Y	$337,338	$8.96	37,668

STRATEGIC INCOME FUND – CLASS F	$156,463,513	$8.99	17,407,565

TOTAL	$384,317,632

STRATEGIC INCOME FUND – PRO FORMA – INCLUDING UNCONSTRAINED BOND FUND – CLASS A (1)	$160,755,369	$8.96	17,940,298

STRATEGIC INCOME FUND – PRO FORMA – INCLUDING UNCONSTRAINED BOND FUND – CLASS T (1), (2)	N/A	N/A	N/A

STRATEGIC INCOME FUND – PRO FORMA – INCLUDING UNCONSTRAINED BOND FUND – CLASS B (1)	$1,135,823	$8.98	126,449

STRATEGIC INCOME FUND – PRO FORMA – INCLUDING UNCONSTRAINED BOND FUND – CLASS C (1)	$76,650,347	$8.99	8,526,915

STRATEGIC INCOME FUND – PRO FORMA – INCLUDING UNCONSTRAINED BOND FUND – CLASS I (1)	$44,292,988	$8.99	4,926,385

STRATEGIC INCOME FUND – PRO FORMA – INCLUDING UNCONSTRAINED BOND FUND – CLASS R3 (1)	$323,741	$8.94	36,205

STRATEGIC INCOME FUND – PRO FORMA – INCLUDING UNCONSTRAINED BOND FUND – CLASS R4 (1)	$662,310	$8.96	73,919

STRATEGIC INCOME FUND – PRO FORMA – INCLUDING UNCONSTRAINED BOND FUND – CLASS R5 (1)	$1,638,631	$8.96	182,904

STRATEGIC INCOME FUND – PRO FORMA – INCLUDING UNCONSTRAINED BOND FUND – CLASS Y (1)	$347,484	$8.96	38,800

STRATEGIC INCOME FUND – PRO FORMA – INCLUDING UNCONSTRAINED BOND FUND – CLASS F (1)	$163,779,015	$8.99	18,221,303

TOTAL	$449,596,863

(1)   Reflects pro forma amounts following the Reorganization.

(2)   As of the date of this Information Statement/Prospectus, Class T shares of the Funds were not available for purchase.

GENERAL INFORMATION

THE INVESTMENT MANAGER

HFMC is the investment manager to each Fund. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut-based financial services company. Excluding affiliated funds of funds, as of December 31, 2016, HFMC had approximately $97.4 billion (or approximately $81.5 billion additionally excluding certain annuity products) in discretionary and non-discretionary assets under management. HFMC is responsible for the management of the Funds and supervises the activities of the investment sub-adviser described below. HFMC is principally located at 690 Lee Road, Wayne, PA 19087.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP (“EY”) serves as the Independent Registered Public Accounting Firm for each Fund. EY is responsible for performing annual audits of the financial statements and financial highlights of the Funds in accordance with the auditing standards of the Public Company Accounting Oversight Board. The mailing address of EY is 5 Times Square, New York, New York 10036.

SHAREHOLDER REPORTS

Shareholders can find important information about each Fund in its annual report dated October 31, 2016 and semi-annual report dated April 30, 2017, each of which has been previously mailed to shareholders.  A free copy of each Annual/Semi-Annual Report and each Fund’s prospectus is available on the Funds’ website at www.hartfordfunds.com, upon request by writing to: Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022 or by calling 1- 888-843-7824.

BENEFICIAL OWNERS

As of June 16, 2017, all directors and officers as a group owned less than 1% of the outstanding shares of each class of each Fund’s shares.  As of June 16, 2017, to the knowledge of the Company, no person owned beneficially more than 5% of the outstanding shares of any class of shares of the Funds, except as listed in Appendix B.

As of June 16, 2017, none of the Independent Directors (or their immediate family members) had share ownership in securities of the Company’s investment manager or principal underwriter or in an entity controlling, controlled by or under common control with the investment manager or principal underwriter (not including registered investment companies).

INFORMATION ABOUT THE FUNDS

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and certain other federal securities statutes, and file reports and other information with the SEC.  Proxy materials, reports, and other information filed by the Funds can be inspected and copied at the Public Reference Room maintained by the SEC.  Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090.  The SEC maintains an Internet website (at http://www.sec.gov) which contains other information about the Funds.

LEGAL PROCEEDINGS

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings.

HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. In March 2014, the plaintiffs filed a new complaint that, among other things, added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant HFMC, which assumed the role as investment manager to the funds as of January 2013. In June 2015, HFMC and HIFSCO moved for summary judgment, and plaintiffs cross-moved for partial summary judgment with respect to The Hartford Capital Appreciation Fund. In March 2016, the court, in large part, denied summary judgment for all parties. The court granted judgment for HFMC and HIFSCO with respect to all claims made by The Hartford Small Company Fund and certain claims made by The Hartford Floating Rate Fund. The court further ruled that the appropriate measure of damages on the surviving claims is the difference, if any, between the actual advisory fees paid through trial and those that could have been paid under the applicable legal standard. A bench trial on the issue of liability was held in November 2016. On February 28, 2017, the court granted judgment for HIFSCO and HFMC as to all claims. On March 23, 2017, plaintiffs appealed to the United States Court of Appeals for the Third Circuit.

MORE INFORMATION REGARDING THE FUNDS

The following information applies to Unconstrained Bond Fund and Strategic Income Fund.

INVESTMENT MANAGEMENT ARRANGEMENTS

The assets of the Funds are managed by HFMC, which selects sub-advisers, which in turn employ portfolio manager(s) in connection with their management of the Funds.  All such advisers to the Funds are overseen by the Funds’ Board.  You can find additional information about the Company’s directors and officers in the Funds’ Statement of Additional Information dated March 1, 2017.  HFMC hires sub-advisers to furnish investment advice and recommendations and has entered into sub-advisory agreements with Wellington Management with respect to the Funds.  The investment manager also monitors the sub-advisers’ buying and selling of securities.  For the sub-advisory services it provides to each Fund, Wellington Management is paid a sub-advisory fee by HFMC, not the Fund.

HFMC is a wholly owned subsidiary of The Hartford, a Connecticut financial services company.

Hartford Funds Distributors, LLC (“HFD” or the “Distributor”) and/or its affiliates may pay, out of their own resources and not out of Fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries.  See the subsection titled “PAYMENTS TO FINANCIAL INTERMEDIARIES AND OTHER ENTITIES” in this section of this Information Statement/Prospectus.

HFMC relies on an exemptive order from the SEC for each Fund under which it uses a “Manager of Managers” structure. HFMC has responsibility, subject to oversight by the Board of Directors, to oversee the sub-adviser and recommend its hiring, termination and replacement. The exemptive order permits HFMC to appoint a sub-adviser not affiliated with HFMC with the approval of the Board of Directors and without obtaining approval from the respective Fund’s shareholders (the “Order”). Within 90 days after hiring any new sub-adviser, the respective Fund’s shareholders will receive information about any new sub-advisory relationship.

In addition, HFMC and the Funds have applied for a new exemptive order from the SEC (the “New Order”), which would expand the relief provided under the Order and would permit HFMC, on behalf of a Fund and subject to the approval of the Board of Directors, to hire or terminate, and to modify any existing or future sub-advisory agreement with sub-advisers that are not affiliated with HFMC (the “Current Relief”) as well as sub-advisers that are indirect or direct, wholly-owned subsidiaries of HFMC or of another company that, indirectly or directly wholly owns HFMC (the “Expanded Relief”). As with the Order, the New Order would require the respective Fund’s shareholders to receive information about any new sub-advisory relationship within 90 days after hiring any new sub-adviser. There can be no guarantee that the SEC will grant the New Order. Shareholders of each of the Funds have prospectively approved the operation of the Fund under any “manager of managers” structure, including under (i) the New Order and/or (ii) any future law, regulation, or exemptive relief provided by the SEC. These Funds will continue to rely on the Current Relief until the SEC grants the New Order.

PURCHASE AND REDEMPTION OF SHARES

Sales Charge Reductions and Waivers for Class A and Class C Shares

Reducing Your Class A Sales Charges – There are several ways you can combine multiple purchases of shares of the Hartford Funds to take advantage of the breakpoints in the Class A shares’ sales charge schedule. Please note that you or your financial intermediary must notify the Funds’ transfer agent that you are eligible for these breakpoints every time you have a qualifying transaction. If you do not let your financial intermediary or the Funds’ transfer agent know that you are eligible for a breakpoint reduction, you may not receive the sales charge breakpoints to which you are otherwise entitled. The availability of these sales load waivers and/or discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. Please contact your financial intermediary for more information on the intermediary’s policies and procedures applicable to such waivers and/or discounts. In addition, any intermediary specific sales load waivers and/or discounts are reproduced in Appendix A based on information provided by the financial intermediaries.

•                 Accumulation Privilege – permits any qualifying investor to purchase Class A shares of any Hartford Fund (other than series of Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (“Hartford HLS Funds”)) and 529 college savings plan accounts administered by The Hartford at the offering price that applies to the total of: (a) the dollar amount then being purchased plus (b) an amount equal to the then-current, as of the business day immediately prior to such purchases, net asset value of the purchaser’s holdings of all shares (other than Class T, Class R3, Class R4, Class R5, Class R6 and Hartford HLS Funds) and 529 college savings plan accounts administered by The Hartford. For purposes of this Privilege, a qualifying investor may include all shares owned by family members which - for accounts opened on or after August 16, 2004, - means the owner’s spouse (or legal equivalent recognized under state law) and any children under 21. For accounts opened before August 16, 2004, please see the Combined Statement of Additional Information for The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. dated March 1, 2017, as supplemented to date (the “Combined SAI”) for more information. Employer-sponsored retirement plans or certain tax qualified retirements accounts may also receive these breakpoints as long as the Funds’ transfer agent or the financial intermediary is notified at the time of purchase. The Accumulation Privilege may be amended or terminated at any time as to subsequent purchases.

•                 Letter Of Intent – lets you purchase Class A shares of a Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may use a Letter of Intent (“LOI”) to qualify for a reduced sales charge on purchases of Class A shares. Please note: (i) retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege and (ii) Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A shareholder may include, as an accumulation credit towards the completion of an LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford owned by the shareholder as described above under “Accumulation Privilege.” Such value is determined based on the public offering price on the date of the LOI. During the term of a LOI, the Funds’ transfer agent will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if you do not purchase the amount indicated on the LOI. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate you to buy or a Fund to sell the indicated amount of the LOI. If a Class A shareholder exceeds the amount specified in the LOI and reaches an amount that would qualify for a further quantity discount, the applicable breakpoints in the Class A shares’ sales charge schedule will be applied to such additional Class A share purchases. Any resulting difference in offering price will be used to purchase additional Class A shares for the shareholder’s account at the applicable offering price. If the Class A shareholder does not purchase the amount specified in the LOI within thirty days after a written request by the Funds’ transfer agent, the Funds’ transfer agent will redeem an appropriate number of escrowed shares for an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. This redemption may be treated and reported as a taxable transaction to you, as discussed in the “Fund Distributions and Tax Matters” section of Appendix D. Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.” Additional information about the terms of the LOI is available from your financial intermediary or from the Funds’ transfer agent at 1-888-843-7824.

Front-End Sales Charge Waivers for Class A Shares –In order to receive the sales charge reductions or waivers discussed below, you must notify the Funds’ transfer agent of the reduction or waiver request when you place your purchase order. The Funds’ transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waivers can be obtained from the Funds’ transfer agent. The Class A shares front-end sales charge may be reduced or waived for the following individuals and institutions:

•                 selling broker dealers and their employees and sales representatives (and their family members, as defined above under the “Accumulation Privilege” section) provided, however, that only those employees of such broker-dealers who, as a part of their usual duties, provide services related to transactions in Fund shares shall qualify,

•                 financial representatives using Fund shares in fee-based investment products under a signed agreement with the Fund,

•                 current or retired officers, directors and employees (and their family members, as defined above under the “Accumulation Privilege” section) of the Fund, The Hartford, the sub-advisers to Hartford Funds, Hartford Administrative Services Company, and their affiliates. Such individuals may also purchase Class I shares at net asset value,

•                 welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

•                 if the plan is one of the following types of retirement plans and the plan was invested in or was offered as an investment option Class A shares at net asset value on or before June 30, 2007: (a) an employer-sponsored retirement plan with at least 100 participants or $500,000 in plan assets; (b) a retirement plan that buys Fund shares through a group variable funding agreement issued by Hartford Life Insurance Company; or (c) a retirement plan for which Hartford Life Insurance Company or an affiliate acts as plan administrator,

•                 college savings programs that are qualified state tuition programs under Section 529 of the Internal Revenue Code,

•                 investors purchasing through a financial intermediary that has entered into an agreement with HFD to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers, and

•                 purchases by investors maintaining a brokerage account with a registered broker-dealer that has entered into an agreement with the distributor to offer Class A shares through a load-waived network or platform, which may or may not charge transaction fees.

CDSC Waivers –As long as the Funds’ transfer agent is notified at the time you sell, the CDSC for each applicable share class will generally be waived in the following cases:

•                 to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated or updated.

•                 for death or disability.

•                 under reorganization, liquidation, merger or acquisition transactions involving other investment companies.

•      under the following circumstances, for employer-sponsored retirement plans or tax qualified retirement accounts:

(1) to return excess contributions,

(2) hardship withdrawals as defined in employer-sponsored retirement plans,

(3) under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

(4) to meet minimum distribution requirements under the Internal Revenue Code,

(5) to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code, and

(6) after separation from service.

•                 for Class C shares only, for withdrawals made pursuant to loans taken from qualified retirement plans. Loans are defined by the retirement plan’s administrator at the time of the withdrawal.

EXCHANGING SHARES

You may exchange one class of shares of a Fund for shares of the same class of any other Hartford Fund if such share class is available except that there are no exchange privileges for Class T shares. Under certain limited circumstances, you may also be able to exchange Class R6 shares for SDR shares of other Hartford Funds.

Before exchanging shares, you should carefully read the prospectus relating to the exchanged-for shares. Call your plan administrator or financial intermediary or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Fund into which you wish to exchange.

If you are a Class A, Class B or Class C shareholder, you may also request an exchange by doing the following:

•                 If you hold your shares directly with the transfer agent (i.e. not plan level or an omnibus position) and have an online account with hartfordfunds.com, you may exchange your shares on the web by accessing your account online and following the instructions.

•                 Write a letter of instruction indicating the Fund name, share class, dollar/share amount, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial intermediary or plan administrator, or mail or fax to the address listed below.

The registration for both accounts involved in the exchange must be identical and you must meet the initial investment minimum applicable to such shares of the other Fund (as disclosed in the prospectus), except as noted below with respect to Class Y shares. All exchanges are made at net asset value. You must retain at least $1,000 in the Fund from which you exchange. Class Y shares of a Fund may be exchanged for Class Y shares of another Fund, if (i) the shareholder is already a holder of Class Y shares of the other Fund or (ii) the initial investment minimum applicable to Class Y shares of the other Fund (as disclosed in the prospectus) is satisfied in connection with the exchange.

You may be subject to tax liability or sales charges as a result of your exchange. Please see the section of Appendix D entitled “Fund Distributions and Tax Matters — Taxability Of Transactions” for more information.

Each Fund reserves the right in its sole discretion to amend or terminate the exchange privilege at any time, for any reason. For more information, please see the section entitled “Exchanges” in the Combined SAI.

ADDITIONAL INVESTOR SERVICES - CLASS A AND CLASS C SHARES

Contact your financial intermediary to determine if you are eligible for any additional investor services. The following outlines the additional investor services for accounts that are directly held with the Funds’ transfer agent:

•                 Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the “Mutual Funds Automatic Investment Form.” If you are using AIP to open an account, you must invest a minimum initial investment of $250 into the Fund and invest a minimum of $50 per month into the Fund.

•                 Systematic Withdrawal Plan (SWP) may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more. Also, make sure you are not planning to invest more money in this account (buying shares of the Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges). Specify the payee(s), who may be yourself or any other party. There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner. Determine the schedule (monthly, quarterly, semi-

annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial intermediary or the transfer agent.

•               Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from the Fund to the same class of shares of another Hartford Fund. To establish, complete the appropriate parts of your account application or the “Mutual Fund Dollar Cost Averaging Form.” Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.

•               Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by the Fund into the same class of another Hartford Fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.

•               Systematic Exchange lets you automatically transfer money from a share class of the Fund to the same share of another Hartford Fund.

Hartford Funds may stop your AIP, SWP, DCA Program or Systematic Exchange if we are unable to obtain an accurate address for your account.

DISTRIBUTION ARRANGEMENTS

HFD serves as the principal underwriter for the Funds pursuant to an Underwriting Agreement approved by the Board of the Company.  HFD is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”).  Shares of the Funds are continuously offered and sold by selected broker-dealers who have selling agreements with HFD.  Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Funds.  Except as discussed below, HFD bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature.  HFD is not obligated to sell any specific amount of shares of the Funds.

The Company, on behalf of its Funds, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class T, Class B, Class C, Class R3, and Class R4 shares of the Fund pursuant to the approval of the Board in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA rule regarding asset-based sales charges.

DISTRIBUTION PLANS

The Board of Directors has approved the adoption of a separate distribution plan (each, a “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Class A, Class T, Class B, Class C, Class R3 and Class R4 shares. Under a Plan, Class A, Class T, Class B, Class C, Class R3 and Class R4 shares of a Fund, as applicable, bear distribution and/or service fees paid to the Distributor, some of which may be paid to select broker-dealers. Total compensation under a Plan may not exceed the maximum cap imposed by FINRA with respect to asset-based sales charges. Distribution fees paid to the Distributor may be spent on any activities or expenses primarily intended to result in the sale of the respective Fund’s shares. Under a Plan, each Fund pays the Distributor the entire fee, regardless of the Distributor’s expenditures. Even if the Distributor’s actual expenditures exceed the fee payable to the Distributor at any given time, a Fund will not be obligated to pay more than that fee. If the Distributor’s actual expenditures are less than the fee payable to the Distributor at any given time, the Distributor may realize a profit from the arrangement.

Class A Plan – Pursuant to the Class A Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class A shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses.

Class T Plan – Pursuant to the Class T Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class T shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses.

Class B Plan – Pursuant to the Class B Plan, a Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class B shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. The Class B Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class B shares. Effective January 1, 2016, there was a reduction in the amount charged in connection with Strategic Income Fund’s Class B shares’ Rule 12b-1 fee from 1.00% to 0.25% in accordance with FINRA rules, although it is possible that such fees may be increased in the future.

Class C Plan – Pursuant to the Class C Plan, a Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares.

Class R3 Plan – Pursuant to the Class R3 Plan, a Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities.

Class R4 Plan – Pursuant to the Class R4 Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities. The entire amount of the fee may be used for shareholder account servicing activities.

PAYMENTS TO FINANCIAL INTERMEDIARIES AND OTHER ENTITIES

This section includes additional information about different types of compensation paid by HFD and/or its affiliates to other entities with respect to the Hartford Funds.

HFMC, Distributor and/or their affiliates and the Hartford Funds make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell the shares of the Hartford Funds, and/or Financial Intermediaries and other intermediaries that provide services (“Servicing Intermediaries”) to the Hartford Funds. These payments may vary from one product to another. For this reason, (1) if your Financial Intermediary receives greater payments with respect to the Hartford Funds than it receives with respect to other products, it may be more inclined to sell you shares of a Hartford Fund rather than another product and/or (2) if your Servicing Intermediary (which may also be your Financial Intermediary) receives greater payments with respect to the Hartford Funds, such payments may create an incentive for the Servicing Intermediary to favor the Hartford Funds rather than other fund companies or investment products for which it may receive a lower payment. You may contact your Financial Intermediary or Servicing Intermediary if you want additional information regarding any Additional Payments or Servicing Payments it receives.

Payments Made From Fund Assets.

•           Commissions and Rule 12b-1 Payments. The Distributor and/or its affiliates pay sales commissions and Rule 12b-1 fees to Financial Intermediaries out of assets that the Distributor and/or its affiliates receive from the Hartford Funds. The Combined SAI includes information regarding these commission and Rule 12b-1 payments by share class.

•            Administrative Fees to Servicing Intermediaries. The Distributor and/or its affiliates make payments to Servicing Intermediaries that provide sub-accounting, administrative and/or shareholder processing services to the Hartford Funds (“Administrative Fees”). Such payments may be made out of 12b-1, administrative and/or transfer agent fees that the Distributor and/or its affiliates receive from the Hartford Funds. Depending upon the particular share class and/or contractual arrangement with a Servicing Intermediary, these payments may be calculated based on average net assets of the Hartford Funds that are serviced by the Servicing Intermediary, or on a per account basis. The Combined SAI includes information regarding Fund expenses and distribution arrangements.

Payments Made by the Investment Manager and/or its Affiliates. As explained in more detail below under the sections entitled “Additional Payments to Financial Intermediaries” and “Servicing Payments to Servicing Intermediaries,” HFMC and/or its affiliates make payments out of their own assets and not as an expense to or out of the assets of the Funds to (1) Financial Intermediaries to encourage the sale of Hartford Funds’ shares (“Additional Payments”) and/or (2) Servicing Intermediaries as additional compensation for sub-accounting, administrative and/or shareholder processing services (“Servicing Payments”).

•            Additional Payments to Financial Intermediaries. The amount of any Additional Payments made by HFMC and/or its affiliates to a Financial Intermediary is generally based on one or more of the following criteria: (i) the average net assets of the Hartford Funds that are attributed to that Financial Intermediary; (ii) the amount of Hartford Fund assets held for over one year by customers of that Financial Intermediary; (iii) the amount of Hartford Fund shares sold through that Financial Intermediary; and (iv) the mix of equity and fixed income funds sold through that Financial Intermediary. The annual amount of Additional Payments made to any one Financial Intermediary is normally not expected to exceed 0.16% of the average net assets of the Hartford Funds that are attributed to that Financial Intermediary. For the calendar year ended December 31, 2016, HFMC and its affiliates incurred approximately $44.1 million in total Additional Payments to Financial Intermediaries.

Additional Payments to Financial Intermediaries, including those listed in the Combined SAI, may be used for various purposes and take various forms, including but not limited to:

(1)                  Payments for putting the Hartford Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers;

(2)                  Payments for including the Hartford Funds within a group that receives special marketing focus or placing the Hartford Funds on a “preferred list”;

(3)                  “Due diligence” payments for a Financial Intermediary’s examination of Hartford Funds and payments for providing extra employee training and information relating to Hartford Funds;

(4)                  “Marketing support fees” for providing assistance in promoting the sale of Hartford Fund shares;

(5)                  Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

(6)                  Provision by a Financial Intermediary of sales-related data to HFMC and/or its affiliates;

(7)                  Provision of educational programs, including information and related support materials;

(8)                  Provision of computer hardware and software; and

(9)                  Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2017, HFMC and/or its affiliates pay or have entered into ongoing contractual arrangements to pay Additional Payments to the Financial Intermediaries listed below: AIG Advisors Group, Inc. (FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial, and Woodbury Financial Services); Ameriprise Financial Services, Inc.; BancWest Investment Services; Cadaret Grant & Co., Inc.; Cambridge Investment Research Inc.; CCO Investment Services Corp.; Charles Schwab & Co., Inc.; Citigroup Global Markets, Inc.; Commonwealth Financial Network; CUSO Financial Services, L.P.; Edward D. Jones & Co.; First Citizens Investor Services, Inc.; Frost Brokerage Services, Inc.; H.D. Vest Investment Services.; Hilliard Lyons; Huntington Investment Co.;

Invest Financial Corporation; Investment Centers of America; Investment Professionals, Inc.; Janney Montgomery Scott; JPMorgan Securities LLC; Lincoln Financial Advisors Group; LPL Financial Corp.; M&T Securities Inc.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mid Atlantic Capital Corporation; Morgan Stanley Smith Barney; National Financial Services; National Planning Corporation; Newbridge Securities; NEXT Financial Group, Inc.; Northwestern Mutual Investment Services, LLC; Oppenheimer & Co, Inc.; Pershing LLC; Raymond James & Associates Inc. and Raymond James Financial Services, Inc.; RBC Capital Markets Corporation; Robert W. Baird; Schroder Fund Advisors LLC; SII Investments Inc.; Stifel, Nicolaus & Company, Inc.; Summit Brokerage Services; UBS Financial Services Inc.; U.S. Bancorp Investments Inc.; Voya Financial; and Wells Fargo. HFMC and/or its affiliates may in the future enter into similar ongoing contractual arrangements with other Financial Intermediaries. Financial Intermediaries that received Additional Payments in 2016 of at least $500 in value for items such as sponsorship of meetings, education seminars and travel and entertainment, but may not have an ongoing contractual relationship with HFMC or one of its affiliates, are listed in the Combined SAI.

•           Servicing Payments to Servicing Intermediaries. HFMC, HASCO and/or their affiliates pay Servicing Payments to Servicing Intermediaries. The amount of the Servicing Payments is generally based on average net assets of the Hartford Funds that are serviced by a Servicing Intermediary. With certain limited exceptions, the annual amount of Servicing Payments made to any specific Servicing Intermediary is not expected to exceed 0.25% of the average net assets of the Hartford Funds that are serviced by that Servicing Intermediary. For the year ended December 31, 2016, HFMC, HASCO and/or their affiliates incurred approximately $9.0 million in total Servicing Payments and these Servicing Payments did not exceed $2.1 million for any one Servicing Intermediary.

As of January 1, 2017, HFMC, HASCO and/or their affiliates pay or have entered into ongoing contractual arrangements to pay Servicing Payments to the following entities: 401k ASP, Inc.; ADP Broker Dealer, Inc.; Alerus Financial; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC; Benefit Trust Co.; BenefitStreet, Inc.; Charles Schwab; CPI Qualified Plan Consultants, Inc.; Daily Access Corp.; Digital Retirement Solutions; Edward D. Jones & Co; Expert Plan, Inc.; Fidelity; Gold Trust Company; Goldman Sachs & Co.; Great-West Financial Retirement Plan Services, LLC; GWFS Equities, Inc.; Hewitt Associates LLC; ICMA Retirement Corporation; International Clearing Trust Company; John Hancock Trust Company; Lincoln Retirement Services Company, LLC; LPL Financial Corp.; Massachusetts Mutual Life Insurance Company; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Group; NYLife Distributors, LLC.; Plan Administrators, Inc.; Pershing LLC; Principal Life Insurance Company; Prudential Insurance Company of America; Qualified Benefits Consultants; Reliance Trust Company; Standard Retirement Services, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; TD Ameritrade Trust Company; Teachers Insurance and Annuity Association of America; The Retirement Plan Company, LLC; The Vanguard Group; Transamerica Retirement Solutions; Valic Retirement Services Company; Voya Financial; Wells Fargo; Wilmington Trust; and Xerox HR Solutions. HFMC, HASCO and/or their affiliates may in the future enter into similar arrangements with other Servicing Intermediaries.

EXECUTION OF REQUESTS

Each Fund is open on those days when the New York Stock Exchange (the “Exchange”) is open, typically Monday through Friday.  Buy and sell requests are executed at the next net asset value per share (“NAV”) calculated after a shareholder’s request is received, if such shareholder’s order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

Shares of each Fund may be purchased or sold on the web, by telephone, by wire or by mail.  Existing shareholders may exchange your shares by telephone, on the web, or by mail.  Note that requests to buy, sell or exchange shares by mail must be sent to the P.O. box at the address provided in each Fund’s prospectus and will be sent from that address to the transfer agent for processing.  Requests to purchase or sell Fund shares will be priced at the next NAV calculated after the transfer agent receives the request rather than after the request arrives at the P.O. box.

At times of peak activity, it may be difficult to place requests by phone.  During these times, shareholders should consider visiting www.hartfordfunds.com or consider sending their request in writing.

In unusual circumstances, a Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  A Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws. Please see Appendix D for more information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

TAXES

TAXABILITY OF DIVIDENDS

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from a Fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from a Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is currently generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

An additional 3.8% Medicare tax is imposed on certain net investment income (including taxable distributions received from a Fund and net gains from redemptions of Fund shares) of individuals, estates and trusts to the extent that such person’s gross income, with certain adjustments, exceeds certain threshold amounts.

Some dividends paid in January may be taxable as if they had been paid the previous December.

Dividends and capital gains distributed by each Fund to tax-deferred retirement plan accounts are not taxable currently.

TAXABILITY OF TRANSACTIONS

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction that will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions. Consult your tax advisor if you sell shares held for less than six months at a loss after receiving a long-term capital gain distribution from a Fund.

Under certain limited circumstances, a shareholder may be able to exchange one class of shares for another class of shares of the same Fund. In general, exchanges of one share class for a different share class of the same Fund should not result in the realization by the investor of a taxable capital gain or loss for U.S. federal income tax purposes, provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct exchange transaction. If the exchange results in a CDSC or sales charge, Fund shares may be redeemed to pay the charge, and that redemption would be taxable. Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund exchange.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes. With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

ADDITIONAL INFORMATION

A Fund may be required to withhold U.S. federal income tax (currently, at the rate of 28%) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability. IRS Regulations require each Fund to report to the IRS and furnish to shareholders the cost basis information and holding period for Fund shares purchased on or after January 1, 2012, and sold on or after that date. Each Fund will permit shareholders to elect from among several cost basis methods accepted by the IRS, including average cost. In the absence of an election by a shareholder, each Fund will use the average cost method with respect to that shareholder. To elect a cost basis method other than the default method average cost, your request must be received in writing by completing the appropriate part of your account application, by completing “Cost Basis Method Election for Non-Qualified Mutual Fund Accounts” or submitted through our website at www.hartfordfunds.com. Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

If more than 50% of the value of a Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, or if at least 50% of the value of the Fund’s total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies, the Fund will be eligible to file an election with the IRS that would generally enable its shareholders to benefit from any foreign tax credit or deduction available for any foreign taxes the Fund pays. Pursuant to this election, a shareholder will be required to include in gross income (in addition to dividends actually received) its pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct its pro rata share of the foreign taxes in computing its taxable income or to use the amount as a foreign tax credit against its U.S. federal income tax liability (subject to certain holding period and other requirements). The consequences of such an election are discussed in more detail in the Combined SAI.

Each Fund will generally be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien or foreign entity and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8. You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status. Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Each Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2019) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to a Fund to enable the Fund to determine whether withholding is required.

Distributions from each Fund may also be subject to state, local and foreign taxes. You should consult your own tax advisor regarding the particular tax consequences of an investment in a Fund.

This section summarizes some of the consequences under current Federal tax law of an investment in each Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Funds under all applicable tax laws.

FINANCIAL HIGHLIGHTS FOR STRATEGIC INCOME FUND

The financial highlights table for Strategic Income Fund is intended to help you understand the Fund’s financial performance for the past five years.  Certain information reflects financial results for a single Strategic Income Fund share.  The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in Strategic Income Fund (assuming reinvestment of all dividends and distributions).  The information for the fiscal years ended October 31, 2016, October 31, 2015, October 31, 2014, October 31, 2013 and October 31, 2012 has been derived from the financial statements audited by Ernst & Young LLP, Strategic Income Fund’s independent registered public accounting firm, whose report, along with Strategic Income Fund’s financial statements and financial highlights, is included in Strategic Income Fund’s annual report, which is available upon request. The table also provides information for the six-month period ending April 30, 2017, which is unaudited.

For the Period Ended April 30, 2017 (unaudited) and the Years or Period Ended October 31, (unless otherwise indicated),

Selected Per Share Data and Ratios for a Share Outstanding Throughout each Year or Period

Financial Highlights
-- Selected Per-Share Data(1)--									-- Ratios and Supplemental Data --
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjustments(3)(4)	Ratio of Expenses to Average Net Assets After Adjustments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover

The Hartford Strategic Income Fund

For the Six-Month Period Ended April 30, 2017 (Unaudited)
A	$ 8.76	$ 0.19	$ 0.14	$ 0.33	$ (0.23)	$ –	$ (0.23)	$ 8.86	3.88%(5)	$ 116,009	1.03%(6)	0.95%(6)	4.44%(6)	38%
B	8.78	0.19	0.14	0.33	(0.23)	–	(0.23)	8.88	3.84(5)	1,061	1.12(6)	0.95(6)	4.44(6)	38
C	8.79	0.16	0.14	0.30	(0.20)	–	(0.20)	8.89	3.46(5)	67,950	1.74(6)	1.70(6)	3.69(6)	38
I	8.79	0.20	0.14	0.34	(0.24)	–	(0.24)	8.89	4.00(5)	35,184	0.75(6)	0.70(6)	4.69(6)	38
R3	8.75	0.18	0.13	0.31	(0.22)	–	(0.22)	8.84	3.62(5)	207	1.44(6)	1.25(6)	4.14(6)	38
R4	8.76	0.19	0.14	0.33	(0.23)	–	(0.23)	8.86	3.85(5)	96	1.08(6)	0.95(6)	4.45(6)	38
R5	8.76	0.20	0.15	0.35	(0.25)	–	(0.25)	8.86	4.05(5)	409	0.75(6)	0.65(6)	4.74(6)	38
R6	8.75	0.20	0.15	0.35	(0.25)	–	(0.25)	8.85	4.08(5)	11	0.64(6)	0.60(6)	4.76(6)	38
Y	8.75	0.21	0.15	0.36	(0.25)	–	(0.25)	8.86	4.07(5)	307	0.64(6)	0.60(6)	4.80(6)	38
F(7)	8.79	0.07	0.09	0.16	(0.06)	–	(0.06)	8.89	1.83(5)	154,274	0.65(6)	0.60(6)	4.79(6)	38

For the Year Ended October 31, 2016
A	$ 8.53	$ 0.39	$ 0.19	$ 0.58	$ (0.35)	$ –	$ (0.35)	$ 8.76	7.02%	$ 120,051	1.05%	0.96%(8)	4.54%	55%
B	8.53	0.37	0.21	0.58	(0.33)	–	(0.33)	8.78	6.98	2,205	1.27	1.11(8)	4.37	55
C	8.55	0.32	0.20	0.52	(0.28)	–	(0.28)	8.79	6.27	74,607	1.75	1.71(8)	3.78	55
I	8.55	0.41	0.21	0.62	(0.38)	–	(0.38)	8.79	7.29	31,317	0.75	0.71(8)	4.79	55
R3	8.51	0.36	0.20	0.56	(0.32)	–	(0.32)	8.75	6.81	267	1.42	1.26(8)	4.23	55
R4	8.52	0.39	0.20	0.59	(0.35)	–	(0.35)	8.76	7.15	224	1.08	0.96(8)	4.55	55
R5	8.52	0.42	0.20	0.62	(0.38)	–	(0.38)	8.76	7.49	413	0.76	0.66(8)	4.87	55
R6	8.52	0.42	0.19	0.61	(0.38)	–	(0.38)	8.75	7.43	11	0.65	0.61(8)	4.88	55
Y	8.52	0.42	0.19	0.61	(0.38)	–	(0.38)	8.75	7.43	164,098	0.65	0.61(8)	4.89	55

For the Year Ended October 31, 2015
A	$ 9.30	$ 0.37	$ (0.57)	$ (0.20)	$ (0.37)	$ (0.20)	$ (0.57)	$ 8.53	(2.23)%	$ 123,510	1.03%	0.95%	4.23%	66%
B	9.30	0.32	(0.59)	(0.27)	(0.30)	(0.20)	(0.50)	8.53	(3.00)	4,019	1.85	1.70	3.60	66
C	9.32	0.32	(0.59)	(0.27)	(0.30)	(0.20)	(0.50)	8.55	(2.97)	86,887	1.74	1.70	3.61	66
I	9.33	0.41	(0.60)	(0.19)	(0.39)	(0.20)	(0.59)	8.55	(1.97)	29,189	0.73	0.70	4.61	66
R3	9.29	0.35	(0.59)	(0.24)	(0.34)	(0.20)	(0.54)	8.51	(2.64)	314	1.41	1.25	4.04	66
R4	9.30	0.38	(0.59)	(0.21)	(0.37)	(0.20)	(0.57)	8.52	(2.34)	175	1.08	0.95	4.37	66
R5	9.30	0.41	(0.60)	(0.19)	(0.39)	(0.20)	(0.59)	8.52	(2.05)	306	0.75	0.65	4.70	66
R6(9)	9.27	0.41	(0.56)	(0.15)	(0.40)	(0.20)	(0.60)	8.52	(1.66)(5)	10	0.69(6)	0.59(6)	4.78(6)	66
Y	9.30	0.41	(0.59)	(0.18)	(0.40)	(0.20)	(0.60)	8.52	(1.99)	111,277	0.64	0.60	4.70	66

For the Year Ended October 31, 2014
A	$ 9.21	$ 0.36	$ 0.10	$ 0.46	$ (0.37)	$ –	$ (0.37)	$ 9.30	5.06%	$ 144,172	1.01%	0.95%	3.82%	71%
B	9.21	0.29	0.10	0.39	(0.30)	–	(0.30)	9.30	4.25	6,367	1.82	1.70	3.10	71
C	9.23	0.29	0.10	0.39	(0.30)	–	(0.30)	9.32	4.26	109,960	1.72	1.69	3.08	71
I	9.24	0.38	0.10	0.48	(0.39)	–	(0.39)	9.33	5.32	48,809	0.71	0.68	4.09	71
R3	9.21	0.33	0.09	0.42	(0.34)	–	(0.34)	9.29	4.64	213	1.40	1.25	3.54	71
R4	9.21	0.36	0.10	0.46	(0.37)	–	(0.37)	9.30	5.06	131	1.05	0.95	3.83	71
R5	9.21	0.38	0.11	0.49	(0.40)	–	(0.40)	9.30	5.38	120	0.73	0.65	4.10	71
Y	9.20	0.39	0.11	0.50	(0.40)	–	(0.40)	9.30	5.55	113,356	0.63	0.60	4.25	71

For the Year Ended October 31, 2013
A	$ 9.70	$ 0.36	$ (0.21)	$ 0.15	$ (0.36)	$ (0.28)	$ (0.64)	$ 9.21	1.67%	$ 160,916	0.99%	0.95%	3.93%	55%
B	9.70	0.29	(0.21)	0.08	(0.29)	(0.28)	(0.57)	9.21	0.91	9,233	1.79	1.70	3.09	55
C	9.72	0.29	(0.21)	0.08	(0.29)	(0.28)	(0.57)	9.23	0.90	129,507	1.69	1.68	3.07	55
I	9.73	0.37	(0.19)	0.18	(0.39)	(0.28)	(0.67)	9.24	1.93	50,963	0.70	0.69	4.00	55
R3	9.70	0.35	(0.22)	0.13	(0.34)	(0.28)	(0.62)	9.21	1.40	242	1.39	1.25	3.74	55
R4	9.70	0.36	(0.21)	0.15	(0.36)	(0.28)	(0.64)	9.21	1.68	143	1.03	0.95	3.91	55
R5	9.70	0.39	(0.21)	0.18	(0.39)	(0.28)	(0.67)	9.21	1.98	114	0.71	0.65	4.20	55
Y	9.69	0.40	(0.21)	0.19	(0.40)	(0.28)	(0.68)	9.20	2.04	214,550	0.61	0.60	4.30	55

For the Year Ended October 31, 2012
A	$ 9.20	$ 0.37	$ 0.51	$ 0.88	$ (0.35)	$ (0.03)	$ (0.38)	$ 9.70	9.80%	$ 219,909	0.98%	0.96%	3.90%	121%
B	9.20	0.30	0.51	0.81	(0.28)	(0.03)	(0.31)	9.70	8.96	12,461	1.78	1.72	3.17	121
C	9.21	0.30	0.52	0.82	(0.28)	(0.03)	(0.31)	9.72	9.11	209,271	1.69	1.69	3.17	121
I	9.22	0.39	0.53	0.92	(0.38)	(0.03)	(0.41)	9.73	10.18	104,759	0.70	0.70	4.11	121
R3	9.20	0.33	0.52	0.85	(0.32)	(0.03)	(0.35)	9.70	9.47	141	1.34	1.27	3.56	121
R4	9.20	0.36	0.52	0.88	(0.35)	(0.03)	(0.38)	9.70	9.79	132	1.02	0.97	3.88	121
R5	9.20	0.39	0.52	0.91	(0.38)	(0.03)	(0.41)	9.70	10.12	112	0.71	0.67	4.20	121
Y	9.20	0.36	0.54	0.90	(0.38)	(0.03)	(0.41)	9.69	10.08	171,127	0.60	0.60	3.82	121

(1)

Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.

(2)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)

Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the Notes to Financial Statements included in the April 30, 2017 semi-annual report).

(4)	Ratios do not include expenses of the underlying funds and/or other investment companies, if applicable.
(5)	Not annualized.
(6)	Annualized.
(7)	Commenced operations on March 1, 2017.
(8)

Excluding the expenses not subject to cap, the ratios would have been 0.95%, 1.10%, 1.70%, 0.70%, 1.25%, 0.95%, 0.65%, 0.60% and 0.60% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.

(9)	Commenced operations on November 7, 2014.

Portfolio Turnover:

Portfolio Turnover
Rate for
All Share Classes

For the Year Ended October 31, 2016	55%

For the Year Ended October 31, 2015	66

For the Year Ended October 31, 2014	71

For the Year Ended October 31, 2013	55

For the Year Ended October 31, 2012	121

INDEX OF APPENDICES

Appendix A:    Agreement and Plan of Reorganization

Appendix B:    5% Beneficial Owners of Fund Shares as of June 16, 2017

Appendix C:    Intermediary-Specific Sales Charge Waivers and Discounts

Appendix D:    Additional Information Applicable to the Acquiring Fund

APPENDIX A: AGREEMENT AND PLAN OF REORGANIZATION
AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this [  ] day of [  ], 2017, by The Hartford Mutual Funds, Inc., a Maryland corporation (the “Company”), with its principal place of business at 690 Lee Road, Wayne, PA 19087, on behalf of The Hartford Strategic Income Fund (“Acquiring Fund”) and The Hartford Unconstrained Bond Fund (“Acquired Fund”), each a separate series of the Company.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (“Code”).  The reorganization and liquidation will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund to the Acquiring Fund in exchange solely for shares of common stock of the Acquiring Fund (“Acquiring Fund Shares”) corresponding to the class of outstanding shares of common stock of the Acquired Fund (“Acquired Fund Shares”), as described herein, (2) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and (3) the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, as provided herein (“Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Acquired Fund and the Acquiring Fund are each a series of the Company, a registered investment company classified as a management company of the open-end type, and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Directors of the Company have determined, with respect to the Acquiring Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

WHEREAS, the Directors of the Company have determined, with respect to the Acquired Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction.

NOW, THEREFORE, in consideration of the promises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.            TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

1.1.                    Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to sell, assign, convey, transfer and deliver all of the property and assets of the Acquired Fund, as set forth in paragraph 1.2 herein, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Class A, Class T, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class Y and Class F Acquiring Fund Shares determined by dividing the value of the Acquired Fund’s net assets with respect to the corresponding class of Acquired Fund Shares, computed in the manner and as of the time and date set forth in paragraph

2.1 herein, by the net asset value of one Acquiring Fund Share of the corresponding class, computed in the manner and as of the time and date set forth in paragraph 2.2 herein; and (ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3 herein.  Such transactions shall take place on the date of the closing provided for in paragraph 3.1 herein (“Closing Date”).

1.2.                    The property and assets of the Company attributable to the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property and assets, including, without limitation, all rights, cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Valuation Date as defined in paragraph 2.1 (collectively, “Assets”).  The Acquired Fund will sell, assign, convey, transfer and deliver to the Acquiring Fund any rights, stock dividends, or other securities received by the Acquired Fund after the Closing Date as stock dividends or other distributions on or with respect to the property and assets transferred, which rights, stock dividends, and other securities shall be deemed included in the property and assets transferred to the Acquiring Fund at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Fund.

1.3.                    The Acquired Fund will make reasonable efforts to discharge all of its known liabilities and obligations prior to the Valuation Date.  The Acquiring Fund shall assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date (collectively, “Liabilities”).  On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.4.                    Immediately following the actions contemplated by paragraph 1.1 herein, the Company shall take such actions necessary to complete the liquidation of the Acquired Fund.  To complete the liquidation, the Company, on behalf of the Acquired Fund, shall (a) distribute to the Acquired Fund’s shareholders of record with respect to each class of its shares as of the Closing as defined in paragraph 3.1 herein (“Acquired Fund Shareholders”), on a pro rata basis within the class, the Acquiring Fund Shares of the corresponding class received by the Acquired Fund pursuant to paragraph 1.1 herein, and (b) completely liquidate.  Such distribution and liquidation will be accomplished, with respect to each class of Acquired Fund shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders.  The aggregate net asset value of Class A, Class T, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class Y and Class F Acquiring Fund Shares to be so credited to the Class A, Class T, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class Y and Class F Acquired Fund Shareholders, respectively, shall, with respect to the class, be equal to the aggregate net asset value of the Acquired Fund Shares of the corresponding class owned by Acquired Fund Shareholders on the Closing Date.  All issued and outstanding Acquired Fund Shares will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in Class A, Class T, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class Y and Class F Acquired Fund Shares will thereafter represent interests in the corresponding class of Acquiring Fund Shares after the Closing Date, as determined in accordance with paragraph 2.3.  The Acquiring Fund shall not issue certificates representing the Class A, Class

T, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class Y and Class F Acquiring Fund Shares in connection with the Reorganization.

1.5.                    Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s Transfer Agent, as defined in paragraph 3.3 herein.

1.6.                    Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.            VALUATION

2.1.                    The value of the Assets shall be the value of such Assets as of the close of business of the New York Stock Exchange and after the declaration of any dividends on the last business day before the Closing Date (such time and date being hereinafter called the “Valuation Date”), computed using the valuation procedures set forth in the then-current prospectus and statement of additional information with respect to the Acquired Fund and valuation procedures established by the Company’s Board of Directors.

2.2.                    The net asset value of each Acquiring Fund Share shall be the net asset value per share computed with respect to the corresponding class as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund’s then-current prospectus and statement of additional information, and valuation procedures established by the Company’s Board of Directors.

2.3.                    The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s Assets shall be determined by dividing the value of the net assets with respect to the Acquired Fund Shares determined using the same valuation procedures referred to in paragraph 2.1 herein, by the net asset value of the corresponding class of Acquiring Fund Shares, determined in accordance with paragraph 2.2 herein.

2.4.                    All computations of value shall be made by Hartford Funds Management Company, LLC (“HFMC”), in its capacity as Fund Accountant for the Company, and shall be subject to confirmation by the Company’s Treasurer.

3.            CLOSING AND CLOSING DATE

3.1.                    The Closing Date shall be a date to be determined by an officer of the Company, or such other date as the parties may agree.  All acts taking place at the closing of the transactions provided for in this Agreement (“Closing”) shall be deemed to take place simultaneously at a time immediately prior to the opening of business on the Closing Date unless otherwise agreed to by the parties.  The Closing shall be held at the offices of the Company.

3.2.                    The Company shall direct State Street Bank and Trust Company, as custodian for the Acquired Fund (“Custodian”), to deliver to the Company at the Closing a certificate of an authorized officer of the Custodian stating that the Assets of the Acquired Fund have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date.  The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of the Acquiring Fund, as the Custodian also serves as the custodian for the Acquiring Fund.  Such presentation shall be made for examination no later than five business days preceding the Closing Date, and such certificates and other written instruments shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof.  The Custodian shall deliver to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of the Acquiring Fund as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and of each securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (“1940 Act”), in which the Acquired Fund’s Assets are deposited, the Acquired Fund’s Assets deposited with such depositories.  The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of Federal funds on the Closing Date.

3.3.                    The Company shall direct Hartford Administrative Services Company, in its capacity as transfer agent for the Company (“Transfer Agent”), to deliver to the Company at the Closing a certificate of an authorized officer of the Transfer Agent stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing.  The Secretary of the Company shall confirm that (a) the appropriate number of Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund pursuant to paragraph 1.1 herein prior to the actions contemplated by paragraph 1.4 herein and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the Acquired Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.4 herein.  At the Closing, the Company shall execute such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as necessary to effect the Reorganization.

3.4.                    In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of HFMC or the Board of Directors of the Company, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund, respectively, is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.            REPRESENTATIONS AND WARRANTIES

4.1.                    Except as has been fully disclosed to the Acquiring Fund prior to the date of this Agreement in a written instrument executed by an officer of the Company, the Company, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

(a)                               The Acquired Fund is duly organized as a series of the Company, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under the Company’s Articles of Incorporation, as amended from time to time (“Charter”), to own all of its Assets and to carry on its business as it is now being conducted;

(b)                              The Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the Class A, Class T, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class Y and Class F Acquired Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect;

(c)                               No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act and state securities laws;

(d)                              The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder; and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)                               On the Valuation Date, the Company, on behalf of the Acquired Fund, will have good and marketable title to the Assets of the Acquired Fund and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Company, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act;

(f)                                The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Company’s Charter or Bylaws, as amended from time to time, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company, on behalf of the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Company, on behalf of the Acquired Fund, is a party or by which it is bound;

(g)                               All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts including options, futures, and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;

(h)                              No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Company’s knowledge, threatened against the Company, with respect to the Acquired Fund or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business.  The Company, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i)                                  The Statement of Assets and Liabilities of the Acquired Fund as of October 31, 2016, and the related Statement of Operations, Statement of Changes in Net Assets, Schedule of Investments and Financial Highlights for the periods then ended, have been audited by Ernst & Young LLP (“EY”), independent registered public accounting firm, included in its report dated December 30, 2016, who issued an unqualified opinion thereon, and present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with U.S. generally accepted accounting principles (“GAAP”), and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(j)                                  The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquired Fund at April 30, 2017 present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(k)                              Since October 31, 2016, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness other than in the ordinary course in accordance with the Acquired Fund’s investment restrictions.  For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

(l)                                  On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best knowledge of the Company, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(m)                          For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its Federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income (computed without regard to any deduction for dividends paid) and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income (computed without regard to any deduction for dividends paid) and net capital gain (after reduction for any available capital loss carryover) for the period ending on the Closing Date;

(n)                              All issued and outstanding Acquired Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company and have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and other securities laws.  All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3 herein.  The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares;

(o)                              The execution, delivery and performance of this Agreement and the transactions contemplated herein have been duly authorized by all necessary action, if any, on the part of the Directors of the Company, on behalf of the Acquired Fund, and this Agreement constitutes a valid and binding obligation of the Company, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(p)                              The information to be furnished by the Acquired Fund for use in registration statements, information statement materials and other documents filed or to be filed with any Federal, state or local regulatory authority (including the Financial Industry Regulatory Authority, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

(q)                              The combined information statement and prospectus (“Information Statement”) to be included in the Registration Statement referred to in paragraph 5.5 herein (and any amendment and supplement thereto), insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the Information Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

4.2.                    Except as has been fully disclosed to the Acquired Fund prior to the date of this Agreement in a written instrument executed by an officer of the Company, the Company, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

(a)                               The Acquiring Fund is duly organized as a series of the Company, which is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland, with power under the Charter to own all of its properties and assets and to carry on its business as it is now being conducted;

(b)                              The Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the Class A, Class T, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6, Class Y and Class F Acquiring Fund Shares under the 1933 Act, is in full force and effect;

(c)                               No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws;

(d)                              The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)                               The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Company’s Charter or Bylaws, as amended from time to time, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Company, on behalf of the Acquiring Fund, is a party or by which it is bound;

(f)                                No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Company, with respect to the Acquiring Fund or any of the Acquiring Fund’s properties or assets, that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business.  The Company, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated;

(g)                               The Statement of Assets and Liabilities of the Acquired Fund as of October 31, 2016, and the related Statement of Operations, Statement of Changes in Net Assets, Schedule of Investments and Financial Highlights for the periods then ended, have been audited by EY, independent registered public accounting firm, included in its report dated December 30, 2016, who issued an unqualified opinion thereon, and present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(h)                              The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund at April 30, 2017 present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(i)                                  Since October 31, 2016, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness other than in the ordinary course in accordance with the Acquiring Fund’s investment restrictions.  For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change;

(j)                                  On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best knowledge of the Company no such return is currently under audit and no assessment has been asserted with respect to such returns;

(k)                              For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) and has computed (or will compute) its Federal income tax under Section 852 of the Code;

(l)                                  All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company and have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and other securities laws.  The Acquiring

Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(m)                          The execution, delivery and performance of this Agreement and the transactions contemplated herein, have been duly authorized by all necessary action, if any, on the part of the Directors of the Company, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Company, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n)                              The Class A, Class T, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6, Class Y and Class F Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable by the Acquiring Fund;

(o)                              The information to be furnished by the Acquiring Fund for use in registration statements, information statement materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

(p)                              The Information Statement to be included in the Registration Statement referred to in paragraph 5.5 herein (and any amendment or supplement thereto), insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, will, from the effective date of the Registration Statement through the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (o) shall not apply to statements in or omissions from the Information Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

5.            COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1.                    The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2.                    Class A, Class T, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class Y and Class F Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.3.                    Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.4.                    The Company, on behalf of the Acquired Fund, will prepare and file an Information Statement (referred to in paragraph 4.1(p) herein) to be included in a Registration

Statement on Form N-14 (“Registration Statement”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act.  The Acquired Fund will provide to the Acquiring Fund such information regarding the Acquired Fund as may be reasonably necessary for the preparation of the Registration Statement.

5.5.                    The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.6.                    The Company, on behalf of the Acquired Fund, shall execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as may be necessary or desirable in order to (1) vest in and confirm (a) the title and possession of the Company, on behalf of the Acquired Fund, of the Acquiring Fund Shares to be delivered hereunder and (b) the title and possession of the Company, on behalf of the Acquiring Fund, of all the Assets and (2) otherwise to carry out the intent and purpose of this Agreement.

5.7.                    The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Company, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Company’s election, to the performance by the Company, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1.                    All representations and warranties of the Company, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2.                    The Company, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed by the Company’s President or Vice President and its Treasurer or Assistant Treasurer, and dated as of the Closing Date, to the effect that the representations and warranties of the Company, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

6.3.                    The Company, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Company, on behalf of the Acquiring Fund, on or before the Closing Date; and

6.4.                    The number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization shall have been calculated in accordance with paragraph 1.1 herein.

7.            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Company, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Company’s election, to the performance by the Company, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1.                    All representations and warranties of the Company, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2.                    The Company shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s Assets and Liabilities, as of the Closing Date, certified by the Treasurer of the Company;

7.3.                    The Company, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by its President or Vice President and its Treasurer or Assistant Treasurer and dated as of the Closing Date to the effect that the representations and warranties of the Company, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

7.4.                    The Company, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Company, on behalf of the Acquired Fund, on or before the Closing Date;

7.5.                    The number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization shall have been calculated in accordance with paragraph 1.1 herein; and

7.6.                    The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern Time on the Valuation Date; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8.            FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Company, on behalf of the Acquired Fund, the Company may, at its option, refuse to consummate the transactions contemplated by this Agreement.  If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Company, on behalf of the Acquiring Fund, the Company may, at its option, refuse to consummate the transactions contemplated by this Agreement:

8.1.                    The Agreement and the transactions contemplated herein shall have been approved by the Board of Directors of the Company, and each party shall have delivered to the other certified copies of the resolutions evidencing such approval;

8.2.                    On the Closing Date no action, suit or other proceeding shall be pending or, to the Company’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3.                    All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund;

8.4.                    The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

8.5.                    The Company shall have received the opinion of counsel to the Company addressed to the Company substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes.  The delivery of such opinion is conditioned upon receipt by counsel to the Company of representations it shall request of the Company.  Notwithstanding anything herein to the contrary, the Company may not consummate such transactions contemplated by the Agreement if this condition is not satisfied; and

9.            INDEMNIFICATION

9.1.                    The Company, out of the Acquiring Fund’s assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Acquired Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that such indemnification by the Acquiring Fund is not in violation of any applicable law.

9.2.                    The Company, out of the Acquired Fund’s assets and property (including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Acquiring Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that such indemnification by the Acquired Fund is not in violation of any applicable law.

10.    BROKERAGE FEES AND EXPENSES

10.1.            The Company, on behalf of the Acquiring Fund and on behalf of the Acquired Fund, represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2.            The legal and shareholder communication expenses relating to the proposed Reorganization will be borne solely by HFMC or its affiliate.  All other expenses, including any brokerage fees and brokerage-related expenses, incurred in connection with the proposed Reorganization will be borne by the Acquired Fund and the Acquiring Fund.  The costs of the Reorganization shall include, but not be limited to, costs associated with preparation of the Registration Statement, printing and distributing the Information Statement, legal fees, accounting fees and securities registration fees.  Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

11.    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1.            The Company has not made any representation, warranty or covenant, on behalf of either the Acquired Fund or the Acquiring Fund, as applicable, not set forth herein, and this Agreement constitutes the entire agreement between the Acquiring Fund and Acquired Fund with respect to the Reorganization.

11.2.            The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.  The covenants to be performed after the Closing and the obligations of each of the Acquired Fund and Acquiring Fund in paragraphs 9.1 and 9.2 shall survive the Closing.

12.    TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Company’s Board of Directors, on behalf of either the Acquiring Fund or the Acquired Fund, at any time prior to the Closing Date, if circumstances should develop that, in its opinion, make proceeding with the Agreement inadvisable.

13.    AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Company.

14.    HEADINGS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

14.1.            The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2.            This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland without regard to its principles of conflicts of laws.

14.3.            This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

THE HARTFORD MUTUAL FUNDS, INC.,
on behalf of its series,
THE HARTFORD UNCONSTRAINED BOND FUND

By:________________________________

Name: James E. Davey
Title: President

THE HARTFORD MUTUAL FUNDS, INC.,
on behalf of its series,
THE HARTFORD STRATEGIC INCOME FUND

By:________________________________

Name: James E. Davey
Title: President

With respect to Paragraph 10.2 of this Agreement, Accepted and Acknowledged by:
HARTFORD FUNDS MANAGEMENT COMPANY, LLC

By:________________________________

Name: Gregory A. Frost
Title: Chief Financial Officer

APPENDIX B: 5% BENEFICIAL OWNERS OF FUND SHARES AS OF JUNE 16, 2017

Unconstrained Bond Fund

Class of Shares	Name and Address of Beneficial Owner*	Percentage of Class Owned
Class A	EDWARD D JONES & CO., FOR THE BENEFIT OF CUSTOMERS, SAINT LOUIS MO	48.04%
Class A	PERSHING LLC, PERSHING PLAZA, JERSEY CITY NJ	10.24%
Class A	WELLS FARGO CLEARING SERVICES LLC, SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER, SAINT LOUIS MO	5.87%
Class B	EDWARD D JONES & CO., FOR THE BENEFIT OF CUSTOMERS, SAINT LOUIS MO	28.23%
Class B	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, ST PETERSBURG FL	23.98%
Class B	NATIONAL FINANCIAL SERVICES LLC, FOR THE EXCLUSIVE BENE OF OUR CUST, ATTN: MUTUAL FUNDS DEPT 4TH FL, JERSEY CITY NJ	21.90%
Class B	PERSHING LLC, PERSHING PLAZA, JERSEY CITY NJ	18.93%
Class C	WELLS FARGO CLEARING SERVICES LLC, SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER, SAINT LOUIS MO	12.02%
Class C	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, ST PETERSBURG FL	10.96%
Class C	MORGAN STANLEY SMITH BARNEY, JERSEY CITY NJ	10.91%
Class C	NATIONAL FINANCIAL SERVICES LLC, FOR THE EXCLUSIVE BENE OF OUR CUST, ATTN: MUTUAL FUNDS DEPT 4TH FL, JERSEY CITY NJ	10.89%
Class C	PERSHING LLC, PERSHING PLAZA, JERSEY CITY NJ	8.18%
Class C	LPL FINANCIAL LLC, OMNIBUS CUSTOMER ACCOUNT, ATTN MUTUAL FUND TRADING, SAN DIEGO CA	6.67%
Class I	WELLS FARGO CLEARING SERVICES LLC, SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER, SAINT LOUIS MO	50.03%
Class I	LPL FINANCIAL LLC, OMNIBUS CUSTOMER ACCOUNT, ATTN MUTUAL FUND TRADING, SAN DIEGO CA	18.15%
Class R3	PAI TRUST COMPANY INC., DE PERE WI	78.52%
Class R3	VOYA FINANCIAL ADVISORS, INC., OMAHA NE	11.94%
Class R3	HARTFORD LIFE INSURANCE COMPANY, HARTFORD CT	9.54%
Class R4	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED FOR THE SOLE BENEFIT OF ITS CUSTOMERS, ATTN FUND ADMINISTRATION, JACKSONVILLE FL	98.13%
Class R5	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED FOR THE SOLE BENEFIT OF ITS CUSTOMERS, ATTN FUND ADMINISTRATION, JACKSONVILLE FL	99.14%
Class Y	HARTFORD LIFE & ANNUITY, C/O PORTFOLIO SUPPORT 9TH FL, HARTFORD CT	99.96%
Class F	CHET ADVISOR SAVINGS PLAN TRUST, WAYNE PA	99.86%

Strategic Income Fund

Class of Shares	Name and Address of Beneficial Owner*	Percentage of Class Owned
Class A	EDWARD D JONES & CO., FOR THE BENEFIT OF CUSTOMERS, SAINT LOUIS MO	40.68%
Class A	PERSHING LLC, PERSHING PLAZA, JERSEY CITY NJ	15.40%

Class A	WELLS FARGO CLEARING SERVICES, LLC, SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER, SAINT LOUIS MO	5.77%
Class A	NATIONAL FINANCIAL SERVICES LLC, FOR THE EXCLUSIVE BENE OF OUR CUST, ATTN: MUTUAL FUNDS DEPT 4TH FL, JERSEY CITY NJ	5.42%
Class B	PERSHING LLC, PERSHING PLAZA, JERSEY CITY NJ	20.17%
Class B	LPL FINANCIAL LLC, OMNIBUS CUSTOMER ACCOUNT, ATTN MUTUAL FUND TRADING, SAN DIEGO CA	19.51%
Class B	EDWARD D JONES & CO., FOR THE BENEFIT OF CUSTOMERS, SAINT LOUIS MO	18.99%
Class B	NATIONAL FINANCIAL SERVICES LLC, FOR THE EXCLUSIVE BENE OF OUR CUST, ATTN: MUTUAL FUNDS DEPT 4TH FL, JERSEY CITY NJ	14.61%
Class B	WELLS FARGO CLEARING SERVICES LLC, SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER, SAINT LOUIS MO	7.06%
Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED FOR THE SOLE BENEFIT OF ITS CUSTOMERS, ATTN FUND ADMINISTRATION, JACKSONVILLE FL	5.10%
Class C	PERSHING LLC, PERSHING PLAZA, JERSEY CITY NJ	16.48%
Class C	WELLS FARGO CLEARING SERVICES LLC, SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER, SAINT LOUIS MO	16.12%
Class C	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, ST PETERSBURG FL	13.91%
Class C	LPL FINANCIAL LLC, OMNIBUS CUSTOMER ACCOUNT, ATTN MUTUAL FUND TRADING, SAN DIEGO CA	10.07%
Class C	NATIONAL FINANCIAL SERVICES LLC, FOR THE EXCLUSIVE BENE OF OUR CUST, ATTN: MUTUAL FUNDS DEPT 4TH FL, JERSEY CITY NJ	8.87%
Class I	EDWARD D JONES & CO., FOR THE BENEFIT OF CUSTOMERS, SAINT LOUIS MO	20.45%
Class I	WELLS FARGO CLEARING SERVICES LLC, SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER, SAINT LOUIS MO	18.38%
Class I	UBS FINANCIAL SERVICES INC., OMNI ACCOUNT M/F, WEEHAWKEN NJ	9.93%
Class I	NATIONAL FINANCIAL SERVICES LLC, FOR THE EXCLUSIVE BENE OF OUR CUST, ATTN: MUTUAL FUNDS DEPT 4TH FL, JERSEY CITY NJ	9.29%
Class I	LPL FINANCIAL LLC, OMNIBUS CUSTOMER ACCOUNT, ATTN MUTUAL FUND TRADING, SAN DIEGO CA	7.45%
Class I	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, ST PETERSBURG FL	6.92%
Class I	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED FOR THE SOLE BENEFIT OF ITS CUSTOMERS, ATTN FUND ADMINISTRATION, JACKSONVILLE FL	5.95%
Class I	CHARLES SCHWAB & CO, INC., SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS, ATTN: MUTUAL FUNDS, SAN FRANCISCO, CA	5.50%
Class I	PERSHING LLC, PERSHING PLAZA, JERSEY CITY NJ	5.10%
Class R3	LPL FINANCIAL LLC, ASCENSUS TRUST COMPANY, FARGO ND	23.02%
Class R3	MSCS FINANCIAL SERVICES, LLC, MATRIX TRUST COMPANY CUST., DENVER CO	19.91%
Class R3	PLANMEMBER SECURITIES CORPORATION, UMB BANK NA, FBO PLANMEMBER, CARPINTERIA CA	10.42%
Class R3	SECURITIES AMERICA, INC., GOTHENBURG NE	10.13%
Class R3	LPL FINANCIAL LLC, OMNIBUS CUSTOMER ACCOUNT, ATTN MUTUAL FUND TRADING, SAN DIEGO CA	9.42%
Class R3	SECURITIES AMERICA, INC., GOTHENBURG NE	8.25%

Class R3	M&T SECURITIES, INC., ASCENSUS TRUST COMPANY, FARGO ND	5.25%
Class R3	WOODBURY FINANCIAL SERVICES, INC., ASCENSUS TRUST COMPANY, FARGO ND	5.15%
Class R4	SECURITIES SERVICE NETWORK, INC., ASCENSUS TRUST COMPANY, FARGO ND	33.47%
Class R4	LPL FINANCIAL LLC, ASCENSUS TRUST COMPANY, FARGO ND	24.68%
Class R4	CETERA ADVISOR NETWORKS LLC, ASCENSUS TRUST COMPANY, FARGO ND	23.97%
Class R4	HARTFORD FUNDS DISTRIBUTORS LLC, HARTFORD LIFE INSURANCE COMPANY, HARTFORD CT	11.41%
Class R4	LPL FINANCIAL LLC, OMNIBUS CUSTOMER ACCOUNT, ATTN MUTUAL FUND TRADING, SAN DIEGO CA	6.47%
Class R5	ASCENSUS FINANCIAL SERVICES, LLC, FARGO ND	49.48%
Class R5	ASCENSUS FINANCIAL SERVICES, LLC, FARGO ND	48.04%
Class R6	HARTFORD LIFE INSURANCE COMPANY, HARTFORD CT	100%
Class F	HARTFORD FUNDS DISTRIBUTORS LLC, WAYNE PA	39.13%
Class F	HARTFORD FUNDS DISTRIBUTORS LLC, HARTFORD MODERATE ALLOCATION FUND, WAYNE PA	22.25%
Class F	HARTFORD FUNDS DISTRIBUTORS LLC, CHET ADVISOR SAVINGS PLAN TRUST, WAYNE PA	17.55%
Class F	HARTFORD FUNDS DISTRIBUTORS LLC, HARTFORD GROWTH ALLOCATION FUND, WAYNE PA	13.27%
Class F	HARTFORD FUNDS DISTRIBUTORS LLC, HARTFORD CONSERVATIVE ALLOCATION FUND, WAYNE PA	7.79%
Class Y	CPI QUALIFIED PLAN CONSULTANTS INC., MATRIX TRUST COMPANY CUST, DENVER CO	12.19%
Class Y	PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC, UNION BANKSHARES CORPORATION, RUTHER GLEN VA 22546-0940	79.14%

* Each entity set forth in this column is the shareholder of record and may be deemed to be the beneficial owner of certain of the shares listed for certain purposes under the securities laws, although certain of the entities generally do not have an economic interest in these shares and would ordinarily disclaim any beneficial ownership therein.

APPENDIX C: INTERMEDIARY-SPECIFIC SALES CHARGE WAIVERS AND DISCOUNTS

The availability of certain initial and contingent deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. Financial intermediaries may have different policies and procedures regarding the availability of these waivers and discounts. For waivers or discounts not available through a particular intermediary, investors will have to purchase shares directly from the Funds or through another intermediary to receive such waivers or discounts to the extent such a waiver or discount is available. These waivers or discounts, which may vary from those disclosed elsewhere in the statutory prospectus or Combined SAI, are subject to change, and this Appendix will be updated based on information provided by the financial intermediaries. Neither the Funds, Hartford Funds Management Company, LLC, nor Hartford Funds Distributors, LLC supervises the implementation of these waivers or discounts or verifies the intermediaries’ administration of these waivers or discounts. In all instances, it is the purchaser’s responsibility to notify the financial intermediary of any facts that may qualify the purchaser for sales charge waivers or discounts. Please contact your financial intermediary for more information.

Merrill Lynch

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds’ prospectus or Combined SAI. Shareholders should contact Merrill Lynch to determine their eligibility for these waivers and discounts.

Front-End Sales Load Waivers on Class A Shares available at Merrill Lynch

•               Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•                 Shares purchased by or through a 529 Plan

•                 Shares purchased through a Merrill Lynch affiliated investment advisory program

•                 Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•                 Shares of funds purchased through the Merrill Edge Self-Directed platform

•                 Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•                 Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date

•                 Employees and registered representatives of Merrill Lynch or its affiliates and their family members

•               Directors of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Fund’s prospectus

•                 Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC Waivers on Class A and C Shares available at Merrill Lynch

•                 Death or disability of the shareholder

•                 Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

•                 Return of excess contributions from an IRA Account

•                 Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1/2

•                 Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•                 Shares acquired through a right of reinstatement

•                 Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms

Front-End Load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•                 Breakpoints as described in the Fund’s prospectus

•                 Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

C-1

•                 Letters of Intent (LOI) which allow for breakpoint discounts using the same criteria as ROA above, but based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time.

C-2

APPENDIX D: ADDITIONAL INFORMATION APPLICABLE TO THE ACQUIRING FUND

Below is information regarding the Acquiring Fund. All references to the Fund, a Fund or the Funds in this Appendix D refer to or include Strategic Income Fund unless otherwise noted.

Additional Information About Strategies and Techniques

In addition to the principal investment strategies described in the “Comparison of Investment Objectives, Principal Investment Strategies, Principal Risks, and Management” section, the Fund may at times use additional strategies and techniques, which involve certain special risks. These strategies and techniques, set forth below, apply to the Fund unless otherwise stated. This Appendix does not attempt to describe all of the various investment techniques and types of securities that the investment management team might use in managing the Fund. As with any mutual fund, investors must rely on the professional investment judgment and skill of the investment adviser.

Use of Cash or Money Market Investments

The Fund may invest some or all of its assets in cash, high quality money market instruments (including, but not limited to U.S. government securities, bank obligations, commercial paper and repurchase agreements involving the foregoing securities) and shares of money market investment companies for temporary defensive purposes in response to adverse market, economic or political conditions. In addition, the Fund may invest some of its assets in these instruments to maintain liquidity or in response to atypical circumstances such as unusually large cash inflows or redemptions. Under such conditions, the Fund may not invest in accordance with its investment objective or principal investment strategy. As a result, there is no assurance that the Fund will achieve its investment objective and it may lose the benefit of market upswings.

Consequences of Portfolio Trading Practices

A Fund may have a relatively high portfolio turnover and may, at times, engage in short-term trading. Such activity could produce higher brokerage expenses for the Fund and higher taxable distributions to the Fund’s shareholders and therefore could adversely affect the Fund’s performance. Each Fund is not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax advisor for individual tax advice.

OTHER FUND EXPENSES

In addition to costs discussed under “Portfolio Turnover” in the statutory prospectus, a Fund may pay or receive certain fees in connection with buying or selling a loan. These fees are in addition to interest payments received and may include fees, such as, up-front fees, commitment fees, transfer and assignment fees, facility fees, amendment fees, and prepayment penalties. These costs are not reflected in a Fund’s annual operating expenses or in the examples.

ACQUIRED FUND FEES AND EXPENSES

A Fund will indirectly bear a pro rata share of fees and expenses incurred by any investment companies, including business development companies, in which the Fund is invested. A Fund’s pro rata portion of the cumulative expenses charged by the investment companies is calculated as a percentage of the Fund’s average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of a Fund’s assets among the investment companies and the actual expenses of the investment companies. Business development company expenses are similar to the expenses paid by any operating company held by a Fund. They are not direct costs paid by Fund shareholders and are not used to calculate a Fund’s net asset value. They have no impact on the costs associated with Fund operations.

Classes of Shares

The Fund offers the following classes of shares:

Fund	A	T(1)	B(2)	C	I	R3	R4	R5	R6	Y	F
Strategic Income Fund	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

(1) As of July 10, 2017, Class T shares are currently not available for purchase.

(2) Class B shares were closed to new investments as of September 30, 2009 and are no longer available for purchase except through reinvestment of dividends or by exchange for Class B shares of another Hartford Fund.

INVESTOR REQUIREMENTS

This section describes investor requirements for each class of shares offered by the Fund. The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of any class of its shares.

Class A Shares. Class A shares are generally available for purchase by all investors other than retirement plans, except as described below.

Purchases of Class A shares by certain retirement plans are permitted under the following circumstances:

•    If the plan is one of the following types of retirement plans and the plan was invested in or was offered as an investment option Class A shares at net asset value on or before June 30, 2007: (a) an employer-sponsored retirement plan with at least 100 participants or $500,000 in plan assets; (b) a retirement plan that buys Fund shares through a group variable funding agreement issued by Hartford Life Insurance Company; or (c) a retirement plan for which Hartford Life Insurance Company or an affiliate acts as plan administrator. These types of retirement plans may purchase Class A shares at net asset value without a sales charge; and

•    If the plan is an employer-sponsored retirement plan held directly at a broker-dealer (that is, outside of a retirement plan recordkeeping platform or third party administrator). Such retirement plans may purchase Class A shares, subject to all applicable sales charges as described in this prospectus.

Class T Shares. Class T shares are available through certain financial intermediaries with which HFD has an agreement to sell Class T shares of the Fund. Not all financial intermediaries make Class T shares available to their clients.

Class B Shares. Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan). Shareholders of Class B shares as of the Close Date may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in this prospectus. Reinstatement privileges with respect to Class B shares are as described under “Reinstatement Privilege.” If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged. Note that after 8 years, Class B shares convert to Class A shares. It is expected that all outstanding Class B shares will have converted to Class A shares on or before September 30, 2017.

Class B shareholders who wish to make additional investments in the Fund are permitted to invest in other classes of the Fund, subject to the pricing, fee schedule and eligibility requirements of those classes. For direct (non-broker-controlled) accounts, new investments in Class B shares made after the Close Date will be redirected to Class A shares at the appropriate sales charge. Investments in Class B shares made through any systematic investment plan in effect after the Close Date will automatically be redirected to Class A shares. Shareholders wishing to make changes to their systematic investment plan may do so by accessing their account at www.hartfordfunds.com or by calling 1-888-843-7824. For broker-controlled accounts, new investments in Class B shares will not be accepted, and you should contact your financial advisor to make appropriate adjustments to any systematic investment plan in effect with respect to closed Class B shares.

Please contact your financial advisor or 1-888-843-7824 with any questions.

Class C Shares. Class C shares are generally available for purchase by all investors other than retirement plans.

Class I Shares. Class I shares are offered:

•    through financial intermediaries who charge such clients a fee for advisory, investment, consulting or similar services,

•    through financial intermediaries that have entered into an agreement with the Fund’s distributor to offer Class I shares through a no-load network or platform,

•    to institutional investors, which include but are not limited to: family offices and their clients; non-profit organizations, charitable trusts, foundations and endowments; and accounts registered to bank trust departments, trust companies, registered investment advisers and investment companies, and

•    to current or retired officers, directors and employees (and their family members, as defined below under “Accumulation Privilege”) of the Fund, The Hartford, the sub-advisers to the Fund, Hartford Administrative Services Company, and their affiliates.

Class I shares are not available to qualified employee benefit plans and other retirement savings plans. Class I shares have a minimum investment requirement of $2,000 for all accounts except: $250, if establishing an AIP, with recurring monthly investments of at least $50.

Class R3, Class R4, Class R5 and Class R6 Shares. Class R3, R4, R5 and R6 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. Class R3, R4, R5 and R6 shares generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the Fund; however, the Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4, R5 and R6 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans. None of the Fund, HFD, or any affiliates of HFD pay any commission payments, account servicing fees, record keeping fees, 12b-1 fees, sub-transfer agent fees, administration fees or similar fees with respect to Class R6 shares to any intermediary.

Class Y Shares. Class Y shares are offered:

•    through financial intermediaries who charge such clients a fee for advisory, investment, consulting or similar services,

•    through financial intermediaries that have entered into an agreement with the Fund’s distributor to offer Class Y shares through a no-load network or platform, and

•    to institutional investors, which include but are not limited to: certain qualified employee benefit plans and other retirement savings plans; family offices and their clients; non-profit organizations, charitable trusts, foundations and endowments; and accounts registered to bank trust departments, trust companies, registered investment advisers and investment companies.

Class Y shares have an investment minimum of $250,000, which is waived when the shares are purchased through omnibus accounts (or similar types of accounts). The investment minimum for Class Y shares does not apply to qualified employee benefit plans and other retirement savings plans.

Class F Shares. Class F shares are generally only available through financial intermediaries that have entered into an appropriate agreement to sell Class F shares of the Fund. However, purchases by affiliated investment companies, purchases by 529 plans or purchases of $1,000,000 or more of Class F shares may be made directly through the Fund’s transfer agent. Class F shares are not available to retirement plans. Class F shares do not have a minimum initial investment requirement when the shares are purchased through omnibus accounts (or similar types of accounts). All other eligible investors must meet the minimum initial investment requirement of at least $1,000,000 in Class F shares of the Fund, except for affiliated investment companies and 529 plans. None of the Fund, HFD, or any affiliates of HFD pay any commission payments, account servicing fees, record keeping fees, 12b-1 fees, sub-transfer agent fees, administration fees or similar fees with respect to Class F shares to any intermediary. The Fund reserves the right in its sole discretion to waive the minimum initial investment requirement.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. When you choose your class of shares, you should consider a number of factors, including the size of your investment and how long you plan to hold your shares, the expenses borne by each class, any front-end sales charge or contingent deferred sales charge (CDSC) applicable to a class and whether you qualify for any reduction or waiver of sales charges, and the availability of the share class for purchase by you. Certain classes have higher expenses than other classes, which may lower the return on your investment when compared to a less expensive class. The Fund, the Fund’s transfer agent, and HFD do not provide investment advice. Please contact your financial intermediary to determine which share class may be appropriate for you.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial intermediary or plan administrator may receive different compensation depending on the share class you buy and different share classes may offer you different services. You should consult with your financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that your financial intermediary will receive in connection with each share class and other factors that may affect your decision about the best share class to buy.

Class R3, Class R4, and Class R5 pay an administrative services fee for third party recordkeeping services. Each class, except Class I, Class R5, Class R6, Class Y and Class F, has adopted a Rule 12b-1 plan that allows that class to pay distribution and service fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

	Front End Sales Charge	Deferred Sales Charge (Load)	Distribution and Service (12b-1) Fees(1)	Administrative Services Fee(1)
Class A	Described under the subheading “How Sales Charges are Calculated”	Described under the subheading “How Sales Charges are Calculated”	0.25%	None
Class T	Described under the subheading “How Sales Charges are Calculated”	None	0.25%	None
Class B(2)	None	Described under the subheading “How Sales Charges are Calculated”	1.00%	None
Class C(3)	None	1.00% on shares sold within one year of purchase	1.00%	None
Class I	None	None	None	None
Class R3	None	None	0.50%	0.20%
Class R4	None	None	0.25%	0.15%
Class R5	None	None	None	0.10%
Class R6	None	None	None	None
Class Y	None	None	None	None
Class F	None	None	None	None

(1) As a percentage of the Fund’s average net assets.

(2) Automatic conversion to Class A shares after eight years, thus reducing future annual expenses. It is expected that all outstanding Class B shares will have converted to Class A shares on or before September 30, 2017.

(3) No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

Commissions. You may be required to pay a commission to your financial intermediary when buying or selling Class R6 or Class F shares. The Fund makes available other share classes that have different fees and expenses, which are disclosed and described in this prospectus. Please contact your financial intermediary for more information on commissions.

HOW SALES CHARGES ARE CALCULATED

Class A Shares. Class A shares pay sales charges and commissions to dealers for the Fund as follows. The offering price includes the front-end sales charge.

			Dealer Commission- As
Your Investment	As a % of Offering Price	As a % of Net Investment	Percentage of Offering Price
Less than $50,000	4.50%	4.71%	3.75%
$ 50,000 – $ 99,999	4.00%	4.17%	3.50%
$100,000 – $249,999	3.50%	3.63%	3.00%
$250,000 – $499,999	2.50%	2.56%	2.00%
$500,000 – $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

(1) Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, if you qualify to purchase your Class A shares without any sales charge and you redeem those shares within 18 months of the purchase, you may pay a CDSC of 1.00% on any Class A shares sold. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The amount of any CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. Each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC. This CDSC will not apply where the selling broker dealer was not paid a commission.

In order to determine the dollar amount of the sales charges you pay, we multiply the applicable percentage by the dollar amount of your desired investment. The total dollar amount of the sales charge is rounded to two decimal places using standard rounding criteria and is included in the public offering price of the Fund. Your total purchase amount is then divided by the Fund’s per share public offering price to determine the number of shares you receive in the Fund. This number is rounded to three decimal places using standard rounding criteria. Because of this rounding, the front-end sales charge you pay, when expressed as a percentage of the offering price, may be higher or lower than the amount stated in the Fund’s fee table (as illustrated in the table above).

For example, you want to invest $100.00 in Class A shares of the Fund. Assume the shares have a public offering price of $15.72 (includes front-end sales charge), a total net asset value of $14.86, and a front-end sales charge of 5.5%. The total dollar amount of the sales charge would be $5.48; the total net asset value of the shares purchased would be $94.52; and the total number of shares purchased would equal 6.361 shares. Therefore, the calculated sales charge rate is 5.48% (sales charge paid divided by the net investment). Please note that this example is a hypothetical and is not intended to represent the value of any Hartford Fund.

HFD may pay up to the entire amount of the sales commission to particular broker-dealers. HFD may pay dealers of record commissions on purchases of over $1 million in an amount of up to 1.00% on the first $10 million, 0.50% of the next $30 million, and 0.25% of share purchases over $40 million. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under some of the categories listed under “Front-End Sales Charge Waivers for Class A Shares.”

Retirement plans that owned or were offered Class A shares on or before June 30, 2007 are not subject to the Class A shares’ commission schedule and 1.00% CDSC.

Class T Shares. Class T shares pay sales charges and commissions to dealers for the Fund as follows. The offering price includes the front-end sales charge.

			Dealer Commission – As
Your Investment	As a % of Offering Price	As a % of Net Investment	Percentage of Offering Price
Less than $250,000	2.50%	2.56%	2.50%
$250,000 – $499,999	2.00%	2.04%	2.00%
$500,000 – $999,999	1.50%	1.52%	1.50%
$1 million or more	1.00%	1.01%	1.00%

In order to determine the dollar amount of the sales charges you pay, we multiply the applicable percentage by the dollar amount of your desired investment. The total dollar amount of the sales charge is rounded to two decimal places using standard rounding criteria and is included in the public offering price of the Fund. Your total purchase amount is then divided by the Fund’s per share public offering price to determine the number of shares you receive in the Fund. This number is rounded to three decimal places using standard rounding criteria. Because of this rounding, the front-end sales charge you pay, when expressed as a percentage of the offering price, may be higher or lower than the amount stated in the Fund’s fee table (as illustrated in the table above).

Class B Shares. Because Class B shares were closed to new investments effective September 30, 2009, any outstanding Class B shares are no longer subject to a deferred sales charge.

Class C Shares. Class C deferred sales charges are listed below. No CDSC is charged on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares.

Years After Purchase	CDSC
1st year	1.00%
After 1 year	None

For purposes of the Class C CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies and the amount of such CDSC, the Fund redeems shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions and (2) Class C shares held over 1 year. Please note that for purposes of the expense examples and performance returns shown in this prospectus, the figures include the effect of the Class C CDSC as if it had been incurred prior to the expiration of the applicable period.

When you request a redemption, the amount withdrawn from your account will equal the specified dollar amount of the redemption request plus the dollar amount of any applicable CDSC. If you do not want any additional amount withdrawn from your account to cover the CDSC due, please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to HFD and are used in whole or in part by HFD to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class A and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class C shares without a front-end sales charge being deducted, and to sell Class A shares with the maximum applicable sales charge at the time of the purchase.

Although the Fund does not charge a transaction fee, you may be charged a fee by financial intermediaries for the purchase or sale of the Fund’s shares through that financial intermediary. This transaction fee is separate from any sales charge that the Fund may apply.

Reinstatement Privilege

If you sell shares of the Fund, you may reinvest some or all of the proceeds in shares of that Fund or any other Hartford Fund within 90 days without a sales charge, as long as the Fund’s transfer agent is notified before you reinvest; except that, certain qualified plans may only reinvest as a rollover within 60 days of selling shares of the Fund. In this case, once the 60 day rollover period has ended, such qualified plans may reinvest only those amounts that do not exceed the maximum qualified plan contribution amount for their account in that given tax year. If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege. If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC. If you sold Class B shares, you must reinvest in Class A shares. All accounts involved must have the same registration.

There is no reinstatement privilege available for Class T shares.

Information about sales charges and sales charge reductions or waivers is available, free of charge, on the Fund’s website www.hartfordfunds.com. The website includes hyperlinks that facilitate access to this information.

HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. In some cases, Federal law also requires us to verify and record information that identifies the natural persons who control and beneficially own a legal entity that opens an account. What this means to you: when you open an account, we will ask for names, addresses, dates of birth and other information that will allow us to identify you and certain other natural persons associated with the account. For some legal entity accounts, you will be asked to provide identifying information for one natural person that controls the entity, and for each natural person that beneficially owns 25% or more of the legal entity.

We are also required to obtain information that identifies each authorized signer for an account by requesting name, residential address, date of birth and social security number for each of your authorized signers. We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption. You may also incur any applicable sales charge.

Of critical importance, is the location of those authorized to transact on an account at the time the transaction request is placed with the Fund. In general, shareholders and authorized traders may only place trades with the Fund when physically in the U.S., a U.S. territory, stationed at a military base, or stationed at a U.S. Embassy. The location of the authorized caller may be obtained on a recorded phone call or in writing.

The Fund offers the classes of shares described in “Classes of Shares” above and not all share classes discussed below may be available for the Fund.

INITIAL PURCHASES

Before you invest, please read this prospectus carefully.

Determine how much you want to invest. The minimum investment amounts are as follows:

•    Class A, Class C and Class I shares – $2,000 for initial investments, at least $50 for subsequent investments; except Automatic Investment Plans, which require $250 to open and at least $50 per month invested in the Fund thereafter.

•    Class T shares – $2,000 for initial investments, at least $50 for subsequent investments.

•    Class R3, Class R4, Class R5 and Class R6 shares – no investment minimum and no subsequent investment minimum.

•    Class Y shares – $250,000 minimum initial investment. This requirement may be waived for certain investors. No subsequent investment minimum.

•    Class F shares - Generally, there is no minimum initial investment. There is a $1,000,000 minimum initial investment for certain eligible investors as set forth in the section entitled “Classes of Shares – Investor Requirements” section. No subsequent investment minimum.

To make an initial investment in a class of shares of the Fund, please contact your financial intermediary. Certain classes may not be available through all financial intermediaries. Financial intermediaries may impose transaction charges in addition to those described in this prospectus. Please note that if you are purchasing shares through a retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity. Some of the services and programs described in this prospectus may not be available or may differ in such circumstances. You should check with your financial intermediary for further details.

Certain classes of shares of the Fund may also be purchased through the Fund’s transfer agent by filling out an account application and mailing it to the address below. Class T shares are not available directly through the Fund’s transfer agent.

Effective June 1, 2017, accounts held directly with the transfer agent (i.e. not plan level or an omnibus position) will be charged a $30 annual direct account fee. All accounts are subject to this fee other than accounts of any sub-adviser to the Hartford Funds, accounts of employees of the sub-advisers to the Hartford Funds, 529 college savings plan accounts administered by The Hartford or one of its subsidiaries, and affiliated investment companies. This fee is not charged to shareholders who hold Fund shares through an omnibus account with a financial intermediary. If you have questions about the direct account fee, please call the transfer agent at 1-888-843-7824. If you are invested in the Fund directly through a retirement account or Coverdell Education Savings Account with UMB Bank, n.a., you will also be subject to an annual maintenance fee of up to $25. Under certain limited circumstances, the $30 annual direct account fee may be waived for certain other accounts in the discretion of Hartford Administrative Services Company.

If purchasing shares through the Fund’s transfer agent, please send your account application to the following address:

Hartford Funds P.O. Box 55022 Boston, MA 02205-5022	(For overnight mail) Hartford Funds 30 Dan Road, Suite 55022 Canton, MA 02021-2809

CLASS C SHARES PURCHASE LIMITS

Purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999. If your existing accounts for all share classes (except Class R3, Class R4, Class R5 and Class R6 shares) held with the Distributor have a total value equal to $999,999, you will not be able to purchase Class C shares. For the purpose of determining your total account value, existing accounts for all share classes (except Class R3, Class R4, Class R5 and Class R6 shares) held with the Distributor that are linked under a Letter of Intent or Accumulation Privilege will be included. Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits. You should consult your financial adviser when choosing a share class.

ADDITIONAL PURCHASES OF SHARES

You may purchase additional shares of the Fund through your financial intermediary. Your financial intermediary may charge you for this service. With respect to accounts held directly with the transfer agent (i.e. not plan level or an omnibus position), you may also purchase additional shares through the Fund’s transfer agent as follows:

•    On the Web  – Visit www.hartfordfunds.com, select “Account Access” from the role drop-down menu at the top of the home page and follow the instructions.

•    By Phone – To place your order, call the transfer agent at 1-888-843-7824 on any regular business day. Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment. Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price. For your protection, telephone requests may be recorded in order to verify their accuracy.

•    In Writing With a Check – Make out a check for the investment amount, payable to “Hartford Funds.” Complete the application or detachable investment slip from an account statement, or write a letter of instruction specifying the Fund name and share class, account number and the name(s) in which the account is registered. Deliver the check and your completed application, investment slip, or letter of instruction to your financial intermediary or plan administrator, or mail to:

Hartford Funds P.O. Box 55022 Boston, MA 02205-5022	(For overnight mail) Hartford Funds 30 Dan Road, Suite 55022 Canton, MA 02021-2809

• By Electronic Funds Transfer or Wire  – For complete instructions on how to purchase shares of Hartford Funds by electronic funds transfer or wire, contact Hartford Funds at 1-888-843-7824.

Please note that these features may not be available for all classes of shares and in such instances, you will need to make additional purchases through your financial intermediary.

SELLING SHARES

You may redeem your shares by having your financial intermediary process your redemption. Your financial intermediary will be responsible for furnishing all necessary documents to the Fund and may charge you for this service. With respect to accounts held directly with the transfer agent (i.e. not plan level or an omnibus position), you may also sell your shares through the Fund’s transfer agent as noted below.

•    On the Web  – Visit www.hartfordfunds.com, select “Account Access” from the role drop-down menu at the top of the home page and follow the instructions. To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases. Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

•    By Phone – Only non-retirement accounts or IRA plans may redeem by telephone, and redemptions are restricted to up to $50,000 per shareholder per market day. To place your order, call the transfer agent at 1-888-843-7824 on any regular business day. Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price. For automated service 24 hours a day using your touch-tone phone, call 1-888-843-7824. For your protection, telephone requests may be recorded in order to verify their accuracy. Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file. Also, for your protection, telephone redemptions are limited on accounts whose addresses or bank instructions have been added or changed within the past 15 days.

•    By Electronic Funds Transfer or Wire – For complete instructions on how to redeem shares of Hartford Funds by electronic funds transfer or wire, contact Hartford Funds at 1-888-843-7824. Wire transfers are available upon request for amounts of $500 or more and will be wired on the next business day. Your bank may charge a fee for these services. For your protection, electronic funds transfer and wire redemptions are limited on accounts whose addresses or bank instructions have been added or changed within the past 15 days.

•    By Letter or Form – In certain circumstances, you will need to make your request to sell shares in writing. Forms may be obtained by calling the transfer agent at 1-888-843-7824 or through the website at www.hartfordfunds.com. A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction. To redeem, write a letter of instruction indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your social security number, and the dollar value or the number of shares you wish to sell. Include all authorized signatures and obtain a Medallion signature guarantee if: you are requesting payment by check of more than $1,000 to an address of record or bank instructions that have been added or changed within the past 15 days; you are selling more than $100,000 worth of shares; you are requesting an initial distribution from an Automatic 401k Rollover IRA; or you are requesting payment other than by check mailed to the address of record and payable to the registered owner(s). For an Automatic

401k Rollover IRA a completed Form W-9, Request for Taxpayer Identification Number and Certification, is required along with a Medallion signature guarantee. Deliver these instructions to your financial intermediary or plan administrator, or mail or fax to the address below.

Please note that a notary public CANNOT provide a Medallion signature guarantee. Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

Please note that these features may not be available for all classes of shares and in such instances, you will need to sell shares through your financial intermediary.

For the following types of accounts, you must provide the following additional documentation if you are selling your shares by letter:

•    IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) – Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution, and the reason for the distribution.

•    Automatic 401k Rollover IRAs – Signatures, Medallion signature guarantee, and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution and the reason for the distribution.

•    403(b) – 403(b) Distribution Request Form.

•    Owners Or Trustees Of Trust Accounts – Call 1-888-843-7824 for instructions.

•    Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death – Call 1-888-843-7824 for instructions.

ADDRESSES

Send Inquiries And Payments To:	Or By Overnight Mail To:	Phone Number:

Hartford Funds P.O. Box 55022 Boston, MA 02205-5022 FAX: 1-888-802-0039	Hartford Funds 30 Dan Road, Suite 55022 Canton, MA 02021-2809	1-888-843-7824 or contact your financial intermediary or plan administrator for instructions and assistance.

CONVERSIONS

Subject to the conditions set forth in this section, shares of one class of the Fund may be converted into (i.e., reclassified as) shares of a different class of the same Fund at the request of a shareholder’s financial intermediary. To qualify for any conversion, the shareholder must satisfy the eligibility and other conditions for investing in the class into which the conversion is sought (as described in the prospectus). Subject to certain limited circumstances, Class R3, Class R4, Class R5 and Class R6 (each an “R share”) of the Fund may be converted into (i.e., reclassified) a different R share class in the same Fund. Under certain circumstances, the following other classes are eligible for conversions:

•    Class A shares may be converted into Class R6 shares or Class F shares of the same Fund if the shares that you are converting are no longer subject to a CDSC or the financial intermediary agrees to reimburse the Fund’s distributor a portion of the CDSC otherwise payable upon the sale of such shares;

•    Class A shares may be converted into Class I shares or Class Y shares of the same Fund if the shares that you are converting are no longer subject to a CDSC or the financial intermediary agrees to reimburse the Fund’s distributor a portion of the CDSC otherwise payable upon the sale of such shares and the conversion is made to facilitate the shareholder’s participation in certain fee-based advisory programs or a no-load network or platform, among other reasons consistent with the eligibility requirements of such class;

•    Class C shares may be converted into Class A shares or Class I shares of the same Fund if the shares that you are converting are no longer subject to a CDSC or the financial intermediary agrees to reimburse the Fund’s distributor a portion of the CDSC otherwise payable upon the sale of such shares and the conversion is made to facilitate the shareholder’s participation in certain fee-based advisory programs;

•    Class I shares may be converted into Class Y shares, Class R6 shares or Class F shares; and

•    Class Y shares may be converted into Class R6 shares or Class F shares.

Not all share classes discussed above may be available for the Fund. Financial intermediaries that are interested in a conversion on behalf of a shareholder should call 1-888-843-7824 to determine whether such feature is available. Please note that (1) both accounts involved in the conversion must be identical, (2) you will need to observe eligibility requirements, and (3) the proper selling agreements must be in place. In addition, the financial intermediary must process and report the transaction as a conversion.

The value of the shares received during a conversion will be based on the relative NAV of the shares being converted and the shares received as a result of the conversion. In general, conversions of one share class for a different share class of the same Fund should not result in the realization by the investor of a taxable capital gain or loss for U.S. federal income tax purposes, provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct conversion transaction. Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund conversion. The Fund reserves the right in its sole discretion to amend or terminate the conversion feature at any time, for any reason.

ADDRESSES

Send Inquiries And Payments To:	Or By Overnight Mail To:	Phone Number:

Hartford Funds P.O. Box 55022 Boston, MA 02205-5022 FAX: 1-888-802-0039	Hartford Funds 30 Dan Road, Suite 55022 Canton, MA 02021-2809	1-888-843-7824 or contact your financial intermediary or plan administrator for instructions and assistance.

VALUATION OF SHARES

The net asset value per share (NAV) is determined for each class of the Fund’s shares as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, the Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate the Fund’s NAV in accordance with applicable law. The net asset value for each class of shares of the Fund is determined by dividing the value of the Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class. Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

For purposes of calculating the NAV of the Fund, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of last reported trade prices or official close price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Boards of Directors of The Hartford Mutual Funds, Inc. (the “Company”). Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade, do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Company’s Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities or other instruments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that the Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations and senior floating rate interests) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, the Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of OTC options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

BUY AND SELL PRICES

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

EXECUTION OF REQUESTS

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

You may buy and sell shares of the Fund on the web, by telephone, by wire or by mail. You may exchange your shares by telephone, on the web, or by mail. Note that requests to buy, sell or exchange shares by mail must be sent to the P.O. box at the address provided elsewhere in this prospectus and will be sent from that address to the transfer agent for processing. Your request will be priced at the next NAV calculated after the transfer agent receives the request rather than after the request arrives at the P.O. box.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordfunds.com or consider sending your request in writing.

The Fund typically expects to pay sale proceeds to redeeming shareholders within 1 – 3 business days following receipt of a shareholder redemption order for those payments made to your account held with a financial intermediary. For sale proceeds that are paid directly to a shareholder with respect to accounts held directly with the transfer agent, the Fund typically expects to pay sales proceeds, by electronic funds transfer, wire or by mailing a check, to redeeming shareholders within 1 business day, following receipt of the shareholder redemption order. Payment of redemption proceeds may take longer than the time the Fund typically expects and may take up to seven days as permitted by the Investment Company Act of 1940, as amended. The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Under normal market conditions, the Fund expects to meet redemption orders by using a combination of cash and cash equivalents holdings (including cash flows into the Fund) and/or by the sale of portfolio investments, although the Fund reserves the right to use borrowings and interfund lending. In unusual or stressed market conditions or as HFMC determines to be appropriate, the Fund may use borrowings (such as the Fund’s line of credit or through reverse repurchase agreements) to meet redemption requests. The Fund may also utilize its custodian overdraft facility to meet redemptions, if necessary.  The Hartford Mutual Funds, Inc. recently received an exemptive order (the “Interfund Lending Order”) from the SEC for the Fund under which the Fund is permitted to engage in interfund lending. To the extent the Board authorizes the implementation of an interfund lending facility pursuant to the terms of the Interfund Lending Order, the Fund may engage in interfund lending to meet redemption requests during unusual or stressed market conditions

REQUESTS IN “GOOD ORDER”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

•    Name, date of birth, residential address, and social security number.

•    The Fund name, share class and account number.

•    The amount of the transaction (in dollars or shares).

•    Signatures of all owners exactly as registered on the account (for mail requests).

•    Medallion signature guarantee or Signature Validation Program stamp (if required).

•    Any supporting legal documentation that may be required.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Hartford Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of Fund shares by the Fund’s shareholders can disrupt the management of the Fund, negatively affect the Fund’s performance, and increase expenses for all Fund shareholders. In particular, frequent trading (i) can force the Fund’s portfolio manager to hold larger cash positions than desired instead of fully investing all the Fund’s assets, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund; and (iv) can trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when the Fund invests in securities that are thinly traded (for example, some high yield bonds and small capitalization stocks)or are traded primarily in markets outside of the United States. Frequent traders, and in particular those using arbitrage strategies, can dilute the Fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the Hartford Funds.

The Board of Directors of the Company has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. The Hartford Funds’ policy is to discourage investors from trading in the Fund’s shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading. The Fund reserves the right to reject any purchase order at any time and for any reason, without prior written notice. The Fund also reserves the right to revoke the exchange privileges of any person at any time and for any reason. In making such determinations, the Fund may consider an investor’s trading history in any of the Hartford Funds, including the person’s trading history in any accounts under a person’s common ownership or control. No system for the prevention and detection of market timing and other abusive trading activities can be expected to identify, address or eliminate all such activities in Fund shares.

It is the policy of the Fund to permit only two “substantive round trips” by an investor within any single Hartford Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into a Hartford Fund and a redemption of or an exchange out of the same Hartford Fund in a dollar amount that the Funds’ transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the Fund. When an additional purchase or exchange change order request for the Fund is received within the 90-day period, the requested transaction shall be rejected (unless such transaction was a transaction in an omnibus account that was identified, in accordance with the procedures described below, after it had already occurred). In addition, the person requesting such transaction shall be deemed an “Excessive Trader.” All exchange and purchase privileges of an Excessive Trader shall be suspended within such Fund for the first violation of the policy for a period of 90 days. For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader shall be suspended indefinitely. If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the Funds’ transfer agent may terminate the registered representative’s exchange and purchase privileges in Hartford Funds. The frequent trading limitations do not apply to the following: (1) any transaction not initiated by a shareholder or their registered representative; (2) transactions that are part of a systematic program; (3) automatic programs offered by the Funds, such as dollar cost averaging, dividend diversification and systematic withdrawals; (4) transactions of $1,000 or less; and (5) transactions that the Fund, in its discretion, determines are not abusive or harmful.

The Hartford Funds’ policies for deterring frequent purchases and redemptions of Fund shares by a Fund shareholder are intended to be applied uniformly to all Fund shareholders to the extent practicable. Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the Funds. Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the Funds are limited in their ability to identify or deter Excessive Traders or other abusive traders. The Hartford Funds’ procedures with respect to omnibus accounts are as follows: (1) Where the Funds’ transfer agent is provided individual shareholder level transaction detail on a daily basis, the Funds’ transfer agent shall monitor the daily trade activity of individual shareholders and apply the Policy. (2) Where the Funds’ transfer agent is not provided individual shareholder level transaction detail on a daily basis, the Funds’ transfer agent shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring. In such cases, the Funds’ transfer agent shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy. The Funds’ ability to identify and deter frequent purchases and redemptions of a Fund’s shares through omnibus accounts is limited, and the Funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of Fund shares in this context depends significantly upon the cooperation of the financial intermediaries. In addition to the foregoing, the Funds’ transfer agent also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make Hartford Funds less attractive to market timers and to reduce the potential adverse consequences to other investors of market timing or abusive trading. Certain market timers may seek to take advantage of pricing anomalies that can occur in Fund shares resulting from the manner in which the NAV of the Funds’ shares is determined each day. Frequent trading in Fund shares can dilute the value of long-term shareholders’ interests in a Fund if the Fund calculates its NAV using closing prices that are no longer accurate. Funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities are more susceptible to this activity. Hartford Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities, may serve as a deterrent against harmful excessive trading in fund shares. For additional information concerning Hartford Funds’ fair value procedures, please refer to “Valuation of Shares.”

Hartford Funds reserves the right to modify this policy, including any surveillance procedures established from time to time to effectuate this policy, at any time without notice. Hartford Funds, HFMC, and/or the Funds’ transfer agent shall not be liable for any loss resulting from rejected purchase orders or exchanges.

You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022 to request to sell your shares. For overnight mail, please send the request to Hartford Funds, 30 Dan Road, Suite 55022, Canton, MA 02021-2809.

CERTIFICATED SHARES

Shares are electronically recorded and, therefore, the Fund does not issue share certificates.

ACCOUNT CLOSINGS

There may be instances in which it is appropriate for your account to be closed. Your account could be closed if: (i) your identity cannot be verified or you fail to provide a valid SSN or TIN; (ii) the registered address of your account is outside of the United States or in a U.S. jurisdiction in which the Fund shares are not registered; (iii) transactions in your account raise suspicions of money laundering, fraud or other illegal conduct; (iv) shares purchased are not paid for when due; (v) your account does not meet the qualifications for ownership for the particular class of shares held in your account; (vi) maintenance of your account jeopardizes the tax status or qualifications of the Fund; (vii) your account balance falls to $1,000 or less and you fail to bring the account above $1,000 within thirty (30) days of notification; (viii) there is a change in your broker of record, for example your broker is no longer able to sell Fund shares; or (ix) closing the account is determined to be in the best interests of the Fund.

SALES IN ADVANCE OF PURCHASE PAYMENTS

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 5 business days after the purchase.

SPECIAL REDEMPTIONS

Although each Fund would not normally do so, each Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities constituting the shareholder’s proportionate share of the current assets of the Fund rather than cash. When the shareholder sells portfolio securities received in this fashion, transaction costs would be incurred. Prior to such sale, the shareholder would be exposed to market risk. Any such securities would be valued for the purposes of making such payment at the same value as used in determining a Fund’s net asset value. Each Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

ABANDONED PROPERTY

It is the responsibility of the shareholder to keep the shareholder’s account(s) active and to provide Hartford Funds with a current and correct address for the shareholder’s account(s). An out-of-date or incorrect address may cause a shareholder’s account statements and other mailings to be returned to Hartford Funds. Please be advised that certain state escheatment laws may require the Fund to turn over your mutual fund account to the state listed in your account registration as abandoned property if no shareholder initiated activity occurs in the account within the time frame specified by the state law. Hartford Funds will not be liable to a shareholder or a shareholder’s financial intermediary for good faith compliance with state unclaimed or abandoned property (escheatment) laws.

To learn more about the escheatment rules for your particular state, please contact your attorney or State Treasurer’s and/or Controller’s Offices. If you do not hold your shares directly with the Fund, you should contact your financial intermediary, retirement plan or other third party intermediary regarding applicable state escheatment laws.

Escheatment laws vary by state, and states have different criteria for defining inactivity and unclaimed or abandoned property. Hartford Funds strongly encourages you to keep your account active and up-to-date. Depending on laws in your jurisdiction, you may assist us in safeguarding your investments for accounts directly held with Hartford Funds by at least once a year: (i) logging in to your account at http://www.hartfordfunds.com and viewing your account information; (ii) calling Hartford Funds at 1-888-843-7824 for an account balance or speaking with a customer service representative at the same phone number after you go through a security verification process; and (iii) taking action on letters received in the mail from Hartford Funds concerning account inactivity, outstanding checks and/or escheatment or abandoned property and promptly following the directions in such letters. Please be advised that simply visiting the above Hartford Funds website or making contact by phone may not establish sufficient contact for purposes of escheatment laws in certain states. Check with your state of residence for specifics.

PAYMENT REQUIREMENTS

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to Hartford Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or the Distributor has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers with payment to follow within the customary settlement period. If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

ACCOUNT STATEMENTS AND DUPLICATE COPIES OF MATERIALS TO HOUSEHOLDS

You will receive account and tax information statements, if applicable, from your financial intermediary pursuant to its policies or from the transfer agent, depending on how your shares are held with a Fund. If you receive account statements from the transfer agent, you may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

Generally, the Fund will mail only one copy of each prospectus, annual report, semi-annual report and proxy statement to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses. If you hold your account directly with the Fund’s transfer agent and you want to receive multiple copies of these materials, you may call us at 1-888-843-7824 or notify us in writing. Individual copies of prospectuses, reports and proxy statements will be sent to you commencing within 30 days after we receive your request to stop householding for accounts directly held with the Fund’s transfer agent. If your account is not held directly with the Fund’s transfer agent, please contact your financial intermediary for more information.

UNCASHED CHECKS ISSUED ON YOUR ACCOUNT

The Fund reserves the right to reinvest any amounts (e.g., dividends, distributions or redemption proceeds) that you have elected to receive by check should your check remain uncashed for more than 180 days. No interest will accrue on amounts represented by uncashed checks. Your check will be reinvested in your account at the NAV on the day of the reinvestment. When reinvested, those amounts are subject to the risk of loss like any Fund investment. If you elect to receive distributions in cash and a check remains uncashed for more than 180 days, your cash election may be changed automatically to reinvest and your future dividend and capital gains distributions will be reinvested in the Fund at the NAV as of the date of payment of the distribution. This provision may not apply to certain retirement or qualified accounts, accounts with a non-U.S. address or closed accounts. Your participation in a systematic withdrawal program may be terminated if a check remains uncashed.

RETIREMENT PLANS AND CERTAIN OTHER ACCOUNTS – Hartford Funds are available through a range of retirement plans, including traditional, Roth, SIMPLE and SEPs IRAs and 401(k) plans. Using these plans, you can invest in any Hartford Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open a retirement account (including traditional, Roth, SIMPLE, or SEPs IRAs, and 403(b) Accounts) or Coverdell Education Savings Account (“Coverdell Account”) through Hartford Funds, UMB Bank, n.a. will serve as the custodian of that account. Retirement accounts and Coverdell Accounts are charged an annual maintenance fee (up to $25) that is paid to UMB Bank, n.a., HASCO and/or certain other Fund service providers. These fees are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table). Please refer to the Custodial Agreement & Disclosure Statement for your retirement account or Coverdell Account for information on applicable annual maintenance fees.

FUND DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Capital gains of the Fund are normally declared and paid annually. Dividends from net investment income of the Fund are normally declared and paid as follows:

Fund	Declaration frequency of net investment income	Payment frequency of net investment income
Strategic Income Fund	Monthly	Monthly

Notwithstanding the foregoing, the Company’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties. Further, the Fund reserves the right to change its dividend distribution policy at the discretion of its Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of the Fund.

If a purchase order is placed through a broker, dealer or other financial firms authorized to settle through the National Securities Clearing Corporation (the “NSCC”), the purchase order will begin accruing dividends on the NSCC settlement date or as agreed upon and as allowed by applicable law.

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when the Fund has realized but not yet distributed taxable income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax advisor.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10. If the dividend is $10 or less, the amount will automatically be reinvested in the Fund. If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank. For assistance in establishing electronic funds transfer transactions, please call 1-888-843-7824.

TAXES ON DISTRIBUTIONS

The Fund may invest a portion of its assets in tax-exempt obligations subject to the Alternative Minimum Tax. Any portion of exempt-interest dividends attributable to interest on these obligations may increase some shareholders’ Alternative Minimum Tax. The Fund expects that its distributions will consist primarily of exempt-interest dividends. The Fund’s exempt-interest dividends may be subject to state or local taxes. Distributions paid from any interest income that is not tax-exempt and from any short-term or long-term capital gains will be taxable whether you reinvest those distributions or receive them in cash.

Tax exempt income received by a tax-deferred retirement account will generally be taxable when distributed from the tax-deferred retirement account. As a result, any retirement plan investor should consider whether the Fund is an appropriate investment. Tax-exempt income is included when determining whether Social Security and railroad retirement benefits are taxable.

PART B

The Hartford Mutual Funds, Inc.
P.O. Box 55022

Boston, MA 02205-5022

Statement of Additional Information

[August 10], 2017

Acquisition of the Assets and Liabilities of:	By and in Exchange for Shares of:

The Hartford Unconstrained Bond Fund	The Hartford Strategic Income Fund

This Statement of Additional Information is available to the shareholders of The Hartford Unconstrained Bond Fund (“Unconstrained Bond Fund”) in connection with the proposed transaction whereby all of the assets and liabilities of Unconstrained Bond Fund will be transferred to The Hartford Strategic Income Fund in exchange for shares of The Hartford Strategic Income Fund (“Strategic Income Fund,” and together with Unconstrained Bond Fund, the “Funds”).

This Statement of Additional Information of Strategic Income Fund consists of this cover page, the accompanying pro forma financial information and related notes, and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

1.                                   The Combined Statement of Additional Information for The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. dated March 1, 2017 (File Nos. 333-02381/811-07589 and 002-11387/811-00558, respectively);

2.                                   The Financial Statements of Unconstrained Bond Fund and Strategic Income Fund as included in each Fund’s Annual Report filed for the year ended October 31, 2016 (File Nos. 333-02381/811-07589); and

3.                                  Unaudited Financial Statements of Unconstrained Bond Fund and Strategic Income Fund as included in each Fund’s Semi Annual Report filed for the period ended April 30, 2017 (File Nos. 333-02381/811-07589).

This Statement of Additional Information is not a prospectus.  An Information Statement/Prospectus dated [August 10], 2017 relating to the transaction may be obtained, without charge, by writing to The Hartford Mutual Funds, Inc., P.O. Box 55022, Boston, MA 02205-5022 or calling 1-888-843-7824.  This Statement of Additional Information should be read in conjunction with the Information Statement/Prospectus.

For additional information, see the October 31, 2016 annual report and April 30, 2017 semi-annual report of the Strategic Income Fund.

PRO FORMA FINANCIAL INFORMATION

Unaudited narrative pro forma financial information is presented below for the Reorganization.  Strategic Income Fund is expected to be the accounting survivor of the Reorganization. The pro forma financial information provided herein should be read in conjunction with the annual and semi-annual reports, which are on file with the Securities and Exchange Commission and are available at no charge.

The unaudited pro forma information set forth below for the period ended on April 30, 2017, is intended to present supplemental data as if the Reorganization, as noted in the table below, had occurred at the beginning of the period. The Reorganization does not require Shareholder approval.

Reorganization

The Reorganization will be accounted for as a tax-free reorganization of investment companies; therefore, no gain or

1

loss will be recognized by Strategic Income Fund or its shareholders as a result of the Reorganization. Unconstrained Bond Fund and Strategic Income Fund are registered open-ended management investment companies. The Reorganization would be accomplished by the acquisition of substantially all of the assets and the assumption of substantially all of the liabilities of Unconstrained Bond Fund by Strategic Income Fund in exchange for shares of Strategic Income Fund and the distribution of such shares to Unconstrained Bond Fund’s shareholders in complete liquidation of Unconstrained Bond Fund. The table below shows the common shares that Unconstrained Bond Fund’s shareholders would have received if the Reorganization were to have taken place on April 30, 2017.

Unconstrained Bond Fund	Shares Exchanged (thousands)
Class A	4,835,547
Class T	-
Class B	35,247
Class C	1,023,756
Class I	540,870
Class R3	12,089
Class R4	60,795
Class R5	138,206
Class Y	1,137
Class F	788,034

Basis of Pro Forma

In accordance with accounting principles generally accepted in the United States of America, the Reorganization will be accounted for as a tax-free reorganization for federal income tax purposes. For financial reporting purposes, the historical cost basis of the investments received from Unconstrained Bond Fund will be carried forward to align ongoing reporting of the realized and unrealized gains and losses of the surviving fund (which will be Strategic Income Fund) with amounts distributable to shareholders for tax purposes.

Net Assets Applicable to Common Shares as of April 30, 2017

	Unconstrained Bond	Strategic Income	Combined Fund
	Fund	Fund	Pro Forma
Class A	42,842,942	116,008,567	158,851,509
Class B	312,993	1,061,249	1,374,242
Class C	9,101,190	67,950,061	77,051,251
Class I	4,808,330	35,184,291	39,992,621
Class R3	106,866	206,754	313,620
Class R4	538,645	95,611	634,256
Class R5	1,224,502	408,583	1,633,085
Class Y	10,072	306,570	316,642
Class F	7,005,626	154,274,387	161,280,013
TOTAL	65,951,166	375,496,073	441,447,239

Pro Forma Expense Adjustments

The table below reflects adjustments to annual expenses made to the Combined Fund Pro Forma financial information as if the Reorganization had taken place on the first day of the twelve-month period ended April 30, 2017 using the fee and expense information shown in the Information Statement. The pro forma information has been derived from the books and records used in calculating daily net asset values of Unconstrained Bond Fund and Strategic Income Fund and has been prepared in accordance with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect this information. Pro forma expenses do not include the expenses to be charged to the Funds in connection with the Reorganization. Actual results could differ from those estimates. No other significant pro forma effects are expected to result from the Reorganization.

2

Pro Forma Fee and Expense Increase (Decrease)
Dollar Amount
Net Expense Category
Management Fees(2)	$-
Transfer Agent Fees(3)	$-
Distribution Fees(2)	$-
Custodian Fees(3)	$-
Accounting Services Fees(2)	$-
Registration and Filing Fees(1)	$(101,580)
Board of Directors Fees(3)	$-
Audit Fees(1)	$(66,248)
Other Expenses(1)	$(8,484)
Total Pro Forma Expenses	$(176,311)

(1) Reflects the anticipated reduction of certain duplicative expenses eliminated as a result of the Reorganization.

(2) These fees are asset based. As a result of the Reorganization, it is anticipated that the addition of Unconstrained Bond Fund assets to Strategic Income Fund will not result in the combined Fund Pro Forma expense exceeding the next breakpoint.

(3) These expenses for Unconstrained Bond Fund and Strategic Income Fund together equal the combined Fund Pro Forma expenses.

No significant accounting policies will change as a result of the Reorganization, specifically policies regarding security valuation or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended. No significant changes to any existing contracts of Strategic Income Fund are expected as a result of the Reorganization.

Reorganization Costs

HFMC or its affiliates will bear the legal and shareholder communication costs relating to the Reorganization. No such costs shall be borne by Unconstrained Bond Fund or Strategic Income Fund. All other expenses, including any brokerage fees and brokerage-related expenses, incurred in connection with the Reorganization will be borne by the Unconstrained Bond Fund and Strategic Income Fund.

If the Reorganization had occurred as of April 30, 2017, Strategic Income Fund would not have been required to dispose of any securities of Unconstrained Bond Fund in order to comply with its investment restrictions. As of April 30, 2017, the amount of securities that are expected to be sold in connection with the Reorganization is approximately less than 15% of the combined total assets of Unconstrained Bond Fund and Strategic Income Fund. The investment adviser does not expect the related trading costs to be significant.

Accounting Survivor

Strategic Income Fund will be the accounting survivor. The surviving fund will have the portfolio management team, portfolio composition, strategies, investment objectives, expense structure and policies/restrictions of Strategic Income Fund.

Capital Loss Carryforward

As of October 31, 2016, the Funds had capital loss carryforwards as follows:

	Unconstrained Bond	Strategic Income
	Fund	Fund
Unlimited Short-Term Capital Loss Carryforward	$6,282,376	$9,439,946

Unlimited Long-Term Capital Loss Carryforward	$3,197,123	$1,212,141

If not applied, the capital loss carryforwards will expire as follows:

	Unconstrained Bond	Strategic Income
	Fund	Fund
Expiration date:
October 31, 2017	$12,172,503	-

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PART C

OTHER INFORMATION

Item 15.                          Indemnification

Article V, paragraph (f) of the Registrant’s Articles of Restatement provides that the Registrant shall indemnify (i) its directors and officers to the full extent required or permitted by law and (ii) other employees and agents to such extent authorized by the Registrant’s board of directors or bylaws and as permitted by law; provided, however, that no such indemnification shall protect any director or officer of the Registrant against any liability to the Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The rights of indemnification contained in Article V are not exclusive to any other rights to which any officer, director or employee seeking indemnification may be entitled.

Subsection (b) of Section 2-418 of the General Corporation Law of Maryland permits a corporation to indemnify any person who was or is party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise, against reasonable expenses (including attorneys’ fees), judgments, penalties, fines and amounts paid in settlement actually incurred by him in connection with such action, suit or proceeding unless it is proved that: (i) the act or omission of the person was material to the cause of action adjudicated in the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the person actually received an improper personal benefit of money, property or services; or (iii) with respect to any criminal action or proceeding, the person had reasonable cause to believe his act or omission was unlawful.

Indemnification under subsection (b) of Section 2-418 may not be made by a corporation unless authorized for a specific proceeding after a determination has been made that indemnification is permissible in the circumstances because the party to be indemnified has met the standard of conduct set forth in subsection (b). This determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such quorum cannot be obtained, then by a majority vote of a committee of the Board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full Board in which the designated directors who are parties may participate; (ii) by special legal counsel selected by the Board of Directors or a committee of the Board by vote as set forth in subparagraph (i),or, if the requisite quorum of the full Board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full Board in which any director who is a party may participate; or (iii) by the stockholders (except that shares held by directors who are parties to the specific proceeding may not be voted). A court of appropriate jurisdiction may also order indemnification if the court determines that a person seeking indemnification is entitled to reimbursement under subsection (b).

Section 2-418 further provides that indemnification provided for by Section 2-418 shall not be deemed exclusive of any rights to which the indemnified party may be entitled; and permits a corporation to purchase and maintain insurance on behalf of a director, officer, employee or agent of the corporation against any liability asserted against or incurred by such person in any such capacity or arising out of such person’s status as such whether or not the corporation would have the power to indemnify such person against such liabilities under Section 2-418.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Registrant undertakes that it will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the questions whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant’s various agreements with its service providers provide for indemnification.

Item 16.                          Exhibits

1.(i)                                   Articles Supplementary dated July 14, 2011 (incorporated by reference to Post-Effective Amendment No. 94 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 30, 2011)

1.(ii)                                Articles of Amendment dated July 14, 2011 (incorporated by reference to Post-Effective Amendment No. 94 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 30, 2011)

1.(iii)                             Articles of Amendment dated August 8, 2011 (incorporated by reference to Post-Effective Amendment No. 94 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 30, 2011)

1.(iv)                            Articles Supplementary dated August 10, 2011 (incorporated by reference to Post-Effective Amendment No. 94 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 30, 2011)

1.(v)                               Articles of Amendment dated April 11, 2012 (incorporated by reference to Post-Effective Amendment No. 107 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 17, 2012)

1.(vi)                            Articles of Amendment dated April 27, 2012 (incorporated by reference to Post-Effective Amendment No. 107 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 17, 2012)

1.(vii)                         Articles Supplementary dated April 27, 2012 (incorporated by reference to Post-Effective Amendment No. 107 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 17, 2012)

1.(viii)                      Articles Supplementary dated June 1, 2012 (incorporated by reference to Post-Effective Amendment No. 107 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 17, 2012)

1.(ix)                            Articles Supplementary dated October 31, 2012 (incorporated by reference to Post-Effective Amendment No. 109 to Registration Statement on Form N-1A (File No. 333-02381) filed on November 30, 2012)

1.(x)                               Certificate of Correction dated January 24, 2013 (incorporated by reference to Post-Effective Amendment No. 116 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2013)

1.(xi)                            Articles Supplementary dated February 27, 2013 (incorporated by reference to Post-Effective Amendment No. 116 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2013)

1.(xii)                         Articles Supplementary dated June 28, 2013 (incorporated by reference to Post-Effective Amendment No. 121 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 19, 2013)

1.(xiii)                      Articles Supplementary dated August 7, 2013 (incorporated by reference to Post-Effective Amendment No. 121 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 19, 2013)

1.(xiv)                     Articles Supplementary dated November 19, 2013 (incorporated by reference to Post-Effective Amendment No. 119 to Registration Statement on Form N-1A (File No. 333-02381) filed on November 29, 2013)

1.(xv)                        Articles of Amendment dated February 25, 2014 (incorporated by reference to Post-Effective Amendment No. 123 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2014)

1.(xvi)                     Articles Supplementary dated March 6, 2014 (incorporated by reference to Post-Effective Amendment No. 126 to Registration Statement on Form N-1A (File No. 333-02381) filed on April 30, 2014)

1.(xvii)                  Certificate of Correction dated April 29, 2014 (incorporated by reference to Post-Effective Amendment No. 126 to Registration Statement on Form N-1A (File No. 333-02381) filed on April 30, 2014)

1.(xviii)               Articles of Amendment dated May 30, 2014 (incorporated by reference to Post-Effective Amendment No. 128 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 30, 2014)

1.(xix)                     Articles Supplementary dated July 23, 2014 (incorporated by reference to Post-Effective Amendment No. 132 to Registration Statement on Form N-1A (File No. 333-02381) filed on August 29, 2014)

1.(xx)                        Articles Supplementary dated October 27, 2014 (incorporated by reference to Post-Effective Amendment No. 134 to Registration Statement on Form N-1A (File No. 333-02381) filed on November 7, 2014)

1.(xxi)                     Articles Supplementary dated November 27, 2014 (incorporated by reference to Post-Effective Amendment No. 136 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 19, 2014)

1.(xxii)                  Articles Supplementary dated February 18, 2015  (incorporated by reference to Post-Effective Amendment No. 137 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 27, 2015)

1.(xxiii)               Articles of Amendment dated March 24, 2015 (incorporated by reference to Post-Effective Amendment No. 143 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 22, 2015)

1.(xxiv)              Articles Supplementary dated May 26, 2015 (incorporated by reference to Post-Effective Amendment No. 140 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 28, 2015)

1.(xxv)                 Articles of Amendment dated May 28, 2015 (incorporated by reference to Post-Effective Amendment No. 143 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 22, 2015)

1.(xxvi)              Articles of Amendment dated July 7, 2015 (incorporated by reference to Post-Effective Amendment No. 143 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 22, 2015)

1.(xxvii)           Articles of Amendment dated August 31, 2015 (incorporated by reference to Post-Effective Amendment No. 143 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 22, 2015)

1.(xxviii)        Articles Supplementary dated February 10, 2016 (incorporated by reference to Post-Effective Amendment No. 144 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 29, 2016)

1.(xxix)              Articles Supplementary dated June 1, 2016 (incorporated by reference to Post-Effective Amendment No. 150 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 27, 2016)

1.(xxx)                 Articles Supplementary dated November 11, 2016 (incorporated by reference to Post-Effective Amendment No. 150 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 27, 2016)

1.(xxxi)              Articles Supplementary dated February 23, 2017 (incorporated by reference to Post-Effective Amendment No. 153 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2017)

2.                                              Amended and Restated Bylaws (incorporated by reference to Post-Effective Amendment No. 137 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 27, 2015)

3.                                              Not Applicable

4.                                              Form of Agreement and Plan of Reorganization is incorporated herein as Appendix A to the combined Information Statement/Prospectus

5.                                              Not Applicable

6.(i).a                         Form of Investment Management Agreement with Hartford Funds Management Company, LLC with respect to Floating Rate High Income Fund, Healthcare Fund, Municipal Opportunities Fund and Small Company Fund (incorporated by reference to Post-Effective Amendment No. 132 to Registration Statement on form N-1A (File No. 333-02381) filed on August 29, 2014)

6.(i).b                         Schedules A and B to the Investment Management Agreement with Hartford Funds Management Company, LLC with respect to Floating Rate High Income Fund, Healthcare Fund, Municipal Opportunities Fund and Small Company Fund (incorporated by reference to Post-Effective Amendment No. 150 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 27, 2016)

6.(i).c                          Investment Management Agreement with Hartford Funds Management Company, LLC with respect to all Funds, except Floating Rate High Income Fund, Healthcare Fund, Municipal Opportunities Fund, Small Company Fund and Global Impact Fund (incorporated by reference to Post-Effective Amendment No. 149 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 8, 2016)

6.(i).d                         Form of Investment Management Agreement with Hartford Funds Management Company, LLC with respect to Global Impact Fund (incorporated by reference to Post-Effective Amendment No. 153 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2017)

6.(ii).a                      Form of Investment Sub-Advisory Agreement with Wellington Management Company LLP dated January 1, 2013 (incorporated by reference to Post-Effective Amendment No. 116 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2013)

6.(ii).b                      Novation Agreement dated December 4, 2014  (incorporated by reference to Post-Effective Amendment No. 137 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 27, 2015)

7.(i).a                         Amended and Restated Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 131 to Registration Statement on Form N-1A (File No. 333-02381) filed on August 27, 2014)

7.(i).b                         Amendment Number 1 Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 119 to Registration Statement on Form N-1A (File No. 333-02381) filed on November 29, 2013)

7.(i).c                          Form of Amendment Number 2 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 126 to Registration Statement on Form N-1A (File No. 333-02381) filed on April 30, 2014)

7.(i).d                         Amendment Number 3 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 131 to Registration Statement on Form N-1A (File No. 333-02381) filed on August 27, 2014)

7.(i).e                          Amendment Number 4 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 132 to Registration Statement on form N-1A (File No. 333-02381) filed on August 29, 2014)

7.(i).f                           Form of Amendment Number 5 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 140 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 28, 2015)

7.(i).g                          Amendment Number 6 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 144 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 29, 2016)

7.(i).h                         Amendment Number 7 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 149 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 8, 2016)

7.(i).i                             Amendment Number 8 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 153 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2017)

7.(ii)                                Form of Selling Agreement (incorporated by reference to Post-Effective Amendment No. 153 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2017)

8.                                              Not Applicable

9.(i)                                   Custodian Agreement with State Street Bank and Trust Company (incorporated by reference to Post-Effective Amendment No. 137 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 27, 2015)

9.(ii)                                Form of Prime Broker Margin Account Agreement (incorporated by reference to Post-Effective Amendment No. 132 to Registration Statement on Form N-1A (File No. 333-02381) filed on August 29, 2014)

10.(i)                            Amended and Restated Rule 12b-1 Distribution Plan for Class A, Class B, Class C, Class R3, Class R4 and Class T Shares dated February 28, 2017  (incorporated by reference to Post-Effective Amendment No. 153 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2017)

10.(ii)                         Multiple Class Plan Pursuant to Rule 18f-3 (incorporated by reference to Post-Effective Amendment No. 153 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2017)

11.                                       Opinion and Consent of Counsel as to legality of the securities being registered (filed herewith)

12.                                       Form of Opinion and Consent of Dechert LLP as to tax matters (to be filed by subsequent amendment)

13.(i)                            Transfer Agency and Service Agreement with Hartford Administrative Services Company dated December 1, 2014 (incorporated by reference to Post-Effective Amendment No. 136 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 19, 2014)

13.(i).a                  Amendment Number 1 to Transfer Agency and Service Agreement (incorporated by reference to Post-Effective Amendment No. 150 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 27, 2016)

13.(i).b                  Amendment Number 2 to Transfer Agency and Service Agreement (incorporated by reference to Post-Effective Amendment No. 150 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 27, 2016)

13.(i).c                   Amendment Number 3 to Transfer Agency and Service Agreement (incorporated by reference to Post-Effective Amendment No. 153 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2017)

13.(ii)                         Share Purchase Agreement (incorporated by reference to Post-Effective Amendment No. 35 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 19, 2004)

13.(iii).a            Fund Accounting Agreement with Hartford Funds Management Company, LLC dated December 31, 2014  (incorporated by reference to Post-Effective Amendment No. 137 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 27, 2015)

13.(iii).b            Form of Amendment One to Fund Accounting Agreement (incorporated by reference to Post-Effective Amendment No. 140 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 28, 2015)

13.(iii).c             Amendment Two to Fund Accounting Agreement (incorporated by reference to Post-Effective Amendment No. 143 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 22, 2015)

13.(iii).d            Amendment Three to Fund Accounting Agreement (incorporated by reference to Post-Effective Amendment No. 144 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 29, 2016)

13.(iii).e             Form of Amendment Four to Fund Accounting Agreement (incorporated by reference to Post-Effective Amendment No. 149 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 8, 2016)

13.(iii).f              Amendment Five to Fund Accounting Agreement (incorporated by reference to Post-Effective Amendment No. 150 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 27, 2016)

13.(iii).g             Form of Amendment Six to Fund Accounting Agreement (incorporated by reference to Post-Effective Amendment No. 153 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2017)

13.(iv)                     Form of Amended and Restated Expense Limitation Agreement (incorporated by reference to Post-Effective Amendment No. 153 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2017)

13.(v).a              Form of Amended and Restated Transfer Agency Fee Waiver Agreement (incorporated by reference to Post-Effective Amendment No. 153 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2017)

13.(v).b              Form of Amended and Restated Transfer Agency Fee Waiver Agreement (incorporated by reference to Post-Effective Amendment No. 153 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2017)

14.                                       Consent of Independent Registered Public Accounting Firm (filed herewith)

15.                                       Not Applicable

16.                                       Powers of Attorney dated June 21, 2017 (filed herewith)

17.                                       Code of Ethics of Hartford Funds Management Company, LLC, Hartford Funds Distributors, LLC and The Hartford-Sponsored Mutual Funds (incorporated by reference to Post-Effective Amendment No. 153 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2017)

17.                                       Code of Ethics of Wellington Management Company LLP dated July 1, 2016 (incorporated by reference to Post-Effective Amendment No. 150 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 27, 2016)

Item 17.                          Undertakings

1.                   The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17

CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2.                   The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

3.                   The undersigned registrant undertakes to file a post-effective amendment to this registration statement upon the closing of the reorganization described in this registration statement that contains an opinion of counsel supporting the tax matters.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf by the Registrant, in the Township of Wayne, Commonwealth of Pennsylvania, on the 10th day of July 2017.

THE HARTFORD MUTUAL FUNDS, INC.

By:	/s/ James E. Davey
James E. Davey
President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ James E. Davey	Director, President, Chief Executive Officer	July 10, 2017
James E. Davey

/s/ Michael J. Flook	Controller & Treasurer	July 10, 2017
Michael J. Flook	(Chief Accounting Officer & Chief Financial Officer)

*	Director	July 10, 2017
Hilary E. Ackermann

*	Director	July 10, 2017
Robin C. Beery

*	Director	July 10, 2017
Lynn S. Birdsong

*	Director	July 10, 2017
Christine Detrick

*	Director	July 10, 2017
Duane E. Hill

*	Chairman of the Board and Director	July 10, 2017
William P. Johnston

*	Director	July 10, 2017
Phillip O. Peterson

*	Director	July 10, 2017
Lemma W. Senbet

*	Director	July 10, 2017
David Sung

/s/ Thomas R. Phillips		July 10, 2017
* By Thomas R. Phillips
Attorney-in-fact

*                           (Pursuant to Power of Attorney (filed herewith))

EXHIBIT INDEX

Exhibit No.

11.	Opinion and Consent of Counsel as to legality of the securities being registered

14.	Consent of Independent Registered Public Accounting Firm

16.	Powers of Attorney